UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5867
Oppenheimer Multi-State Municipal Trust
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: July 31
Date of reporting period: 07/31/2008

Item 1. Reports to Stockholders.

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories
Tobacco—Master Settlement Agreement	18.4%
Hospital/Health Care	13.8
General Obligation	7.5
Airlines	7.2
Special Tax	5.5
Water Utilities	5.0
Higher Education	4.9
Electric Utilities	4.7
Highway/Commuter Facilities	4.2
Adult Living Facilities	4.0
Portfolio holdings are subject to change. Percentages are as of July 31, 2008, and are based on the total market value of investments.

Credit Allocation
AAA	9.2%
AA	22.6
A	7.1
BBB	44.9
BB or lower	16.2
Allocations are subject to change. Percentages are as of July 31, 2008, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 12.63% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
14 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. In a 12-month period marked by significant turbulence in global credit markets and by broad price volatility as investors adjusted their perspectives on risk tolerance, the net asset value (NAV) of Oppenheimer New Jersey Municipal Fund’s Class A shares fell sharply and the Fund’s total returns were negative. As of July 31, 2008, the Fund nonetheless provided the highest level of tax-free income among its peer funds and more income, on a tax-equivalent basis, than many other fixed-income alternatives. Based on the distribution for the 28-day accrual period ended July 22, 2008, the distribution yield at the end of this reporting period for the Fund’s Class A shares was 5.52% NAV.
     Oppenheimer New Jersey Municipal Fund distributed dividends of 54.3 cents per Class A share this reporting period, including a small amount of ordinary income. The monthly dividend distribution for Class A shares of Oppenheimer New Jersey Municipal Fund increased to 4.5 cents in September 2007 and to 4.6 cents in April 2008. No capital gains were distributed this reporting period.
     At the end of this reporting period, the Fund had more than 325 holdings and an average credit quality of BBB-plus. Despite the broad turmoil in the municipal market, which caused widespread declines in NAVs, default rates on municipal bonds in general and in this Fund in particular continue to be extremely low relative to the default rates on other fixed-income instruments. The default rate on investments in this portfolio remained in line with our expectations, and we remain confident in the long-term structural advantages of the Fund’s investments.
     As the charts on pages 22 to 24 show, the Fund’s total returns were negative this reporting period as investors grew increasingly concerned about risk and widening credit spreads. Credit spread widening is typically more detrimental to the sectors and types of securities the Fund favors than to our Fund’s benchmark.
     At the end of this reporting period, New Jersey general obligation bonds continued to be rated AA by Standard & Poor’s,
A-minus by Fitch Ratings and Aa3 by Moody’s Investors Service, all with stable outlooks. As the state’s general obligation bonds are backed by the full faith and taxing power of the state, we believe that municipal bonds issued by New Jersey will continue to represent solid credits for investors seeking high levels of tax-free income.
15 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
     In the single-family housing sector, which comprised 2.8% of the Fund’s market value on July 31, 2008, one acquisition in particular illustrates how the Fund benefited from its entry into the auction rate securities (ARS) market. An ARS is a long-term municipal security with an interest rate that resets at a specific frequency (typically 7 to 35 days) through an auction process. Many municipal auctions failed this reporting period because bidders were in short supply. These auction failures created financial headaches for investors who bought bonds with the assumption that their investments would remain highly liquid, and they also pushed the short-term rates on some bonds into the double digits. Intrigued by the opportunity to purchase high-yielding bonds, we applied our credit research expertise to the municipal auction inventory and identified some highly attractive bonds with resetting rates. For example, in February 2008, the Fund purchased a New Jersey Housing and Mortgage Finance Agency bond that offered a 10% rate and was rated AA by S&P and Aa2 by Moody’s. This security, which represented the fourth largest holding in the portfolio at the end of February, was a variable rate demand note (VRDN) with a put to BNP Paribas.1 As auction rate prices firmed in late March, the Fund sold its position. Despite their brief tenure in the portfolio, this bond helped the Fund deliver high levels of tax-free yield to investors this reporting period. By July 31, 2008, billions of dollars of municipal auction rate securities had been refinanced into lower-yielding credit structures, and the municipal auctions became far less attractive to yield-seeking investors. The Fund’s participation in the municipal auctions, we believe, demonstrates the Rochester investment team’s flexibility and responsiveness to evolving market conditions.
     Throughout this reporting period, however, news about rising foreclosure rates and declining sales has fostered concerns about the long-term viability of all sorts of real estate-related investments, and bond prices in the Fund’s single-family and multifamily housing sectors have declined. The Fund’s single-family housing bonds are high-grade securities that have been issued by state agencies, which continue to abide by conservative lending practices. We believe our multifamily housing bonds (0.7% of the Fund’s invested assets as of July 31, 2008) represent a good value, because the demand for these types of properties will likely rise as the housing crisis persists. Additionally, the Fund does not invest in the securities created from pools of sub-prime mortgages nor in collateralized debt obligations (CDOs) and thus has no exposure to these credits. The overall credit quality of our housing-sector investments has been unaffected by the developments in the sub-prime mortgage market, but the prices nonetheless fell this reporting period.

1. VRDNs have long-term final maturities that can be “put”—or sold—at par on each reset date to a mandatory liquidity provider, in this case BNP Paribas. While VRDN yields are typically too low for consideration in this Fund, we occasionally find VRDNs like this one with very attractive rates.
16 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

     In the reporting period ended July 31, 2008, our in-house credit research team continued to identify yield-enhancing municipal issues in the Commonwealth of Puerto Rico, despite ongoing economic difficulties and political scandals there. Most of these investments involve so-called “creatures of the state” that are supported by tax revenues—electric utilities, education, highways—versus investments for project financing. As such, we remain confident in the government’s ability to collect the taxes and make bond payments using tax proceeds. As discussed in the Market Recap and Outlook, we expect many lower-rated bonds—for example, BBB-rated general obligation bonds issued by Puerto Rico—to be upgraded once Moody’s starts to rate municipal bonds on the same scale it uses for corporate bonds. These ratings, we believe, will more accurately reflect the true credit quality of these bonds. (Fitch, which has also proposed a uniform ratings scale, does not rate Puerto Rico credits.)
     The Fund continues to monitor news that has the potential to affect Puerto Rico’s economy or creditworthiness. In December 2007, Standard & Poor’s said the commonwealth’s BBB-minus general obligation debt deserved a stable outlook. In June 2008, in response to the uncertainty created by Gov. Anibal Acevedo Vila’s proposal to suspend the island’s sales and use tax, S&P announced that the A-plus rating given to Puerto Rico Sales Tax Financing Corporation would be placed on credit watch, with negative implications. Also during this reporting period, the governor and members of his campaign committee were indicted on charges that included wire fraud and conspiracy. The governor denies any misuse of public funds, and the Government Development Bank of Puerto Rico, the commonwealth’s financing arm, was vocal in its assurances that Puerto Rico would honor its financial obligations. Investors should note that the commonwealth, its agencies and the government development bank retained their investment-grade ratings during this reporting period and the outlook, according to both S&P and Moody’s, is stable. As of July 31, 2008, bonds issued by the commonwealth represented just over one-quarter of invested assets.
     During this reporting period, which was characterized by credit spread widening, prices fell on our investments in many credit-sensitive sectors. Credit spreads are said to be widening when the yield difference between higher-rated securities and lower-rated ones increases, causing the prices for BBB-rated, lower-rated and unrated securities to fall more or rise less than the prices of securities with higher ratings.
     For example, the Fund continued to maintain sizable holdings in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. The Rochester investment team was among the early believers in the structural and yield advantages of these types of bonds,
17 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
which are backed by state and/or territory proceeds from a national litigation settlement with tobacco manufacturers. To date, MSA payments to the states and territories have been in line with projections made at the outset of this landmark agreement.2 At the end of this reporting period, MSA-backed tobacco bonds accounted for nearly one-fifth of Fund investments and comprised the Fund’s largest sector.
     As they faced considerable pricing pressure this reporting period, MSA-backed tobacco bonds underperformed other securities with similar ratings. The following factors, we believe, were significant: a general widening of credit spreads, to which tobacco bonds are inherently more sensitive; an increase in the national supply of MSA bonds, including a record-setting sale by Ohio’s Buckeye Tobacco Settlement Finance Authority; and Standard & Poor’s announcement about changing its assessment of 11 tobacco bonds to negative watch, from negative outlook. Pricing pressure remained persistent even as Fitch Ratings upgraded the ratings of nearly 240 MSA-backed tobacco bonds. As first announced in January 2008, Fitch raised the majority of these bonds to a rating of BBB-plus, the highest rating it gives for these securities. We believe that the price volatility this reporting period was primarily related to technical issues, not fundamental ones, and that the sector should continue to provide attractive, long-term benefits to our yield-seeking investors.
     Further, while industry litigation may create some headline-induced volatility, we continue to believe that the long-term impact of tobacco-related court cases should be negligible. If anything, the latest headlines have been quite favorable. In early April, a three-judge panel in federal appeals court reversed an earlier decision that had granted class-action status to smokers of “light” cigarettes. The panel ruled that individual cases were too distinct from one another to qualify as a “class.” In June, the U.S. Supreme Court announced that it would take a third look at a long-running dispute between the family of a deceased smoker and Philip Morris. Twice before, the Supreme Court has ruled that the punitive damages awarded in Oregon were excessive. The Supreme Court’s recent decision to lower the punitive damages awarded in the Exxon-Valdez case, we believe, bodes well for the tobacco manufacturer. The Philip Morris case is expected to be on the Supreme Court’s fall docket.
     In our experience, interest payments and scheduled payments of principal on the tobacco bonds this Fund holds have always been made in a timely manner, and many

2. Bond investments may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
18 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

bonds have repaid principal earlier than their scheduled final maturity. Our confidence in the long-term benefits these bonds can provide is such that we took advantage of market conditions this reporting period to invest in high-yielding MSA-backed securities.
     The Fund also continued to be invested in the airline sector this reporting period. The Fund’s holdings constitute a diverse portfolio representing many carriers and facilities. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds offer investors a fair amount of principal protection—even as economic conditions and fuel costs create financial challenges for many carriers. Shareholders should note that the long-term performance of secured bonds in this sector is not dependent on airline profitability but more closely linked with overall passenger traffic, which has been rising.
     Speculation about future mergers or bankruptcy filings has contributed to price volatility and underperformance in this sector this reporting period. While many ticket holders and some creditors are apt to become concerned amid this type of speculation, our experience with airline-backed securities leads us to believe that most issuers will remain current with the principal and interest payments on the secured bonds we hold, as they have done in the past, thus protecting their valuable assets. In some instances, bankrupt airlines have remained current with their payments on callable bonds with very high coupons, long after their call dates. In others, unsecured airline bonds could be exchanged for an equity position in the carrier, turning bondholders into shareholders who could recoup some of their investment by selling the stock. As of July 31, 2008, the airline-backed sector represented 7.2% of the Fund’s invested assets.
     During the latter half of this reporting period, many bond insurers faced renewed scrutiny from the credit ratings organizations and, as a result, the prices of many insured bonds fell, regardless of the strength of the underlying credit. The bond insurers’ woes were not based on their practice of insuring municipal bonds, which arguably do not need to be insured, but on the insurers’ exposure to sub-prime mortgages. As of July 31, 2008, about 1.2% of the Fund’s assets were insured by ACA Financial Guaranty Corporation. In December 2007, after the insurer lost its investment-grade status, the prices of these bonds declined. These assets were quickly re-evaluated by our in-house credit research team. Instead of applying the insurer’s own credit rating to the insured bond, the team gave each insured holding an internal rating based on the actual credit quality of the underlying security. Investors should note that the underlying borrowers for ACA-insured bonds held by the Fund have consistently made their interest and principal payments without any apparent support from the insurer. While news about bond insurers continues to generate headlines,
19 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
we remain confident in our credit team’s ability to determine which underlying issues meet our standards for creditworthiness and which represent good values for our shareholders.
     The Fund continued to invest in municipal inverse-floating-rate securities this reporting period. These are tax-exempt securities whose interest payments move inversely to changes in short-term interest rates. With generally higher tax-free yields than regular fixed-rate bonds of comparable maturity and credit quality, these securities helped the Fund provide higher dividends this reporting period as the yield curve steepened. However, these securities often face greater price volatility than comparable fixed-rate bonds, and the volatility this reporting period detracted from the Fund’s overall performance.
     The Fund also invested in percentage of LIBOR notes (PLNs), a type of bond structure that experienced price declines this reporting period when another U.S. financial institution sold a large position at a loss. This move depressed the prices of PLNs across the board even though PLN credit quality, which varies among tax-free issuers, generally remained solid. PLNs are bonds that pay a variable rate based on LIBOR and most are A-rated or better. The PLN structure can deliver attractive levels of tax-free yield. However, in a rare development, municipal yields exceeded Treasury and LIBOR rates this reporting period and, as a result, PLNs detracted from Fund performance. We continue to believe that this type of bond will be a valuable source of revenue once more normal rate relations are in place and, therefore, remain invested in a diverse basket of bonds with this structure.
     Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2008. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
20 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

     The Fund’s performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
21 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
22 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 25 for further information.
23 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 25 for further information.
24 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This annual report must be preceded or accompanied by the current prospectus of the Oppenheimer New Jersey Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
25 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
26 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	February 1, 2008	July 31, 2008	July 31, 2008
Class A	$1,000.00	$929.30	$7.61
Class B	1,000.00	926.50	11.52
Class C	1,000.00	925.80	11.27

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,017.01	7.95
Class B	1,000.00	1,012.98	12.03
Class C	1,000.00	1,013.23	11.78
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, based on the 6-month period ended July 31, 2008 are as follows:

Class	Expense Ratios
Class A	1.58%
Class B	2.39
Class C	2.34
The expense ratios reflect reduction to custodian expenses. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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28 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2008

Principal
Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—126.9%

New Jersey—88.8%
$3,880,000	Bayonne, NJ Parking Authority (City Parking)[1]	5.000%	06/15/2027	$3,518,229
10,000	Bergen County, NJ HDC	6.750	10/01/2018	10,164
20,000	Bergen County, NJ HDC (Park Ridge)	5.950	07/01/2025	20,953
75,000	Bergen County, NJ Utilities Authority	5.500	12/15/2016	75,161
25,000	Berkeley, NJ HFC (Bayville Hsg.)	5.750	08/01/2014	25,257
3,000,000	Burlington County, NJ Bridge Commission Economic Devel. (The Evergreens)	5.625	01/01/2038	2,657,490
225,000	Camden County, NJ PCFA (Camden County Energy Recovery Associates)[1]	7.500	12/01/2009	225,664
100,000	Camden County, NJ PCFA (Camden County Energy Recovery Associates)[1]	7.500	12/01/2010	100,249
20,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2023	20,013
105,000	Essex County, NJ Improvement Authority (Sportsplex)[1]	5.625	10/01/2027	105,051
1,135,000	Gloucester County, NJ HDC (Colonial Park)	6.200	09/15/2011	1,143,842
5,000	Gloucester County, NJ Utilities Authority[1]	5.125	01/01/2013	5,011
25,000	Haledon, NJ School District[1]	5.625	02/01/2009	25,077
3,835,000	Hudson County, NJ Solid Waste Improvement Authority (Koppers Site)[1]	6.125	01/01/2029	3,421,587
1,000,000	Hudson County, NJ Solid Waste Improvement Authority, Series 1[1]	6.000	01/01/2029	903,660
10,000	Jackson, NJ Township Municipal Utilities Authority	5.500	12/01/2015	10,219
45,000	Mercer County, NJ Improvement Authority (Solid Waste)[1]	5.750	09/15/2016	46,029
40,000	Middlesex County, NJ Improvement Authority (Edison Township)[1]	5.650	09/15/2011	40,112
875,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2015	817,198
500,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2020	446,755
1,535,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.000	01/01/2032	1,249,613
1,100,000	Middlesex County, NJ Improvement Authority (Heldrich Center Hotel)	5.125	01/01/2037	885,214
975,000	Middlesex County, NJ Improvement Authority (Skyline Tower Urban Renewal Associates)[1]	5.350	07/01/2034	900,559
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500	09/01/2030	20,297
2,500,000	Middlesex County, NJ Pollution Control Authority (Amerada Hess Corp.)[1]	6.050	09/15/2034	2,508,025
45,000	Monmouth County, NJ Improvement Authority[1]	5.000	02/01/2013	45,081
15,000	Monmouth County, NJ Improvement Authority[1]	5.450	07/15/2013	15,037
35,000	Morris-Union, NJ Joint Commission COP	7.300	08/01/2009	35,083
F1 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New Jersey Continued
$10,000	Morristown, NJ GO1	5.300%	03/01/2021	$10,022
35,000	New Brunswick, NJ Hsg. & Urban Devel. Authority[1]	5.500	08/01/2011	35,079
65,000	New Brunswick, NJ Hsg. & Urban Devel. Authority[1]	5.750	07/01/2024	65,241
50,000	Newark, NJ Hsg. Authority (Lock Street Urban Renewal Partnership)	6.400	01/20/2034	50,630
50,000	Newark, NJ Hsg. Finance Corp. (Section 8 Assisted Hsg.)	7.300	04/01/2020	51,714
2,045,000	NJ EDA (American Airlines)[1]	7.100	11/01/2031	944,136
3,060,000	NJ EDA (Applewood Estates)[1]	5.000	10/01/2035	2,594,360
50,000	NJ EDA (Bristol Glen)[1]	5.750	07/01/2029	45,556
1,050,000	NJ EDA (Burlington Coat Factory Warehouse of New Jersey)	6.125	09/01/2010	1,051,113
1,130,000	NJ EDA (Cadbury at Cherry Hill)	5.500	07/01/2018	1,057,285
25,000	NJ EDA (Cadbury at Cherry Hill)	5.500	07/01/2028	21,252
10,000	NJ EDA (Cigarette Tax)[1]	5.625	06/15/2017	9,866
25,000	NJ EDA (Consumers New Jersey Water Company)[1]	5.100	09/01/2032	22,315
580,000	NJ EDA (Continental Airlines)[1]	5.500	04/01/2028	349,931
17,590,000	NJ EDA (Continental Airlines)[1]	6.250	09/15/2019	13,902,432
4,375,000	NJ EDA (Continental Airlines)[1]	6.250	09/15/2029	3,148,381
7,240,000	NJ EDA (Continental Airlines)[1]	6.400	09/15/2023	5,549,967
3,890,000	NJ EDA (Continental Airlines)[1]	6.625	09/15/2012	3,544,101
11,430,000	NJ EDA (Continental Airlines)[1]	7.000	11/15/2030	8,969,350
9,475,000	NJ EDA (Continental Airlines)[1]	9.000	06/01/2033	9,284,458
5,000,000	NJ EDA (Converted Organics of Woodbridge)	8.000	08/01/2027	4,114,900
3,100,000	NJ EDA (Cranes Mill)	5.100	06/01/2027	2,692,846
160,000	NJ EDA (Dept. of Human Services)[1]	6.250	07/01/2024	167,328
115,000	NJ EDA (Devereux Foundation)[1]	5.450	05/01/2027	115,726
2,605,000	NJ EDA (Elizabethtown Water Company)[1]	5.600	12/01/2025	2,606,459
3,800,000	NJ EDA (Empowerment Zone-Cumberland)[2,3]	7.750	08/01/2021	2,317,924
20,000	NJ EDA (Fellowship Village)[1]	5.500	01/01/2018	19,840
290,000	NJ EDA (General Motors Corp.)[1]	5.350	04/01/2009	280,964
6,000,000	NJ EDA (GMT Realty)	6.875	01/01/2037	5,809,260
25,000	NJ EDA (Greater New York Councils Boy Scouts of America)[1]	5.450	09/01/2023	25,167
320,000	NJ EDA (Hackensack Water Company)	5.800	03/01/2024	320,678
425,000	NJ EDA (Hackensack Water Company)	5.900	03/01/2024	424,966
18,860,000	NJ EDA (Hamilton Care)	6.650	11/01/2037	17,123,937
3,700,000	NJ EDA (JVG Properties)	5.375	03/01/2019	3,538,680
2,500,000	NJ EDA (Kapkowski Road Landfill)	6.500	04/01/2031	2,451,825
165,000	NJ EDA (Keswick Pines)	5.600	01/01/2012	164,188
75,000	NJ EDA (Keswick Pines)[1]	5.750	01/01/2024	69,984
F2 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
New Jersey Continued
$45,000	NJ EDA (Kullman Associates)	6.125%	06/01/2018	$39,842
140,000	NJ EDA (Kullman Associates)	6.750	07/01/2019	128,940
160,000	NJ EDA (Leisure Park)	5.875	12/01/2027	145,662
90,000	NJ EDA (Liberty State Park Lease Rental)[1]	5.750	03/15/2022	90,176
8,680,000	NJ EDA (Liberty Street Park)[4]	5.000	03/01/2027	8,820,746
810,000	NJ EDA (Lions Gate)	5.750	01/01/2025	749,185
1,345,000	NJ EDA (Lions Gate)	5.875	01/01/2037	1,190,836
30,000	NJ EDA (Manchester Manor)[1]	6.700	08/01/2022	30,070
1,000,000	NJ EDA (Marcus L. Ward Home)	5.750	11/01/2024	975,180
1,200,000	NJ EDA (Marcus L. Ward Home)	5.800	11/01/2031	1,147,992
2,380,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	5.500	06/01/2031	2,383,808
1,750,000	NJ EDA (Masonic Charity Foundation of New Jersey)[1]	6.000	06/01/2025	1,810,375
255,000	NJ EDA (Middlesex Water Company)[1]	5.200	10/01/2022	255,752
525,000	NJ EDA (Middlesex Water Company)[1]	5.250	10/01/2023	507,906
1,100,000	NJ EDA (Middlesex Water Company)	5.250	02/01/2029	1,030,502
770,000	NJ EDA (Middlesex Water Company)[1]	5.350	02/01/2038	728,166
5,000	NJ EDA (New Jersey American Water Company)	5.250	11/01/2032	4,553
2,800,000	NJ EDA (New Jersey American Water Company)	5.250	07/01/2038	2,597,280
200,000	NJ EDA (New Jersey American Water Company)[1]	5.350	06/01/2023	200,304
255,000	NJ EDA (New Jersey American Water Company)	5.350	06/01/2023	255,395
1,685,000	NJ EDA (New Jersey American Water Company)	5.375	05/01/2032	1,555,424
1,020,000	NJ EDA (New Jersey American Water Company)	5.500	06/01/2023	998,672
11,705,000	NJ EDA (New Jersey American Water Company)	5.950	11/01/2029	11,589,589
1,280,000	NJ EDA (New Jersey American Water Company)	6.000	05/01/2036	1,282,982
7,035,000	NJ EDA (New Jersey American Water Company)	6.875	11/01/2034	7,115,129
120,000	NJ EDA (New Jersey Natural Gas Company)	5.000	12/01/2038	106,516
50,000	NJ EDA (New Jersey Transit Corp.)	5.650	12/15/2012	50,107
25,000	NJ EDA (New Jersey Transit Corp.)	5.700	12/15/2013	25,055
30,000	NJ EDA (New Jersey Transit Corp.)[1]	5.750	12/15/2017	30,079
10,000	NJ EDA (New Jersey Transit Corp.)	5.750	12/15/2017	10,023
400,000	NJ EDA (Newark Downtown District Management Corp.)	5.125	06/15/2027	369,028
700,000	NJ EDA (Newark Downtown District Management Corp.)	5.125	06/15/2037	607,376
3,995,000	NJ EDA (Nui Corp.)[1]	5.250	11/01/2033	3,456,514
2,780,000	NJ EDA (Nui Corp.)[1]	5.250	11/01/2033	2,374,287
8,000,000	NJ EDA (Pingry School)	5.000	11/01/2038	6,992,240
6,195,000	NJ EDA (Public Service Electric and Gas)[1]	6.400	05/01/2032	6,245,303
1,165,000	NJ EDA (Reformed Church Ministries to the Aging The Particulare Synod Mid-Atlantics)[1]	5.375	12/01/2018	1,095,496
10,000,000	NJ EDA (School Facilities Construction)[4]	5.000	09/01/2036	10,092,250
18,080,000	NJ EDA (School Facilities Construction)[4]	5.125	03/01/2028	18,468,991
F3 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value
New Jersey Continued
$36,180,000	NJ EDA (School Facilities Construction)[4]	5.125%	03/01/2030	$36,794,698
1,215,000	NJ EDA (St. Francis Life Care Corp.)[1]	5.700	10/01/2017	1,185,876
2,230,000	NJ EDA (St. Francis Life Care Corp.)	5.750	10/01/2023	2,096,579
10,000	NJ EDA (The Presbyterian Home at Montgomery)	6.250	11/01/2020	9,749
115,000	NJ EDA (The Presbyterian Home at Montgomery)	6.375	11/01/2031	109,418
3,360,000	NJ EDA (Trigen-Trenton District Energy Company)	6.200	12/01/2010	3,364,906
20,000	NJ EDA (United Methodist Homes of New Jersey)[1]	5.125	07/01/2018	18,056
2,370,000	NJ EDA (United Methodist Homes of New Jersey)[1]	5.125	07/01/2025	1,966,508
45,000	NJ EDA (United Methodist Homes of New Jersey)	7.200	07/01/2010	45,061
2,500,000	NJ EDA Retirement Community (Seabrook Village)	5.250	11/15/2026	2,163,400
3,500,000	NJ EDA Retirement Community (Seabrook Village)	5.250	11/15/2036	2,835,175
90,000	NJ Educational Facilities Authority (Beth Medrash Govoha America)	6.375	07/01/2030	90,671
625,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D	5.250	07/01/2032	568,419
17,000,000	NJ Educational Facilities Authority (Fairleigh Dickinson University), Series D	6.000	07/01/2025	17,218,620
10,000	NJ Educational Facilities Authority (Jersey City State College)	6.250	07/01/2010	10,031
135,000	NJ Educational Facilities Authority (Monmouth University)[1]	5.625	07/01/2013	135,116
2,000,000	NJ Educational Facilities Authority (Monmouth University)[1]	5.800	07/01/2022	2,006,240
5,000	NJ Educational Facilities Authority (Stevens Institute of Technology)	5.000	07/01/2018	5,056
4,250,000	NJ Educational Facilities Authority (Stevens Institute of Technology)[1]	5.000	07/01/2034	3,740,043
25,000	NJ Educational Facilities Authority (University of Medicine & Dentistry)[1]	5.125	12/01/2011	25,037
50,000	NJ Educational Facilities Authority (University of Medicine & Dentistry)[1]	5.125	12/01/2012	50,064
175,000	NJ Educational Facilities Authority (University of Medicine & Dentistry)[1]	5.250	12/01/2013	175,214
160,000	NJ Educational Facilities Authority (University of Medicine & Dentistry)[1]	5.250	12/01/2014	160,173
90,000	NJ Educational Facilities Authority (University of Medicine & Dentistry)[1]	5.250	12/01/2015	90,086
530,000	NJ Educational Facilities Authority (University of Medicine & Dentistry)[1]	5.250	12/01/2021	530,164
705,000	NJ Educational Facilities Authority (University of Medicine & Dentistry)[1]	5.250	12/01/2021	705,219
115,000	NJ Educational Facilities Authority (University of Medicine & Dentistry)[1]	5.250	12/01/2025	115,015
F4 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$190,000	NJ Educational Facilities Authority (University of Medicine & Dentistry)[1]	5.250%		12/01/2025	$190,025
80,000	NJ Environmental Infrastructure[1]	5.000		09/01/2020	78,786
10,000	NJ Health Care Facilities Financing Authority (Allegany Health System Obligated Group)[1]	5.200		07/01/2018	10,474
475,000	NJ Health Care Facilities Financing Authority (Avalon at Hillsborough)	6.150		07/01/2020	446,120
750,000	NJ Health Care Facilities Financing Authority (Avalon at Hillsborough)	6.375		07/01/2025	700,238
565,000	NJ Health Care Facilities Financing Authority (Avalon at Hillsborough)	6.625		07/01/2035	522,908
6,325,000	NJ Health Care Facilities Financing Authority (Bayonne Hospital)[1]	6.250		07/01/2012	6,342,267
150,000	NJ Health Care Facilities Financing Authority (Capital Health System)[1]	5.250		07/01/2017	151,745
160,000	NJ Health Care Facilities Financing Authority (Capital Health System)[1]	5.250		07/01/2027	152,971
110,000	NJ Health Care Facilities Financing Authority (Capital Health System)[1]	5.375		07/01/2033	102,776
4,145,000	NJ Health Care Facilities Financing Authority (Capital Health System)[1]	5.750		07/01/2023	4,178,243
39,395,000	NJ Health Care Facilities Financing Authority (Catholic Health East/Mercy Medical/McCauley Center Obligated Group)[4]	2.593	[5]	11/15/2033	30,725,900
1,000,000	NJ Health Care Facilities Financing Authority (Children’s Specialized Hospital)	5.500		07/01/2036	911,260
70,000	NJ Health Care Facilities Financing Authority (Chilton Memorial Hospital)[1]	5.000		07/01/2013	70,029
1,010,000	NJ Health Care Facilities Financing Authority (Columbus Hospital)[1]	7.500		07/01/2021	921,463
50,000	NJ Health Care Facilities Financing Authority (CoMC/KMCC Obligated Group)[1]	5.500		07/01/2017	50,427
35,000	NJ Health Care Facilities Financing Authority (CoMC/KMCC Obligated Group)[1]	5.500		07/01/2027	35,023
10,000	NJ Health Care Facilities Financing Authority (Community Hospital Group/Hartwyck at Oak Tree Obligated Group)[1]	5.000		07/01/2025	10,047
7,000,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)	6.300		07/01/2023	7,036,890
750,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)	5.300		11/01/2026	636,428
1,000,000	NJ Health Care Facilities Financing Authority (Hebrew Old Age Center of Atlantic City)	5.375		11/01/2036	812,440
F5 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New Jersey Continued
$1,260,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)[1]	5.000%		07/01/2036	$1,070,710
10,000,000	NJ Health Care Facilities Financing Authority (Holy Name Hospital)[1]	5.250		07/01/2020	10,028,300
45,000	NJ Health Care Facilities Financing Authority (Ocean Nursing Pavilion/Meridian Hospitals Corp.)[1]	5.250		07/01/2019	46,422
25,000	NJ Health Care Facilities Financing Authority (ONP/MHC Obligated Group)[1]	5.375		07/01/2024	25,709
50,000	NJ Health Care Facilities Financing Authority (Palisades Medical Center)[1]	5.200		07/01/2019	46,343
435,000	NJ Health Care Facilities Financing Authority (Palisades Medical Center)[1]	5.250		07/01/2028	374,722
1,430,000	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[2,6]	5.125		07/01/2018	990,704
5,755,000	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[2,6]	5.125		07/01/2028	3,670,539
135,000	NJ Health Care Facilities Financing Authority (Pascack Valley Hospital Assoc.)[1,2]	6.625		07/01/2036	93,528
1,200,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2014	1,200,192
9,830,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2027	9,714,694
50,000	NJ Health Care Facilities Financing Authority (RWJ University Hospital)[1]	5.600		07/01/2015	52,213
1,100,000	NJ Health Care Facilities Financing Authority (RWJ University Hospital)[1]	5.750		07/01/2025	1,109,053
25,000	NJ Health Care Facilities Financing Authority (Society of the Valley Hospital)[1]	5.375		07/01/2025	25,558
20,000	NJ Health Care Facilities Financing Authority (Society of the Valley Hospital)[1]	5.500		07/01/2020	20,797
10,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)	5.500		07/01/2023	8,814
70,000	NJ Health Care Facilities Financing Authority (Somerset Medical Center)	5.500		07/01/2033	56,751
250,000	NJ Health Care Facilities Financing Authority (South Jersey Hospital System)	5.000		07/01/2036	234,118
37,955,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)	6.250	[7]	07/01/2030	8,111,743
5,000	NJ Health Care Facilities Financing Authority (St. Barnabas)	5.000		07/01/2024	5,119
45,000	NJ Health Care Facilities Financing Authority (St. Barnabas)	5.000		07/01/2024	45,187
F6 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

New Jersey Continued
$35,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	5.700%	07/01/2011	$35,108
3,880,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	5.750	07/01/2016	3,892,106
800,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[1]	6.000	07/01/2026	802,656
10,000,000	NJ Health Care Facilities Financing Authority (St. Joseph’s Hospital & Medical Center)[8]	6.625	07/01/2038	9,619,200
30,000	NJ Health Care Facilities Financing Authority (St. Peter’s Hospital)[1]	5.000	07/01/2013	30,054
500,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital/Margaret McLaughlin McCarrick Care Center Obligated Group)[1]	6.875	07/01/2020	510,585
1,050,000	NJ Health Care Facilities Financing Authority (St. Peter’s University Hospital/Margaret McLaughlin McCarrick Care Center Obligated Group)[1]	6.875	07/01/2030	1,066,706
50,000	NJ Health Care Facilities Financing Authority (THGS/THGSF Obligated Group)[1]	5.200	07/01/2031	44,822
2,000,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital)[1]	5.250	07/01/2030	1,650,260
5,880,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250	07/01/2030	4,880,870
15,000	NJ HFA[1]	5.250	11/01/2015	15,016
45,000	NJ HFA[1]	5.375	11/01/2008	45,106
30,000	NJ Higher Education Assistance Authority (Student Loans)[1]	5.250	06/01/2018	30,076
80,000	NJ Higher Education Assistance Authority (Student Loans)[1]	5.300	06/01/2017	80,847
35,000	NJ Higher Education Assistance Authority (Student Loans)[1]	5.800	06/01/2016	35,431
15,000	NJ Higher Education Assistance Authority (Student Loans)[1]	5.900	07/01/2009	15,168
15,000	NJ Higher Education Assistance Authority (Student Loans)[1]	6.125	07/01/2015	15,063
480,000	NJ Higher Education Student Assistance Authority (Student Loan)[1]	6.000	06/01/2015	489,451
10,000	NJ Higher Education Student Assistance Authority (Student Loan)[1]	6.150	06/01/2019	10,115
85,000	NJ Hsg. & Mortgage Finance Agency (Homebuyer)[1]	5.150	10/01/2018	86,377
670,000	NJ Hsg. & Mortgage Finance Agency (Homebuyer)[1]	5.300	04/01/2026	673,524
3,725,000	NJ Hsg. & Mortgage Finance Agency (Homebuyer)[1]	5.400	10/01/2020	3,764,671
2,220,000	NJ Hsg. & Mortgage Finance Agency (Multifamily)[1]	4.900	11/01/2026	1,974,868
1,000,000	NJ Hsg. & Mortgage Finance Agency (Multifamily)[1]	5.000	11/01/2036	862,190
F7 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS   Continued

Principal
Amount		Coupon		Maturity	Value
New Jersey Continued
$275,000	NJ Hsg. & Mortgage Finance Agency (Multifamily)[1]	5.150%		11/01/2030	$251,991
45,000	NJ Hsg. & Mortgage Finance Agency (Multifamily)[1]	5.400		11/01/2017	45,164
10,000,000	NJ Hsg. & Mortgage Finance Agency (Single Family Hsg.)[4]	4.550		10/01/2022	9,027,250
5,000,000	NJ Hsg. & Mortgage Finance Agency (Single Family Hsg.)[4]	4.625		10/01/2027	4,256,817
4,500,000	NJ Hsg. & Mortgage Finance Agency (Single Family Hsg.)[4]	5.000		10/01/2037	3,894,465
6,160,000	NJ Hsg. & Mortgage Finance Agency (Single Family Hsg.)[4]	5.375		04/01/2030	5,845,934
370,000	NJ Hsg. & Mortgage Finance Agency (Single Family Hsg.)	4.800		10/01/2047	294,964
2,500,000	NJ Hsg. & Mortgage Finance Agency, Series A	4.850		11/01/2039	2,052,100
2,150,000	NJ Hsg. & Mortgage Finance Agency, Series A	4.950		11/01/2048	1,743,070
40,000	NJ Hsg. & Mortgage Finance Agency, Series A1	5.050		11/01/2018	39,798
25,000	NJ Hsg. & Mortgage Finance Agency, Series A1	5.050		05/01/2034	22,022
130,000	NJ Hsg. & Mortgage Finance Agency, Series A1	5.550		05/01/2027	126,591
2,085,000	NJ Hsg. & Mortgage Finance Agency, Series A	5.650		05/01/2040	2,042,612
10,000	NJ Hsg. & Mortgage Finance Agency, Series A1[1]	6.250		05/01/2020	10,133
15,000	NJ Hsg. & Mortgage Finance Agency, Series B1	5.850		11/01/2012	15,504
50,000	NJ Hsg. & Mortgage Finance Agency, Series B1	6.150		11/01/2020	51,164
20,000	NJ Hsg. & Mortgage Finance Agency, Series BB1	5.300		04/01/2017	20,406
90,000	NJ Hsg. & Mortgage Finance Agency, Series E1[1]	5.750		05/01/2025	91,595
1,525,000	NJ Hsg. & Mortgage Finance Agency, Series M1	5.000		10/01/2036	1,536,590
55,000	NJ Hsg. & Mortgage Finance Agency, Series T1	5.600		04/01/2017	55,887
80,000	NJ Hsg. & Mortgage Finance Agency, Series U1	5.550		10/01/2011	81,294
1,450,000	NJ Hsg. & Mortgage Finance Agency, Series U1	5.750		04/01/2018	1,460,310
385,000	NJ Hsg. & Mortgage Finance Agency, Series U1	5.850		04/01/2029	384,973
65,000	NJ Hsg. & Mortgage Finance Agency, Series V1	5.250		04/01/2026	65,577
55,000	NJ Readington-Lebanon Sewage Authority[1]	5.250		01/01/2013	55,117
1,525,000	NJ South Jersey Port Corp.[1]	5.200		01/01/2023	1,470,969
200,000	NJ South Jersey Port Corp.[1]	5.250		01/01/2030	186,134
17,020,000	NJ Tobacco Settlement Financing Corp.[1]	4.500		06/01/2023	15,228,305
48,000,000	NJ Tobacco Settlement Financing Corp.[1]	4.625		06/01/2026	39,407,040
30,035,000	NJ Tobacco Settlement Financing Corp.[1]	4.750		06/01/2034	21,537,798
11,585,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2029	8,937,480
200,950,000	NJ Tobacco Settlement Financing Corp.	5.812	[7]	06/01/2041	13,783,161
417,450,000	NJ Tobacco Settlement Financing Corp.[8]	6.292	[7]	06/01/2041	30,983,139
15,000	NJ Wastewater Treatment	5.200		09/01/2010	15,033
55,000	Pleasantville, NJ School District COP[1]	5.500		10/01/2013	55,124
20,000	Pompton Lakes, NJ School District[1]	5.500		08/01/2009	20,058
1,535,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2022	1,523,042
5,485,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750		12/01/2025	5,343,706
3,535,000	Port Authority NY/NJ (KIAC)	6.750		10/01/2011	3,503,927
3,210,000	Port Authority NY/NJ (KIAC)	6.750		10/01/2019	3,211,124
F8 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value
New Jersey Continued
$40,000	Port Authority NY/NJ, 117th Series[1]	5.125%	11/15/2013	$40,507
25,000	Port Authority NY/NJ, 122nd Series[1]	5.125	01/15/2036	24,548
20,000	Port Authority NY/NJ, 124th Series[1]	5.000	08/01/2022	19,606
6,595,000	Port Authority NY/NJ, 126th Series[1]	5.250	05/15/2037	6,460,198
9,235,000	Port Authority NY/NJ, 127th Series[4]	5.250	12/15/2032	9,184,336
10,500,000	Port Authority NY/NJ, 143rd Series[4]	5.000	10/01/2030	10,198,073
20,000	Riverside, NJ Township GO	5.450	12/01/2010	20,040
215,000	Salem County, NJ IPCFA (Atlantic City Electric Company)[1]	5.600	11/01/2025	215,299
60,000	Salem County, NJ IPCFA (Atlantic City Electric Company)	5.600	11/01/2025	60,046
1,565,000	Salem County, NJ IPCFA (Public Service Electric & Gas)[1]	5.200	03/01/2025	1,565,407
4,790,000	Salem County, NJ IPCFA (Public Service Electric & Gas)[6]	5.450	02/01/2032	4,791,964
1,440,000	Salem County, NJ IPCFA (Public Service Electric & Gas)[1]	5.750	04/01/2031	1,342,498
3,980,000	Union County, NJ Improvement Authority (Juvenile Detention Center)	5.500	05/01/2034	4,042,367
65,000	Union County, NJ Improvement Authority (Linden Airport)	5.000	03/01/2028	65,239
50,000	Union County, NJ Utilities Authority (County Deficiency)[1]	5.000	06/15/2028	47,578
50,000	Union County, NJ Utilities Authority (County Deficiency)[1]	5.000	06/15/2028	50,121
15,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.000	06/01/2016	14,950
1,770,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.000	06/01/2023	1,668,915
185,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.350	06/01/2023	180,693
160,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375	06/01/2017	160,538
185,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375	06/01/2018	185,333
350,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375	06/01/2019	349,374
120,000	Union County, NJ Utilities Authority (Ogden Martin Systems of Union)[1]	5.375	06/01/2020	118,637
10,000	University of Medicine & Dentistry of New Jersey COP[1]	6.750	12/01/2009	10,140

				625,142,537

U.S. Possessions—38.1%
1,740,000	Guam Education Financing Foundation COP[1]	5.000	10/01/2023	1,687,696
1,455,000	Guam GO1	5.400	11/15/2018	1,435,139
2,500,000	Guam Government Waterworks Authority and Wastewater System	5.875	07/01/2035	2,395,400
3,900,000	Guam Government Waterworks Authority and Wastewater System	6.000	07/01/2025	3,858,543
F9 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$50,000	Guam Power Authority, Series A1	5.125%		10/01/2029	$43,521
4,650,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	3,765,524
300,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	303,015
1,225,000	Northern Mariana Islands Ports Authority, Series A	5.500		03/15/2031	995,202
3,230,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	2,618,884
10,000,000	Puerto Rico Aqueduct & Sewer Authority[4]	5.125		07/01/2047	9,876,700
2,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[9]	07/01/2024	2,165,350
3,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	3,662,155
5,400,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	5,654,394
5,200,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	4,699,344
3,000,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	2,774,730
26,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.031	[7]	05/15/2055	627,380
350,000	Puerto Rico Commonwealth GO1	5.000		07/01/2025	342,944
50,000	Puerto Rico Commonwealth GO1	5.000		07/01/2026	48,899
12,015,000	Puerto Rico Commonwealth GO1	5.000		07/01/2027	11,713,183
4,685,000	Puerto Rico Commonwealth GO1	5.000		07/01/2034	4,450,000
3,170,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	3,080,352
2,250,000	Puerto Rico Commonwealth GO1	5.250		07/01/2026	2,234,408
945,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	932,847
1,750,000	Puerto Rico Commonwealth GO1	5.250		07/01/2031	1,729,245
950,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	938,486
16,035,000	Puerto Rico Commonwealth GO1	5.250		07/01/2034	15,766,574
1,705,000	Puerto Rico Commonwealth GO	6.000		07/01/2027	1,793,353
295,000	Puerto Rico Commonwealth GO	6.000		07/01/2028	310,287
2,800,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2037	2,708,468
20,500,000	Puerto Rico Electric Power Authority, Series UU4	2.570	[5]	07/01/2031	16,194,973
6,200,000	Puerto Rico Electric Power Authority, Series UU6	2.550	[5]	07/01/2025	4,859,250
885,000	Puerto Rico HFC, Series B1	5.300		12/01/2028	849,830
810,000	Puerto Rico Highway & Transportation Authority, Series G	5.000		07/01/2042	765,815
4,000,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2027	3,899,520
5,145,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000		07/01/2030	4,933,232
450,000	Puerto Rico Highway & Transportation Authority, Series M1	5.000		07/01/2037	426,938
12,000,000	Puerto Rico Highway & Transportation Authority, Series N4	2.400	[5]	07/01/2045	8,580,000
29,000,000	Puerto Rico Highway & Transportation Authority, Series N6	2.400	[5]	07/01/2045	20,735,000
1,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2027	974,880
F10 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$5,000,000	Puerto Rico Infrastructure[1]	5.000%		07/01/2037	$4,743,750
5,000,000	Puerto Rico Infrastructure	5.000		07/01/2037	4,743,750
9,750,000	Puerto Rico Infrastructure	5.000		07/01/2041	9,223,890
20,100,000	Puerto Rico Infrastructure	5.000		07/01/2046	18,961,737
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	810,365
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	100,208
555,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	527,244
1,710,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	1,739,292
205,000	Puerto Rico ITEMECF (Dr. Pila Hospital)[1]	6.250		08/01/2032	205,418
1,000,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2032	881,170
265,000	Puerto Rico ITEMECF (SEAM/Hospital Espanol Auxillio Obligated Group)[1]	6.250		07/01/2024	267,215
500,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2024	496,260
3,250,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2025	3,228,355
18,350,000	Puerto Rico Port Authority (American Airlines), Series A1	6.300		06/01/2023	8,565,413
80,000	Puerto Rico Port Authority, Series D1	6.000		07/01/2021	80,298
265,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	259,485
4,535,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	4,472,508
16,305,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	16,081,295
1,530,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	1,499,186
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	2.855	[5]	08/01/2057	7,700,002
9,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2057	8,906,130
1,000,000	University of Puerto Rico[1]	5.000		06/01/2025	979,870
3,350,000	University of Puerto Rico[1]	5.000		06/01/2025	3,282,565
3,000,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	2,876,670
150,000	University of V.I., Series A1	5.250		12/01/2023	144,932
710,000	University of V.I., Series A1	5.375		06/01/2034	667,982
1,000,000	University of V.I., Series A	6.000		12/01/2024	1,005,710
40,000	University of V.I., Series A	6.250		12/01/2029	40,312
60,000	V.I. HFA, Series A	6.500		03/01/2025	60,014
5,000,000	V.I. Public Finance Authority (Hovensa Coker)[1]	6.500		07/01/2021	5,053,950
1,515,000	V.I. Public Finance Authority, Series A1	6.375		10/01/2019	1,597,265
325,000	V.I. Public Finance Authority, Series E	5.875		10/01/2018	327,002
2,500,000	V.I. Public Finance Authority, Series E	6.000		10/01/2022	2,502,525
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.500	[7]	05/15/2035	138,919
2,050,000	V.I. Tobacco Settlement Financing Corp.	6.875	[7]	05/15/2035	234,766
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.625	[7]	05/15/2035	317,874
290,000	V.I. Water & Power Authority	5.300		07/01/2018	287,454
175,000	V.I. Water & Power Authority	5.300		07/01/2021	167,788

					268,010,030
F11 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Value
Total Investments, at Value (Cost $999,519,458)—126.9%	$893,152,567

Liabilities in Excess of Other Assets—(26.9)	(189,417,706)

Net Assets—100.0%	$703,734,861

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Issue is in default. See Note 1 of accompanying Notes.

3.	Non-income producing security.

4.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2008 was $35,047,457, which represents 4.98% of the Fund’s net assets. See Note 5 of accompanying Notes.

7.	Zero coupon bond reflects effective yield on the date of purchase.

8.	When-issued security or delayed delivery to be delivered and settled after July 31, 2008. See Note 1 of accompanying Notes.

9.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
CoMC	Community Medical Center
EDA	Economic Devel. Authority
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IPCFA	Industrial Pollution Control Financing Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KMCC	Kensington Manor Care Center
MHC	Meridian Hospitals Corp.
NY/NJ	New York/New Jersey
ONP	Ocean Nursing Pavillion, Inc.
PCFA	Pollution Control Finance Authority
RITES	Residual Interest Tax Exempt Securities
ROLs	Residual Option Longs
RWJ	Robert Wood Johnson
SEAM	Sociedad Espanola de Auxilio Mutuo
TASC	Tobacco Settlement Asset-Backed Bonds
THGS	The House of the Good Shepard
THGSF	The House of the Good Shepard Foundation
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2008

Assets
Investments, at value (cost $999,519,458)—see accompanying statement of investments	$893,152,567

Cash	469,599

Receivables and other assets:
Interest	8,838,459
Shares of beneficial interest sold	1,509,049
Investments sold	202,091
Other	66,505

Total assets	904,238,270

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	150,510,000
Payable on borrowings (See Note 6)	36,500,000
Investments purchased (including $10,684,400 purchased on a when-issued or delayed delivery basis)	10,889,838
Shares of beneficial interest redeemed	1,440,048
Dividends	784,712
Distribution and service plan fees	88,793
Trustees’ compensation	80,191
Interest expense on borrowings	73,515
Shareholder communications	45,114
Transfer and shareholder servicing agent fees	27,933
Other	63,265

Total liabilities	200,503,409

Net Assets	$703,734,861

Composition of Net Assets
Paid-in capital	$834,097,567

Accumulated net investment income	1,223,631

Accumulated net realized loss on investments	(25,219,446)

Net unrealized depreciation on investments	(106,366,891)

Net Assets	$703,734,861

F13  |  OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $467,973,895 and 46,777,585 shares of beneficial interest outstanding)	$10.00
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.50

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $52,980,986 and 5,288,693 shares of beneficial interest outstanding)	$10.02

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $182,779,980 and 18,256,149 shares of beneficial interest outstanding)	$10.01
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2008

Investment Income
Interest	$53,270,287

Other income	401

Total investment income	53,270,688

Expenses
Management fees	4,040,062

Distribution and service plan fees:
Class A	772,099
Class B	556,522
Class C	1,819,369

Transfer and shareholder servicing agent fees:
Class A	185,223
Class B	47,865
Class C	102,768

Shareholder communications:
Class A	63,307
Class B	12,888
Class C	27,507

Interest expense and fees on short-term floating rate notes issued (See Note 1)	5,545,272

Interest expense on borrowings	726,595

Custodian fees and expenses	37,629

Trustees’ compensation	29,674

Other	245,858

Total expenses	14,212,638
Less reduction to custodian expenses	(3,817)

Net expenses	14,208,821

Net Investment Income	39,061,867

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(23,835,770)
Increase from payment by affiliate	891

Net realized loss	(23,834,879)

Net change in unrealized depreciation on investments	(121,570,462)

Net Decrease in Net Assets Resulting from Operations	$(106,343,474)

See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2008	2007
Operations
Net investment income	$39,061,867	$30,412,564

Net realized gain (loss)	(23,834,879)	4,847,636

Net change in unrealized appreciation (depreciation)	(121,570,462)	(5,922,240)

Net increase (decrease) in net assets resulting from operations	(106,343,474)	29,337,960

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(26,304,136)	(21,039,557)
Class B	(2,582,285)	(2,680,254)
Class C	(8,530,712)	(6,698,889)

	(37,417,133)	(30,418,700)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(27,574,196)	220,976,427
Class B	(9,377,328)	(814,610)
Class C	(10,784,825)	92,387,458

	(47,736,349)	312,549,275

Net Assets
Total increase (decrease)	(191,496,956)	311,468,535

Beginning of period	895,231,817	583,763,282

End of period (including accumulated net investment income (loss) of $1,223,631 and $(421,103), respectively)	$703,734,861	$895,231,817

See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(106,343,474)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(243,797,639)
Proceeds from disposition of investment securities	333,487,606
Short-term investment securities, net	(50,287,429)
Premium amortization	2,194,475
Discount accretion	(6,117,455)
Net realized loss on investments	23,834,879
Net change in unrealized depreciation on investments	121,570,462
Decrease in interest receivable	232,710
Increase in receivable for securities sold	(202,091)
Increase in other assets	(46,079)
Increase in payable for securities purchased	5,553,464
Increase in payable for accrued expenses	71,998

Net cash provided by operating activities	80,151,427

Cash Flows from Financing Activities
Proceeds from bank borrowings	445,600,000
Payments on bank borrowings	(416,600,000)
Payments on short-term floating rate notes issued	(27,550,000)
Proceeds from shares sold	227,257,758
Payment on shares redeemed	(295,260,167)
Cash distributions paid	(13,689,051)

Net cash used in financing activities	(80,241,460)

Net decrease in cash	(90,033)

Cash, beginning balance	559,632

Cash, ending balance	$469,599

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $23,552,467.
Cash paid for interest on bank borrowings—$679,433.
Cash paid for interest on short-term floating rate notes issued—$5,545,272.
See accompanying Notes to Financial Statements.
F17  | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$11.98	$11.90	$12.03	$10.76	$10.51

Income (loss) from investment operations:
Net investment income	.57 [1]	.52 [1]	.55 [1]	.62 [1]	.67
Net realized and unrealized gain (loss)	(2.01)	.09	(.09)	1.32	.23

Total from investment operations	(1.44)	.61	.46	1.94	.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.54)	(.53)	(.59)	(.67)	(.65)

Net asset value, end of period	$10.00	$11.98	$11.90	$12.03	$10.76

Total Return, at Net Asset Value[2]	(12.20)%	5.13%	3.93%	18.46%	8.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$467,974	$591,238	$371,295	$200,831	$94,214

Average net assets (in thousands)	$526,573	$486,782	$287,248	$133,634	$78,828

Ratios to average net assets:[3]
Net investment income	5.20%	4.32%	4.67%	5.41%	6.28%
Expenses excluding interest and fees on short-term floating rate notes issued	0.84%	0.82%	0.90%	0.91%	0.98%
Interest and fees on short-term floating rate notes issued[4]	0.70%	0.62%	0.63%	0.35%	0.32%

Total expenses	1.54%	1.44%	1.53%	1.26%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.54%	1.44%	1.47%	1.06%	1.10%

Portfolio turnover rate	31%	18%	19%	7%	14%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.
See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class B Year Ended July 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$11.99	$11.91	$12.05	$10.78	$10.52

Income (loss) from investment operations:
Net investment income	.48 [1]	.43 [1]	.47 [1]	.54 [1]	.60
Net realized and unrealized gain (loss)	(1.99)	.08	(.11)	1.31	.23

Total from investment operations	(1.51)	.51	.36	1.85	.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.46)	(.43)	(.50)	(.58)	(.57)

Net asset value, end of period	$10.02	$11.99	$11.91	$12.05	$10.78

Total Return, at Net Asset Value[2]	(12.81)%	4.30%	3.03%	17.53%	7.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,981	$73,579	$73,887	$62,399	$51,329

Average net assets (in thousands)	$61,772	$75,560	$68,065	$56,755	$50,920

Ratios to average net assets:[3]
Net investment income	4.39%	3.55%	3.93%	4.74%	5.54%
Expenses excluding interest and fees on short-term floating rate notes issued	1.64%	1.61%	1.69%	1.68%	1.73%
Interest and fees on short-term floating rate notes issued[4]	0.70%	0.62%	0.63%	0.35%	0.32%

Total expenses	2.34%	2.23%	2.32%	2.03%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.34%	2.23%	2.24%	1.83%	1.85%

Portfolio turnover rate	31%	18%	19%	7%	14%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.
See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended July 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$11.99	$11.91	$12.04	$10.77	$10.51

Income (loss) from investment operations:
Net investment income	.48 [1]	.43 [1]	.46 [1]	.53 [1]	.59
Net realized and unrealized gain (loss)	(2.00)	.09	(.09)	1.32	.24

Total from investment operations	(1.52)	.52	.37	1.85	.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.46)	(.44)	(.50)	(.58)	(.57)

Net asset value, end of period	$10.01	$11.99	$11.91	$12.04	$10.77

Total Return, at Net Asset Value[2]	(12.87)%	4.33%	3.14%	17.54%	7.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$182,780	$230,415	$138,581	$70,128	$23,795

Average net assets (in thousands)	$202,047	$188,557	$104,423	$40,717	$20,470

Ratios to average net assets:[3]
Net investment income	4.43%	3.55%	3.90%	4.57%	5.53%
Expenses excluding interest and fees on short-term floating rate notes issued	1.61%	1.58%	1.66%	1.67%	1.73%
Interest and fees on short-term floating rate notes issued[4]	0.70%	0.62%	0.63%	0.35%	0.32%

Total expenses	2.31%	2.20%	2.29%	2.02%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.31%	2.20%	2.23%	1.82%	1.85%

Portfolio turnover rate	31%	18%	19%	7%	14%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.
See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision
F21 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$10,684,400
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $136,574,694 as of July 31, 2008, which represents 15.10% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”)
F22 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but do not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2008, municipal bond holdings with a value of $189,661,135 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $150,510,000 in short-term floating rate notes issued and outstanding at that date.
At July 31, 2008, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rates[2]	Date	Value
$2,170,000	NJ EDA RITES[3]	6.044%	3/1/27	$2,310,746
9,045,000	NJ EDA ROLs	10.234	3/1/30	9,659,698
4,520,000	NJ EDA ROLs	10.234	3/1/28	4,908,991
13,135,000	NJ Health Care Facilities Financing Authority ROLs[3]	1.070	11/15/33	4,465,900
2,500,000	NJ Hsg. & Mortgage Finance Agency ROLs	10.090	10/1/22	1,527,250
1,670,000	NJ Hsg. & Mortgage Finance Agency ROLs	8.110	10/1/27	926,817
2,055,000	NJ Hsg. & Mortgage Finance Agency ROLs	10.370	4/1/30	1,740,934
1,500,000	NJ Hsg. & Mortgage Finance Agency ROLs	9.250	10/1/37	894,465
2,500,000	NJ Reset Optional Certificates Trust II ROLs	9.679	9/1/36	2,592,250
2,625,000	Port Authority NY/NJ, 2271st Series ROLs[3]	12.490	10/1/30	2,323,073
2,305,000	Port Authority NY/NJ, 238th Series ROLs	9.611	12/15/32	2,254,336
2,500,000	Puerto Rico Aqueduct & Sewer Authority ROLs	12.300	7/1/47	2,376,700
5,865,000	Puerto Rico Electric Power Authority ROLs[3]	2.835	7/1/31	1,559,973
4,000,000	Puerto Rico Highway & Transportation Authority ROLs[3]	0.640	7/1/45	580,000
3,330,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	3.090	8/1/57	1,030,002

				$39,151,135

F23 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F12 of the Statement of Investments.
2. Represents the current interest rate for a variable rate bond known as an “inverse floater.”
3. Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2008, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at approximately $69,950,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2008, securities with an aggregate market value of $7,072,695, representing 1.01% of the Fund’s net assets, were in default.
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
F24 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes
$2,578,432	$—	$14,601,874	$116,984,466

1.	As of July 31, 2008, the Fund had $3,197,963 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2008, details of the capital loss carryforwards were as follows:

Expiring
2010	$1,401,537
2012	115,750
2014	34,199
2016	1,646,477

Total	$3,197,963

2.	As of July 31, 2008, the Fund had $11,403,911 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2007, the Fund utilized $2,715,617 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:

	Year Ended	Year Ended
	July 31, 2008	July 31, 2007
Distributions paid from:
Exempt-interest dividends	$37,375,134	$30,401,095
Ordinary income	41,999	17,605

Total	$37,417,133	$30,418,700

F25 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$861,409,755

Gross unrealized appreciation	$879,128
Gross unrealized depreciation	(117,863,594)

Net unrealized depreciation	$(116,984,466)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$12,099
Payments Made to Retired Trustees	5,363
Accumulated Liability as of July 31, 2008	54,001
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date.
F26 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F27 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Amount	Shares	Amount
Class A
Sold	14,838,614	$164,225,523	23,410,659	$284,761,943
Dividends and/or distributions reinvested	1,548,571	16,757,573	1,100,129	13,364,563
Redeemed	(18,964,978)	(208,557,292)	(6,358,993)	(77,150,079)

Net increase (decrease)	(2,577,793)	$(27,574,196)	18,151,795	$220,976,427

Class B
Sold	589,209	$6,462,965	1,143,370	$13,922,058
Dividends and/or distributions reinvested	151,893	1,646,057	137,950	1,678,223
Redeemed	(1,586,728)	(17,486,350)	(1,348,661)	(16,414,891)

Net decrease	(845,626)	$(9,377,328)	(67,341)	$(814,610)

Class C
Sold	4,914,635	$53,827,810	9,578,020	$116,616,588
Dividends and/or distributions reinvested	475,838	5,148,837	321,342	3,906,782
Redeemed	(6,355,032)	(69,761,472)	(2,316,616)	(28,135,912)

Net increase (decrease)	(964,559)	$(10,784,825)	7,582,746	$92,387,458

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2008, were as follows:

	Purchases	Sales
Investment securities	$243,797,639	$333,487,606
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
F28 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2008, the Fund paid $336,484 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Board of Trustees can increase that fee to 0.25% of average net assets without shareholder approval. Shareholders will be notified of any such change. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan. However, the Board of Trustees can increase that fee to 0.25% of average net assets without shareholder approval. Shareholders will be notified of any such change. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the plan at June 30, 2008 for Class B and Class C shares were $2,413,944 and $2,797,747, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
F29 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
July 31, 2008	$247,133	$84,703	$176,188	$73,440
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     During the year ended July 31, 2008, the Manager voluntarily reimbursed the Fund $891 for certain transactions. The payment increased the Fund’s total return by less than 0.01%.
5. Illiquid Securities
As of July 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.7228% as of July 31, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Fund
F30 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 31, 2008, the Fund had borrowings outstanding at an interest rate of 2.7228%. Details of the borrowings for the year ended July 31, 2008 are as follows:

Average Daily Loan Balance	$18,245,355
Average Daily Interest Rate	4.214%
Fees Paid	$107,172
Interest Paid	$679,433
7. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of July 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F31 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer New Jersey Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 16, 2008
F32 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 31, 2008 are eligible for the corporate dividend-received deduction. 99.89% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
29 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form
N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
30 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
31 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Robert G. Galli, Trustee (since 1993) Age: 75	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 1999) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994- December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
32 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Fielding, Loughran, Cottier and Willis, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald H. Fielding, Vice President and Senior Portfolio Manager (since 2002) Age: 59	Senior Vice President of the Manager (since January 1996). Chief Strategist, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2005) Age: 44	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 36	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
33 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 35	Assistant Vice President of the Manager (since July 2005). Portfolio Manager of the Fund (from May 2003 to December 2005). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
34 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000- April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 42	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.525.7048.
35 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

PENNSYLVANIA July 31, 2008 Oppenheimer Management Pennsylvania Commentaries and Municipal Fund Annual Report M A N A G E M E N T C O M M E N TA R I E S Market Recap and Outlook Listing of Top Holdings A N N U A L R E P O RT Fund Performance Discussion Listing of Investments Financial Statements “After 25 years in the business of municipal fund management, I still don’t pretend to have seen it all. But, allowing tax-free yields to compound over time has clearly been a winning strategy for shareholders.” - Ronald H. Fielding , Chief Strategist, Senior Vice President and Senior Portfolio Manager, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories
Tobacco—Master Settlement Agreeement	19.0%
Hospital/Health Care	12.1
Single-Family Housing	7.9
Higher Education	7.0
Water Utilities	6.0
Building Products	5.2
Adult Living Facilities	4.2
Marine/Aviation Facilities	4.1
Resource Recovery	4.1
Electric Utilities	3.8
Portfolio holdings are subject to change. Percentages are as of July 31, 2008, and are based on the total market value of investments.

Credit Allocation
AAA	7.3%
AA	25.5
A	11.2
BBB	35.5
BB or lower	20.5
Allocations are subject to change. Percentages are as of July 31, 2008, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 17.02% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
15 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. In a 12-month period marked by significant turbulence in global credit markets and by broad price volatility as investors adjusted their perspectives on risk tolerance, the net asset value (NAV) of Oppenheimer Pennsylvania Municipal Fund’s Class A shares fell sharply and the Fund’s total returns were negative. As of July 31, 2008, the Fund nonetheless provided the highest level of tax-free income among its peer funds and more income, on a tax-equivalent basis, than many other fixed-income alternatives. Based on the distribution for the 28-day accrual period ended July 22, 2008, the distribution yield at the end of this reporting period for the Fund’s Class A shares was 5.58% at NAV.
     Oppenheimer Pennsylvania Municipal Fund distributed dividends of 59.8 cents per Class A share this reporting period, including a small amount of ordinary income. The monthly dividend distribution per Class A share of Oppenheimer Pennsylvania Municipal Fund increased to 4.95 cents in October 2007, to 5.0 cents in February 2008 and to 5.2 cents in July 2008. No capital gains were distributed this reporting period.
     At the end of this reporting period, the Fund had more than 450 holdings and an average credit quality of A-minus. Despite the broad turmoil in the municipal market, which caused widespread declines in NAVs, default rates on municipal bonds in general and in this Fund in particular continue to be extremely low relative to the default rates on other fixed-income instruments. The default rate on investments in this portfolio remained in line with our expectations, and we remain confident in the long-term structural advantages of the Fund’s investments.
     As the charts on pages 22 to 24 show, the Fund’s total returns were negative this reporting period as investors grew increasingly concerned about risk and widening credit spreads. Credit spread widening is typically more detrimental to the sectors and types of securities the Fund favors than to our Fund’s benchmark.
     At the end of this reporting period, Pennsylvania general obligation bonds continued to be rated AA by Standard & Poor’s and by Fitch Ratings and Aa2 by Moody’s Investors Service, all with stable outlooks. As the state’s general obligation bonds are backed by the full faith and taxing power of the state, we believe that municipal bonds issued by Pennsylvania will continue to represent solid credits for investors seeking high levels of tax-free income.
     In the Marine/Aviation Facilities sector, which comprised 4.1% of the Fund’s market value on July 31, 2008, one acquisition in particular illustrates how the Fund benefited
16 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

from its entry into the auction rate securities (ARS) market. An ARS is a long-term municipal security with an interest rate that resets at a specific frequency (typically 7 to 35 days) through an auction process. Many municipal auctions failed this reporting period because bidders were in short supply. These auction failures created financial headaches for investors who bought bonds with the assumption that their investments would remain highly liquid, and they also pushed the short-term rates on some bonds into the double digits. Intrigued by the opportunity to purchase high-yielding bonds, we applied our credit research expertise to the municipal auction inventory and identified some highly attractive bonds with resetting rates. For example, in February 2008, the Fund purchased a Susquehanna Area Regional Airport Authority bond that initially offered a 9.8% rate and was insured by Financial Guaranty Insurance Company (FGIC). The bond paid 12% in March and was called at par in April. Despite its brief tenure in the portfolio, this bond helped the Fund deliver high levels of tax-free yield to investors this reporting period. By July 31, 2008, billions of dollars of municipal auction rate securities had been refinanced into lower-yielding credit structures, and the municipal auctions became far less attractive to yield-seeking investors. The Fund’s participation in the municipal auctions, we believe, demonstrates the Rochester investment team’s flexibility and responsiveness to evolving market conditions.
     Throughout this reporting period, however, news about rising foreclosure rates and declining sales has fostered concerns about the long-term viability of all sorts of real estate-related investments, and bond prices in the Fund’s single-family and multifamily housing sectors have declined. The Fund’s single-family housing bonds (7.9% of the Fund’s invested assets as of July 31, 2008) are high-grade securities that have been issued by state agencies, which continue to abide by conservative lending practices. We believe our multifamily housing bonds (1.5% of the Fund’s invested assets as of July 31, 2008) represent a good value, because the demand for these types of properties will likely rise as the housing crisis persists. Additionally, the Fund does not invest in the securities created from pools of sub-prime mortgages nor in collateralized debt obligations (CDOs) and thus has no exposure to these credits. The overall credit quality of our housing-sector investments has been unaffected by the developments in the sub-prime mortgage market, but the prices nonetheless fell this reporting period.
     In the reporting period ended July 31, 2008, our in-house credit research team continued to identify yield-enhancing municipal issues in the Commonwealth of Puerto Rico, despite ongoing economic difficulties and political scandals there. Most of these investments involve so-called “creatures of the state” that are supported by tax revenues—electric utilities, education, highways—versus investments for project financing. As such,
17 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
we remain confident in the government’s ability to collect the taxes and make bond payments using tax proceeds. As discussed in the Market Recap and Outlook, we expect many lower-rated bonds—for example, BBB-rated general obligation bonds issued by Puerto Rico—to be upgraded once Moody’s starts to rate municipal bonds on the same scale it uses for corporate bonds. These ratings, we believe, will more accurately reflect the true credit quality of these bonds. (Fitch, which has also proposed a uniform ratings scale, does not rate Puerto Rico credits.)
     The Fund continues to monitor news that has the potential to affect Puerto Rico’s economy or creditworthiness. In December 2007, Standard & Poor’s said the commonwealth’s BBB-minus general obligation debt deserved a stable outlook. In June 2008, in response to the uncertainty created by Gov. Anibal Acevedo Vila’s proposal to suspend the island’s sales and use tax, S&P announced that the A-plus rating given to Puerto Rico Sales Tax Financing Corporation would be placed on credit watch, with negative implications. Also during this reporting period, the governor and members of his campaign committee were indicted on charges that included wire fraud and conspiracy. The governor denies any misuse of public funds, and the Government Development Bank of Puerto Rico, the commonwealth’s financing arm, was vocal in its assurances that Puerto Rico would honor its financial obligations. Investors should note that the commonwealth, its agencies and the government development bank retained their investment-grade ratings during this reporting period and the outlook, according to both S&P and Moody’s, is stable. As of July 31, 2008, bonds issued by the commonwealth represented just over one-quarter of invested assets.
     During this reporting period, which was characterized by credit spread widening, prices fell on our investments in many credit-sensitive sectors. Credit spreads are said to be widening when the yield difference between higher-rated securities and lower-rated ones increases, causing the prices for BBB-rated, lower-rated and unrated securities to fall more or rise less than the prices of securities with higher ratings.
     For example, the Fund continued to maintain sizable holdings in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. The Rochester investment team was among the early believers in the structural and yield advantages of these types of bonds, which are backed by state and/or territory proceeds from a national litigation settlement with tobacco manufacturers. To date, MSA payments to the states and territories have
18 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

been in line with projections made at the outset of this landmark agreement.1 At the end of this reporting period, MSA-backed tobacco bonds accounted for nearly one-fifth of Fund investments and comprised the Fund’s largest sector.
     As they faced considerable pricing pressure this reporting period, MSA-backed tobacco bonds underperformed other securities with similar ratings. The following factors, we believe, were significant: a general widening of credit spreads, to which tobacco bonds are inherently more sensitive; an increase in the national supply of MSA bonds, including a record-setting sale by Ohio’s Buckeye Tobacco Settlement Finance Authority; and Standard & Poor’s announcement about changing its assessment of 11 tobacco bonds to negative watch, from negative outlook. Pricing pressure remained persistent even as Fitch Ratings upgraded the ratings of nearly 240 MSA-backed tobacco bonds. As first announced in January 2008, Fitch raised the majority of these bonds to a rating of BBB-plus, the highest rating it gives for these securities. We believe that the price volatility this reporting period was primarily related to technical issues, not fundamental ones, and that the sector should continue to provide attractive, long-term benefits to our yield-seeking investors.
     Further, while industry litigation may create some headline-induced volatility, we continue to believe that the long-term impact of tobacco-related court cases should be negligible. If anything, the latest headlines have been quite favorable. In early April, a three-judge panel in federal appeals court reversed an earlier decision that had granted class-action status to smokers of “light” cigarettes. The panel ruled that individual cases were too distinct from one another to qualify as a “class.” In June, the U.S. Supreme Court announced that it would take a third look at a long-running dispute between the family of a deceased smoker and Philip Morris. Twice before, the Supreme Court has ruled that the punitive damages awarded in Oregon were excessive. The Supreme Court’s recent decision to lower the punitive damages awarded in the Exxon-Valdez case, we believe, bodes well for the tobacco manufacturer. The Philip Morris case is expected to be on the Court’s fall docket.
     In our experience, interest payments and scheduled payments of principal on the tobacco bonds this Fund holds have always been made in a timely manner, and many

1.	Bond investments may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
bonds have repaid principal earlier than their scheduled final maturity. Our confidence in the long-term benefits these bonds can provide is such that we took advantage of market conditions this reporting period to invest in high-yielding MSA-backed securities.
     During the latter half of this reporting period, many bond insurers faced renewed scrutiny from the credit ratings organizations this reporting period and, as a result, the prices of many insured bonds fell, regardless of the strength of the underlying credit. The bond insurers’ woes were not based on their practice of insuring municipal bonds, which arguably do not need to be insured, but on the insurers’ exposure to sub-prime mortgages. As of July 31, 2008, about 2% of the Fund’s assets were insured by ACA Financial Guaranty Corporation. In December 2007, after the insurer lost its investment-grade status, the prices of these bonds declined. These assets were quickly re-evaluated by our in-house credit research team. Instead of applying the insurer’s own credit rating to the insured bond, the team gave each insured holding an internal rating based on the actual credit quality of the underlying security. Investors should note that the underlying borrowers for ACA-insured bonds held by the Fund have consistently made their interest and principal payments without any apparent support from the insurer. While news about bond insurers continues to generate headlines, we remain confident in our credit team’s ability to determine which underlying issues meet our standards for creditworthiness and which represent good values for our shareholders.
     The Fund continued to invest in municipal inverse-floating-rate securities this reporting period. These are tax-exempt securities whose interest payments move inversely to changes in short-term interest rates. With generally higher tax-free yields than regular fixed-rate bonds of comparable maturity and credit quality, these securities helped the Fund provide higher dividends this reporting period as the yield curve steepened. However, these securities often face greater price volatility than comparable fixed-rate bonds, and the volatility this reporting period detracted from the Fund’s overall performance.
     The Fund also invested in percentage of LIBOR notes (PLNs), a type of bond structure that experienced price declines this reporting period when another U.S. financial institution sold a large position at a loss. This move depressed the prices of PLNs across the board even though PLN credit quality, which varies among tax-free issuers, generally remained solid. PLNs are bonds that pay a variable rate based on LIBOR and most are A-rated or better. The PLN structure can deliver attractive levels of tax-free yield. However, in a rare development, municipal yields exceeded Treasury and LIBOR rates this reporting period and, as a result, PLNs detracted from Fund performance. We continue to believe that this type of bond will be a valuable source of revenue once more normal rate relations are in place and, therefore, remain invested in a diverse basket of bonds with this structure.
20 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

     Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2008. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
21 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
22 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 25 for further information.
23 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 25 for further information.
24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This annual report must be preceded or accompanied by the current prospectus of the Oppenheimer Pennsylvania Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 9/18/89. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
25 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
26 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	February 1, 2008	July 31, 2008	July 31, 2008

Class A	$1,000.00	$938.00	$6.92
Class B	1,000.00	935.00	10.79
Class C	1,000.00	935.20	10.65

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,017.75	7.20
Class B	1,000.00	1,013.77	11.23
Class C	1,000.00	1,013.92	11.08
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, based on the 6-month period ended July 31, 2008 are as follows:

Class	Expense Ratios

Class A	1.43%
Class B	2.23
Class C	2.20
The expense ratios reflect reduction to custodian expenses. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
27 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.
28 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2008

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—121.4%
Pennsylvania—87.2%
$10,000	Allegheny County, PA COP[1]	5.000%		12/01/2028	$10,008
24,475,000	Allegheny County, PA GO2	2.415	[3]	11/01/2026	21,264,099
15,550,000	Allegheny County, PA GO2	5.000		11/01/2032	15,640,481
275,000	Allegheny County, PA GO4	2.415	[3]	11/01/2026	238,906
130,000	Allegheny County, PA HDA (Catholic Health East)[1]	5.375		11/15/2022	130,309
75,000	Allegheny County, PA HDA (Catholic Health East)[1]	5.500		11/15/2032	73,906
80,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	5.125		05/01/2025	75,648
25,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)	5.125		05/01/2029	23,262
3,150,000	Allegheny County, PA HDA (Ohio Valley General Hospital)[1]	5.125		04/01/2035	2,688,966
3,600,000	Allegheny County, PA HDA (Ohio Valley General Hospital)[1]	5.450		01/01/2028	3,366,684
55,000	Allegheny County, PA HDA (Pittsburgh Mercy Health System)[1]	5.625		08/15/2026	58,351
25,000	Allegheny County, PA HDA (The Covenant at South Hills)[4,5]	7.700		02/01/2009	12,795
25,000	Allegheny County, PA HDA (The Covenant at South Hills)[4,5]	7.800		02/01/2009	12,795
1,535,000	Allegheny County, PA HDA (The Covenant at South Hills)[4,5]	8.625		02/01/2021	785,613
305,000	Allegheny County, PA HDA (The Covenant at South Hills)[4,5]	8.750		02/01/2031	156,099
21,000,000	Allegheny County, PA HDA (UPMC Health System)[2]	2.750	[3]	02/01/2037	15,277,500
95,000	Allegheny County, PA HDA (UPMC Health System)[4]	2.745	[3]	02/01/2037	69,113
5,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.000		11/01/2016	5,077
10,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.000		12/15/2018	10,266
20,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.000		11/01/2023	20,163
50,000	Allegheny County, PA HEBA (Chatham College)[1]	5.250		11/15/2019	49,244
2,020,000	Allegheny County, PA HEBA (Chatham College)[1]	5.750		11/15/2028	2,007,840
8,000,000	Allegheny County, PA HEBA (Chatham College)[1]	5.750		11/15/2035	7,837,440
955,000	Allegheny County, PA HEBA (Chatham College)[1]	5.850		03/01/2022	961,675
1,000,000	Allegheny County, PA HEBA (Chatham College)[1]	5.950		03/01/2032	1,002,490
15,000	Allegheny County, PA HEBA (Robert Morris University)	6.000		05/01/2028	14,887
115,000	Allegheny County, PA HEBA (Thiel College)	5.375		11/15/2019	111,583
110,000	Allegheny County, PA HEBA (Thiel College)	5.375		11/15/2029	97,621
3,245,000	Allegheny County, PA HEBA (Waynesburg College)[1]	4.800		05/01/2036	2,745,432
10,000	Allegheny County, PA IDA (ARC Allegheny Foundation)[1]	5.000		12/01/2028	8,898
1,000,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)	5.000		09/01/2021	932,950
1,250,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)	5.100		09/01/2026	1,135,150
1,500,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)	5.125		09/01/2031	1,327,665
F1 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$100,000	Allegheny County, PA IDA (USX Corp.)[1]	5.500%	12/01/2029	$95,324
400,000	Allegheny County, PA IDA (USX Corp.)[1]	5.600	09/01/2030	372,452
25,000	Allegheny County, PA IDA (USX Corp.)[1]	6.000	01/15/2014	25,058
270,000	Allegheny County, PA IDA (USX Corp.)[1]	6.100	01/15/2018	270,745
20,000	Allegheny County, PA IDA (USX Corp.)[1]	6.100	07/15/2020	20,014
2,170,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.100	07/01/2014	2,165,421
23,750,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)	5.600	07/01/2023	22,719,488
255,000	Allegheny County, PA Redevel. Authority (Robinson Mall)	6.875	11/01/2017	262,553
7,545,000	Allegheny County, PA Redevel. Authority (Robinson Mall)	7.000	11/01/2017	7,940,358
1,780,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)	5.950	01/20/2043	1,601,252
3,110,000	Allegheny County, PA Residential Finance Authority (Cambridge Square Apartments)[1]	4.600	01/15/2037	2,750,795
1,370,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)	6.100	01/20/2043	1,259,934
365,000	Allegheny County, PA Residential Finance Authority (Single Family Mtg.)[1]	4.850	11/01/2028	319,240
1,975,000	Allegheny County, PA Residential Finance Authority (Single Family Mtg.)[1]	4.950	11/01/2037	1,652,641
1,200,000	Allegheny County, PA Residential Finance Authority (Single Family Mtg.)[1]	5.000	05/01/2035	1,036,752
450,000	Allegheny County, PA Residential Finance Authority (Single Family Mtg.)[1]	5.150	11/01/2016	452,705
1,780,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)	6.160	01/20/2043	1,651,288
4,000,000	Allegheny, PA Airport Authority (Pittsburgh International Airport)[1]	5.000	01/01/2018	3,932,080
5,000	Armstrong County, PA IDA (Kittanning Care Center)[1]	5.375	08/20/2012	5,303
5,000	Beaver County, PA Hospital Authority (Valley Health System)[1]	5.000	05/15/2028	5,006
135,000	Beaver County, PA IDA (J. Ray McDermott and Company)[1]	6.800	02/01/2009	135,316
280,000	Beaver County, PA IDA (Pennsylvania Power and Light Company)[1]	5.375	06/01/2028	267,330
10,000	Bedford County, PA IDA (Brown Group)	7.125	02/01/2009	10,002
300,000	Berks County, PA Municipal Authority (RHMC/HW Obligated Group)[1]	5.000	03/01/2028	297,399
50,000	Blair County, PA IDA (The Village at Penn State Retirement Community)	6.400	01/01/2012	50,513
4,140,000	Blair County, PA IDA (The Village at Penn State Retirement Community)	6.900	01/01/2022	4,192,288
7,135,000	Blair County, PA IDA (The Village at Penn State Retirement Community)	7.000	01/01/2034	7,215,840
F2 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$50,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[4,5,6]	10.000%	01/01/2012	$3,585
500,000	Bonneauville Borough, PA Municipal Authority[1]	5.000	06/01/2027	465,820
1,580,000	Bonneauville Borough, PA Municipal Authority[1]	5.250	06/01/2037	1,436,331
2,000,000	Bonneauville Borough, PA Municipal Authority	5.300	06/01/2043	1,816,180
5,500,000	Bradford County, PA IDA (International Paper Company)[1]	5.200	12/01/2019	4,958,030
270,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)	5.700	05/01/2009	268,680
1,000,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)	6.200	05/01/2019	952,220
10,000	Bucks County, PA IDA (Chandler Hall Health Care Facility)[1]	6.300	05/01/2029	9,273
1,000,000	Bucks County, PA IDA (Lutheran Community Telford Center)	5.750	01/01/2027	903,200
8,000,000	Bucks County, PA IDA (Pennsylvania Suburban Water Company)[2]	5.550	09/01/2032	7,731,760
255,000	Bucks County, PA IDA (Pennsylvania Suburban Water Company)[1]	5.550	09/01/2032	246,447
80,000	Bucks County, PA IDA (USX Corp.)[1]	5.600	03/01/2033	76,057
5,000	Butler County, PA Hospital Authority (Butler Memorial Hospital)[1]	5.250	07/01/2012	5,010
145,000	Butler County, PA Hospital Authority (Butler Memorial Hospital)[1]	5.250	07/01/2016	145,300
80,000	Butler County, PA Hospital Authority (Butler Memorial Hospital)[1]	5.250	07/01/2016	80,166
480,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	482,798
880,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250	07/01/2033	874,993
200,000	Cambridge, PA Area Joint Authority[1]	5.250	12/01/2021	200,296
2,865,000	Cambridge, PA Area Joint Authority[7]	6.000	12/01/2037	2,821,968
4,040,000	Carbon County, PA IDA (Panther Creek Partners)[1]	6.650	05/01/2010	4,115,306
10,000	Carbondale, PA Hsg. Corp.[1]	8.125	05/01/2019	10,278
900,000	Chartiers Valley, PA Industrial & Commercial Devel. Authority (Asbury Health Center)	5.750	12/01/2022	816,525
7,890,000	Chester County, PA H&EFA (Chester County Hospital)[1]	5.875	07/01/2016	7,911,303
700,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2031	716,933
245,000	Chester County, PA H&EFA (Devereaux Foundation)[1]	5.500	05/01/2027	246,548
25,000	Chester County, PA H&EFA (Immaculata College)[1]	5.300	10/15/2011	25,011
30,000	Chester County, PA H&EFA (Immaculata College)[1]	5.400	10/15/2012	30,009
65,000	Chester County, PA H&EFA (Immaculata College)[1]	5.600	10/15/2018	63,151
25,000	Chester County, PA H&EFA (Immaculata College)[1]	5.625	10/15/2027	22,579
45,000	Chester County, PA H&EFA (Jefferson Health System)[1]	5.250	05/15/2022	45,515
330,000	Chester County, PA H&EFA (Jefferson Health System)[1]	5.375	05/15/2027	331,172
2,040,000	Chester County, PA IDA (Collegium Charter School)[1]	5.500	04/15/2031	1,559,050
23,915,000	Chester County, PA IDA Water Facilities Authority (Aqua Pennsylvania)	5.000	02/01/2041	21,089,682
F3 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$1,000,000	Clarion County, PA Hospital Authority (Clarion Hospital)[1]	5.750%	07/01/2012	$995,730
15,000	Clarion County, PA Hospital Authority (Clarion Hospital)[1]	5.750	07/01/2017	15,031
800,000	Crawford County, PA Hospital Authority (Wesbury United Methodist Community)[1]	6.125	08/15/2019	771,240
1,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)	5.000	01/01/2027	872,740
5,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Ministries)	5.000	01/01/2036	4,181,900
1,000,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2020	965,120
1,950,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)[1]	5.000	12/01/2021	1,867,457
6,605,000	Delaware County, PA Authority (Cabrini College)[1]	5.500	07/01/2024	6,380,562
60,000	Delaware County, PA Authority (CCMC)[1]	5.300	12/01/2027	54,085
2,500,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.000	12/15/2026	2,103,375
15,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	5.375	12/01/2018	14,373
25,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	6.250	12/15/2022	28,066
25,000	Delaware County, PA Authority (CCMC/CKHS/DCMH Obligated Group)[1]	6.250	12/15/2031	28,066
120,000	Delaware County, PA Authority (MAS/MCMCSPA/ MHH/MHP/MHSSPA Obligated Group)[1]	5.375	11/15/2023	125,350
1,360,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2025	1,377,938
2,530,000	Delaware County, PA Authority (Neumann College)[1]	6.000	10/01/2031	2,535,870
1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125	10/01/2034	1,014,250
3,000,000	Delaware County, PA Authority (Neumann College)	6.250	10/01/2038	3,039,570
11,055,000	Delaware County, PA IDA (Aqua Pennsylvania)[1]	5.000	11/01/2037	9,801,363
18,900,000	Delaware County, PA IDA (Aqua Pennsylvania)	5.000	11/01/2038	16,704,954
4,580,000	Delaware County, PA IDA (Naamans Creek)	7.000	12/01/2036	4,537,956
5,370,000	Delaware County, PA IDA (Pennsylvania Suburban Water Company)[1]	5.150	09/01/2032	4,941,957
45,000	Delaware County, PA IDA (Philadelphia Suburban Water Company)[1]	5.350	10/01/2031	42,521
45,000	Delaware County, PA IDA (Philadelphia Suburban Water Company)[1]	6.000	06/01/2029	45,104
50,000	Delaware River Port Authority PA/NJ1	5.000	01/01/2026	50,039
10,000	Derry Township, PA GO1	5.700	09/15/2013	10,027
25,000	Derry Township, PA Municipal Authority	5.100	12/01/2020	25,048
15,000	East Hempfield Township, PA IDA (Homestead Village)	6.375	11/01/2023	13,770
140,000	Erie County, PA IDA (International Paper Company)[1]	5.000	11/01/2018	125,563
F4 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$10,000	Erie County, PA IDA (International Paper Company)[1]	5.850%	12/01/2020	$9,514
3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500	03/15/2038	2,824,740
2,505,000	Erie-Western PA Port Authority	5.125	06/15/2016	2,522,911
60,000	Falls Township, PA Hospital Authority (Delaware Valley Medical Center)[1]	7.000	08/01/2022	60,475
25,000	Ferndale, PA Area School District GO1	6.750	07/15/2009	25,096
45,000	Franklin County, PA IDA (The Chambersburg Hospital)[1]	5.000	07/01/2022	45,012
10,000	Gettysburg, PA Municipal Authority (Gettysburg College)[1]	5.000	08/15/2023	10,035
35,000	Grove City, PA Area Hospital Authority (United Community Hospital)[1]	5.250	07/01/2012	35,006
10,000	Grove City, PA Area Hospital Authority (United Community Hospital)[1]	5.250	07/01/2012	10,002
1,000,000	Harveys Lake, PA General Municipal Authority (Misericordia University)	6.000	05/01/2019	1,005,440
7,220,000	Horsham, PA Industrial and Commercial Devel. Authority (Pennsylvania LTC)	6.000	12/01/2037	6,231,293
40,000	Indiana County, PA IDA Pollution Control (Metropolitan Edison Company)[1]	5.950	05/01/2027	40,075
115,000	Indiana County, PA IDA Pollution Control (PSEG Power LLC)[1]	5.850	06/01/2027	106,513
10,000	Lancaster County, PA Hospital Authority (Lancaster General Hospital)	5.500	03/15/2026	11,049
25,000	Lancaster County, PA Hospital Authority (Landis Homes Retirement Community)	5.700	09/01/2018	23,408
20,000	Lancaster County, PA Hospital Authority (Landis Homes Retirement Community)	5.750	09/01/2023	18,124
25,000	Lancaster County, PA Hospital Authority (St. Anne’s Home for the Aged)	6.500	04/01/2015	25,017
25,000	Lancaster County, PA Solid Waste Management Authority[1]	5.000	12/15/2014	25,156
10,000	Latrobe, PA IDA (St. Vincent College)[1]	5.375	05/01/2013	10,408
10,000	Latrobe, PA IDA (St. Vincent College)[1]	5.375	05/01/2018	10,015
35,000	Latrobe, PA IDA (St. Vincent College)[1]	5.700	05/01/2031	34,514
14,025,000	Lawrence County, PA IDA (Shenango Presbyterian Center)	5.625	11/15/2037	11,501,903
1,020,000	Lehigh County, PA GPA (Bible Fellowship Church Home)[1]	6.000	12/15/2023	954,353
1,060,000	Lehigh County, PA GPA (Bible Fellowship Church Home)	7.625	11/01/2021	1,113,021
750,000	Lehigh County, PA GPA (Bible Fellowship Church Home)	7.750	11/01/2033	788,693
1,265,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	5.800	11/01/2012	1,239,434
2,000,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2018	1,847,600
8,190,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[1]	6.000	11/01/2018	7,565,922
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)	6.000	11/01/2023	3,165,732
F5 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$1,100,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[1]	6.000%	11/01/2023	$967,307
115,000	Lehigh County, PA GPA (Lehigh Valley Hospital)[1]	5.625	07/01/2015	115,277
250,000	Lehigh County, PA Water Authority	5.000	11/01/2019	250,418
650,000	Lehigh, PA Northampton Airport Authority (Lehigh Valley International Airport)[1]	5.000	01/01/2021	619,320
10,000	Luzerne County, PA Flood Protection Authority[1]	5.000	01/15/2023	10,003
22,510,000	Luzerne County, PA IDA (Pennsylvania-American Water Company)[1]	5.100	09/01/2034	20,561,309
170,000	Lycoming County, PA Hospital Authority (MVH/DPH Obligated Group)[1]	5.250	11/15/2015	170,223
30,000	Lycoming County, PA Hospital Authority (MVH/DPH Obligated Group)[1]	5.500	11/15/2022	30,052
70,000	Lycoming County, PA Hospital Authority (WH/NCPHS Obligated Group)[1]	5.250	11/15/2015	70,092
50,000	Lycoming County, PA Hospital Authority (WH/NCPHS Obligated Group)[1]	5.375	11/15/2010	50,114
30,000	Mars, PA Area School District[1]	5.000	09/01/2027	30,077
2,730,000	McKean County, PA Hospital Authority (Bradford Hospital)	5.000	10/01/2020	2,392,190
2,900,000	McKean County, PA Hospital Authority (Bradford Hospital)	5.250	10/01/2030	2,375,970
645,000	Millcreek, PA Richland Joint Authority[1]	5.250	08/01/2022	611,899
1,355,000	Millcreek, PA Richland Joint Authority[1]	5.375	08/01/2027	1,275,841
875,000	Millcreek, PA Richland Joint Authority[1]	5.375	08/01/2027	823,883
1,000,000	Millcreek, PA Richland Joint Authority[1]	5.500	08/01/2037	903,840
2,445,000	Millcreek, PA Richland Joint Authority[1]	5.500	08/01/2037	2,209,889
75,000	Monroe County, PA Hospital Authority (Pocono Medical Center)[1]	5.625	01/01/2032	70,319
10,000	Montgomery County, PA HEHA (Abington Memorial Hospital)[1]	5.000	06/01/2028	9,766
20,000	Montgomery County, PA HEHA (Abington Memorial Hospital)[1]	5.125	06/01/2027	19,194
20,000	Montgomery County, PA HEHA (Abington Memorial Hospital)[1]	5.125	06/01/2032	18,657
110,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2023	111,254
50,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2027	47,786
80,000	Montgomery County, PA HEHA (Holy Redeemer Physician & Ambulatory Services)[1]	5.250	10/01/2023	80,912
900,000	Montgomery County, PA IDA (ACTS Retirement Life Community)[1]	5.250	11/15/2028	824,274
F6 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$270,000	Montgomery County, PA IDA (Pennsylvania-American Water Company)	5.050%	06/01/2029	$243,203
3,840,000	Montgomery County, PA IDA (Wordsworth Academy)[1]	8.000	09/01/2024	3,842,880
80,000	New Morgan, PA IDA (Browning-Ferris Industries)[1]	6.500	04/01/2019	78,630
2,085,000	New Wilmington, PA Municipal Authority (Westminster College)[1]	5.000	05/01/2027	1,875,854
135,000	Northampton County, PA Higher Education Authority (Lafayette College)[1]	5.000	11/01/2027	135,231
170,000	Northampton County, PA IDA (Moravian Hall Square)[1]	5.350	07/01/2010	170,170
25,000	Northampton County, PA IDA (Moravian Hall Square)[1]	5.550	07/01/2014	25,011
40,000	Northampton County, PA IDA (Moravian Hall Square)[1]	5.700	07/01/2020	39,996
390,000	Northeastern PA Hospital & Education Authority (WVHCS)[1]	5.250	01/01/2026	390,569
830,000	Northumberland County, PA IDA (Aqua Pennsylvania)	5.050	10/01/2039	739,032
1,205,000	Northumberland County, PA IDA (NHS Youth Services)	5.500	02/15/2033	1,018,611
1,795,000	Northumberland County, PA IDA (NHS Youth Services)	7.500	02/15/2029	1,851,309
3,800,000	Northumberland County, PA IDA (NHS Youth Services)	7.750	02/15/2029	3,968,530
11,400,000	PA EDFA (30th Street Garage)[1]	5.875	06/01/2033	10,533,144
50,000	PA EDFA (Amtrak)[1]	6.000	11/01/2011	51,557
250,000	PA EDFA (Amtrak)[1]	6.125	11/01/2021	251,883
5,005,000	PA EDFA (Amtrak)[1]	6.250	11/01/2031	4,935,030
12,445,000	PA EDFA (Amtrak)	6.375	11/01/2041	12,400,820
40,000,000	PA EDFA (Bionol Clearfield)	8.500	07/15/2015	37,938,000
500,000	PA EDFA (Fayette Thermal)	5.250	12/01/2016	455,865
35,000	PA EDFA (Fayette Thermal)	5.500	12/01/2021	30,728
14,700,000	PA EDFA (National Gypsum Company)	6.125	11/02/2027	12,451,635
5,000,000	PA EDFA (National Gypsum Company)[1]	6.250	11/01/2027	4,297,700
4,100,000	PA EDFA (Northampton Generating)[1]	6.400	01/01/2009	4,086,921
8,515,000	PA EDFA (Northampton Generating)[1]	6.500	01/01/2013	8,310,640
21,800,000	PA EDFA (Northampton Generating)[1]	6.600	01/01/2019	21,797,166
1,200,000	PA EDFA (Northampton Generating)	6.875	01/01/2011	1,172,916
12,000,000	PA EDFA (Northampton Generating)	6.950	01/01/2021	10,831,080
45,000	PA EDFA (Northwestern Human Services)[1]	5.125	06/01/2018	40,349
3,000,000	PA EDFA (Northwestern Human Services)[1]	5.250	06/01/2028	2,467,740
10,000,000	PA EDFA (Reliant Energy)[1]	6.750	12/01/2036	10,048,900
8,000,000	PA EDFA (Reliant Energy)[1]	6.750	12/01/2036	8,039,120
2,000,000	PA EDFA (Reliant Energy)[1]	6.750	12/01/2036	2,009,780
21,500,000	PA EDFA (Reliant Energy/Reliant Seward Obligated Group)[1]	6.750	12/01/2036	21,605,135
57,825,000	PA EDFA (USG Corp.)[1]	6.000	06/01/2031	50,184,005
F7 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Pennsylvania Continued
$4,870,000	PA EDFA (Waste Management)[1]	5.100%		10/01/2027	$3,915,675
20,000,000	PA Geisinger Authority Health System (Geisinger Health System)[2]	2.695	[3]	05/01/2037	15,308,273
8,000,000	PA Geisinger Authority Health System (Geisinger Health System)[4]	2.695	[3]	05/01/2037	6,160,000
1,500,000	PA Harrisburg University Authority (Harrisburg University of Science)	5.400		09/01/2016	1,485,900
50,000	PA HEFA (Allegheny College)[1]	5.000		11/01/2026	49,996
3,185,000	PA HEFA (Allegheny Delaware Valley Obligated Group)[4]	5.875		11/15/2021	3,171,623
1,025,000	PA HEFA (Assoc. of Independent Colleges & Universities)[1]	5.125		05/01/2032	909,770
100,000	PA HEFA (California University of Pennsylvania Student Assoc.)	5.000		07/01/2028	80,002
1,500,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750		09/01/2020	1,564,800
110,000	PA HEFA (California University of Pennsylvania Student Assoc.)	6.750		09/01/2032	112,404
50,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.800		09/01/2025	51,654
1,475,000	PA HEFA (College of Science & Agriculture)	5.350		04/15/2028	1,334,123
1,460,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.650		04/15/2025	1,404,170
815,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.750		04/15/2029	775,660
220,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.750		04/15/2034	205,594
3,210,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.800		04/15/2030	3,055,760
3,385,000	PA HEFA (Delaware Valley College of Science & Agriculture)	5.800		04/15/2033	3,188,128
55,000	PA HEFA (Drexel University)[1]	5.750		05/01/2022	55,655
2,500,000	PA HEFA (Edinboro University Foundation)	5.750		07/01/2028	2,437,700
2,000,000	PA HEFA (Edinboro University Foundation)	5.875		07/01/2038	1,929,020
3,325,000	PA HEFA (Edinboro University Foundation)	6.000		07/01/2042	3,256,405
1,830,000	PA HEFA (Elizabethtown College)[1]	5.000		12/15/2021	1,752,408
4,000,000	PA HEFA (Elizabethtown College)[1]	5.000		12/15/2027	3,713,720
500,000	PA HEFA (Gwynedd-Mercy College)[1]	5.000		05/01/2027	454,600
3,750,000	PA HEFA (La Salle University)[1]	5.000		05/01/2037	3,337,163
50,000	PA HEFA (La Salle University)[1]	5.500		05/01/2034	47,810
585,000	PA HEFA (Lycoming College)[1]	5.250		11/01/2027	565,689
1,490,000	PA HEFA (Marywood University)[1]	5.125		06/01/2029	1,391,347
140,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.500		11/15/2008	139,965
70,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875		11/15/2016	69,834
35,085,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875		11/15/2016	35,001,849
9,740,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[4]	5.875		11/15/2021	9,699,092
250,000	PA HEFA (Philadelphia University)[1]	5.000		06/01/2035	220,465
3,000,000	PA HEFA (Philadelphia University)[1]	5.125		06/01/2025	2,805,390
F8 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Pennsylvania Continued
$2,000,000	PA HEFA (Philadelphia University)[1]	5.250%		06/01/2032	$1,856,300
105,000	PA HEFA (St. Francis University)[1]	5.750		11/01/2023	103,991
3,925,000	PA HEFA (St. Francis University)[1]	6.250		11/01/2018	4,076,270
25,000	PA HEFA (University of the Arts)[1]	5.750		03/15/2030	24,484
100,000	PA HEFA (UPMC Health System)[1]	5.000		08/01/2029	100,110
30,000	PA HEFA (UPMC Health System)[1]	6.000		01/15/2031	31,582
750,000	PA HEFA (Widener University)[1]	5.000		07/15/2026	704,280
100,000	PA HEFA (Widener University)[1]	5.250		07/15/2024	97,468
70,000	PA HEFA (Widener University)[1]	5.400		07/15/2036	67,173
11,835,000	PA HFA (Single Family Mtg.)[1]	4.700		10/01/2037	9,455,928
2,120,000	PA HFA (Single Family Mtg.)[1]	5.450		10/01/2032	2,173,021
34,740,000	PA HFA (Single Family Mtg.), Series 100A2	5.350		10/01/2033	31,908,169
15,000,000	PA HFA (Single Family Mtg.), Series 102A2	5.500		10/01/2034	14,014,950
7,500,000	PA HFA (Single Family Mtg.), Series 102A1	5.375		10/01/2028	7,131,825
85,000	PA HFA (Single Family Mtg.), Series 102A1	5.500		10/01/2034	79,417
9,180,000	PA HFA (Single Family Mtg.), Series 61A1	5.450		10/01/2021	9,185,416
260,000	PA HFA (Single Family Mtg.), Series 61A1	5.500		04/01/2029	262,740
4,715,000	PA HFA (Single Family Mtg.), Series 61A1	5.500		04/01/2029	4,765,356
25,000	PA HFA (Single Family Mtg.), Series 62A1	5.200		10/01/2011	25,401
570,000	PA HFA (Single Family Mtg.), Series 63A1	5.448	[8]	04/01/2030	142,551
60,000	PA HFA (Single Family Mtg.), Series 64[1]	5.000		10/01/2017	59,952
5,000	PA HFA (Single Family Mtg.), Series 66A1	5.650		04/01/2029	5,122
2,500,000	PA HFA (Single Family Mtg.), Series 67A1	5.400		10/01/2024	2,526,800
4,740,000	PA HFA (Single Family Mtg.), Series 70A1	5.800		04/01/2027	4,744,313
8,000,000	PA HFA (Single Family Mtg.), Series 72A2	5.250		04/01/2021	7,825,800
18,000,000	PA HFA (Single Family Mtg.), Series 72A2	5.350		10/01/2031	16,628,850
190,000	PA HFA (Single Family Mtg.), Series 72A1	5.350		10/01/2031	175,526
11,400,000	PA HFA (Single Family Mtg.), Series 73A2	5.350		10/01/2022	11,332,056
10,000,000	PA HFA (Single Family Mtg.), Series 74B2	5.150		10/01/2022	9,734,700
1,020,000	PA HFA (Single Family Mtg.), Series 74B1	5.150		10/01/2022	992,929
2,975,000	PA HFA (Single Family Mtg.), Series 74B1	5.250		04/01/2032	2,708,619
4,170,000	PA HFA (Single Family Mtg.), Series 95A1	4.875		10/01/2031	3,544,959
17,525,000	PA HFA (Single Family Mtg.), Series 96A2	4.700		10/01/2037	13,999,197
12,990,000	PA HFA (Single Family Mtg.), Series 96A1	4.700		10/01/2037	10,378,750
4,380,000	PA HFA (Single Family Mtg.), Series 97A1	5.500		10/01/2032	4,409,127
7,495,000	PA HFA (Single Family Mtg.), Series 98A1	4.850		10/01/2031	6,348,490
9,000,000	PA HFA (Single Family Mtg.), Series 99A2	5.250		10/01/2032	8,186,535
15,650,000	PA HFA (Single Family Mtg.), Series 99A2	5.300		10/01/2037	14,068,418
10,000,000	PA HFA (Single Family Mtg.), Series B2	5.100		10/01/2020	9,830,400
F9 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Pennsylvania Continued
$55,000	PA Intergovernmental Cooperative Authority[1]	5.000%		06/15/2021	$55,200
1,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2020	1,199,030
1,400,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2023	1,303,302
2,245,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2025	2,059,294
3,265,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2026	2,979,149
950,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2027	862,277
2,510,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2028	2,255,260
1,470,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2030	1,305,169
26,100,000	PA St. Mary Hospital Authority (Catholic Health East)[4]	2.623	[3]	11/15/2034	19,836,000
50,000	PA St. Mary Hospital Authority (Franciscan Health)[1]	7.000		06/15/2015	50,525
15,000	PA State Public School Building Authority (Butler College)[1]	5.400		07/15/2012	15,630
5,000	PA State Public School Building Authority (Chester Upland School District)[1]	5.150		11/15/2026	5,057
5,000	PA Turnpike Commission[1]	5.000		12/01/2023	5,038
300,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital)[1]	6.250		01/01/2032	301,809
10,000	Patterson Township, PA Municipal Authority[1]	5.500		04/15/2011	10,014
25,000	Penn Hills, PA GO	5.850		12/01/2014	25,068
10,000,000	Philadelphia, PA Airport[2]	5.000		06/15/2032	9,301,650
235,000	Philadelphia, PA Airport[1]	5.375		06/15/2015	235,717
15,000	Philadelphia, PA Airport, Series B1	5.250		06/15/2031	13,943
5,000	Philadelphia, PA Authority for Industrial Devel.[1]	5.250		10/01/2030	5,407
100,000	Philadelphia, PA Authority for Industrial Devel. (Aero Philadelphia)	5.250		01/01/2009	99,356
6,720,000	Philadelphia, PA Authority for Industrial Devel. (Aero Philadelphia)	5.500		01/01/2024	5,562,346
3,870,000	Philadelphia, PA Authority for Industrial Devel. (Air Cargo)[1]	7.500		01/01/2025	3,892,640
25,000	Philadelphia, PA Authority for Industrial Devel. (American College of Physicians)[1]	6.000		06/15/2030	25,564
1,150,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)	5.500		11/15/2018	1,053,653
786,000	Philadelphia, PA Authority for Industrial Devel. (Baptist Home of Philadelphia)[1]	5.600		11/15/2028	680,676
20,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)	5.600		04/01/2012	20,012
35,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)	5.700		04/01/2015	35,091
450,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)	6.750		04/01/2023	455,594
1,100,000	Philadelphia, PA Authority for Industrial Devel. (Cathedral Village)	6.875		04/01/2034	1,121,120
F10 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$2,750,000	Philadelphia, PA Authority for Industrial Devel. (First Mtg.-CPAP)[1]	6.125%	04/01/2019	$1,851,438
8,000,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport System), Series A2	5.400	07/01/2022	7,610,360
30,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.000	07/01/2019	28,344
19,710,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.000	07/01/2023	17,929,004
10,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.125	07/01/2020	9,437
3,915,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.125	07/01/2028	3,526,045
115,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.250	07/01/2028	105,172
400,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport)[1]	5.300	07/01/2017	395,204
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250	05/01/2033	1,542,732
1,370,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)	5.000	01/01/2015	1,297,500
1,580,000	Philadelphia, PA Authority for Industrial Devel. (Stapeley Germantown)	5.125	01/01/2021	1,402,282
1,400,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Arbor House)[1]	6.100	07/01/2033	1,363,740
780,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (GIH/PPAM)[1]	5.125	07/01/2016	763,838
1,240,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Miriam and Robert M. Rieder House)[1]	6.100	07/01/2033	1,207,884
3,000,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	2,742,540
1,160,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Robert Saligman House)[1]	6.100	07/01/2033	1,129,956
25,000	Philadelphia, PA Gas Works[1]	5.000	07/01/2014	25,044
15,000	Philadelphia, PA Gas Works[1]	5.000	07/01/2026	15,002
1,210,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)	7.250	01/01/2021	1,238,024
80,000	Philadelphia, PA H&HEFA (Jefferson Health System)[1]	5.000	05/15/2018	80,719
40,000	Philadelphia, PA H&HEFA (Jefferson Health System)[1]	5.125	05/15/2021	40,452
60,000	Philadelphia, PA H&HEFA (North Philadelphia Health System)[1]	5.375	01/01/2028	60,855
19,470,000	Philadelphia, PA H&HEFA (Temple University Hospital)[1]	5.500	07/01/2026	18,327,500
10,000	Philadelphia, PA H&HEFA (Temple University Hospital)[1]	6.500	11/15/2008	10,082
5,000	Philadelphia, PA New Public Housing Authority[1]	5.000	04/01/2012	5,266
F11 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Pennsylvania Continued
$25,000	Philadelphia, PA Parking Authority (Airport)[1]	5.500%	09/01/2018	$25,302
20,000	Philadelphia, PA Parking Authority, Series A1	5.250	02/15/2029	20,073
175,000	Philadelphia, PA Redevel. Authority (Multifamily Hsg.)[1]	5.450	02/01/2023	175,089
2,580,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.000	10/01/2023	2,591,662
4,100,000	Philadelphia, PA Redevel. Authority (Pavilion Apartments)[1]	6.250	10/01/2032	4,081,837
10,000	Pittsburgh & Allegheny County, PA Public Auditorium Authority[1]	5.000	02/01/2024	10,059
50,000	Pittsburgh & Allegheny County, PA Public Auditorium Authority[1]	5.000	02/01/2029	48,749
40,000	Pittsburgh & Allegheny County, PA Public Auditorium Authority[1]	5.250	02/01/2031	40,143
3,025,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)	6.130	01/20/2043	2,813,190
1,290,000	Pittsburgh, PA Urban Redevel. Authority (West Park Court)	4.900	11/20/2047	1,032,452
20,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	5.200	10/01/2020	19,838
30,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	5.250	10/01/2029	27,863
15,000	Pittsburgh, PA Urban Redevel. Authority, Series A1	7.250	02/01/2024	15,009
40,000	Pittsburgh, PA Urban Redevel. Authority, Series B1	5.350	10/01/2022	39,762
60,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.600	04/01/2020	60,070
25,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.700	04/01/2030	24,391
35,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.900	10/01/2022	35,181
750,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	5.950	10/01/2029	750,008
10,000	Pittsburgh, PA Urban Redevel. Authority, Series C1	7.125	08/01/2013	10,012
30,000	Potter County, PA Hospital Authority (Charles Cole Memorial Hospital)[1]	5.250	08/01/2028	27,563
120,000	Potter County, PA Hospital Authority (Charles Cole Memorial Hospital)[1]	6.050	08/01/2024	120,179
1,000,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.500	07/01/2018	925,270
390,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.500	07/01/2018	360,855
4,170,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.625	07/01/2024	3,715,220
235,000	Pottsville, PA Hospital Authority (Pottsville Hospital & Warne Clinic)[1]	5.625	07/01/2024	209,371
10,000	Schuylkill County, PA IDA (DOCNHS/BSVHS/WMHS Obligated Group)[1]	5.000	11/01/2028	10,006
2,100,000	Scranton, PA Parking Authority[1]	5.250	06/01/2034	1,846,929
8,500,000	Scranton, PA Parking Authority	5.250	06/01/2039	7,343,150
145,000	Scranton, PA School District[1]	5.000	04/01/2022	146,032
220,000	Scranton, PA School District[1]	5.000	04/01/2025	220,475
5,000	Sharon, PA Regional Health System Authority (SRPS/SRHS Obligated Group)[1]	5.000	12/01/2028	4,863
F12 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Pennsylvania Continued
$460,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)[1]	5.000%		07/01/2028	$460,313
5,000	South Fork, PA Municipal Authority (Conemaugh Valley Memorial Hospital)[1]	5.375		07/01/2022	5,058
355,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)[1]	5.250		07/01/2026	355,387
20,000	South Fork, PA Municipal Authority (Good Samaritan Medical Center of Johnstown)[1]	5.375		07/01/2016	20,044
100,000	Susquehanna, PA Area Regional Airport Authority[1]	5.000		01/01/2028	88,617
140,000	Susquehanna, PA Area Regional Airport Authority[1]	5.375		01/01/2018	128,279
4,300,000	Susquehanna, PA Area Regional Airport Authority	6.500		01/01/2038	4,110,241
1,000,000	Susquehanna, PA Area Regional Airport Authority (Aero Harrisburg)	5.500		01/01/2024	827,730
15,000	Union County, PA Hospital Authority (United Methodist Continuing Care Services)	6.250		04/01/2012	15,000
880,000	Washington County, PA Authority (Capital Projects & Equipment Program)[1]	6.150		12/01/2029	871,658
35,000	Washington County, PA Hospital Authority (Washington Hospital)[1]	5.125		07/01/2028	35,103
8,000,000	Washington County, PA Redevel. Authority (Victory Centre)	5.450		07/01/2035	6,755,840
650,000	Washington, PA Township Municipal Authority	5.875		12/15/2023	615,043
2,500,000	Washington, PA Township Municipal Authority	6.000		12/15/2033	2,341,000
1,085,000	Westmoreland County, PA IDA (Redstone Retirement Community)	5.875		01/01/2032	960,670
35,000	Westmoreland County, PA Redevel. Authority (Harmon House)[1]	5.400		06/20/2028	35,273
5,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000		03/01/2027	4,534,150
5,000,000	Wilkes-Barre, PA Finance Authority (Wilkes University)[1]	5.000		03/01/2037	4,317,150
10,000	York County, PA IDA (PSEG Power)[1]	5.500		09/01/2020	9,640
15,000	York, PA Hsg. Corp. Mtg., Series A1	6.875		11/01/2009	15,032

					1,070,309,142

U.S. Possessions—34.2%
45,000	Guam GO1	5.375		11/15/2013	45,000
700,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	716,401
4,705,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.250		06/01/2032	4,232,759
500,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.625		06/01/2047	462,020
38,902,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[8]	06/01/2057	716,186
600,000	Northern Mariana Islands Commonwealth, Series A1	6.750		10/01/2033	606,030
F13 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$2,670,000	Northern Mariana Islands Ports Authority, Series A	5.500%		03/15/2031	$2,169,135
1,905,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,544,574
1,315,000	Northern Mariana Islands Ports Authority, Series A	6.600		03/15/2028	1,345,666
10,000,000	Puerto Rico Aqueduct & Sewer Authority[2]	5.000		07/01/2028	10,054,000
20,000,000	Puerto Rico Aqueduct & Sewer Authority[2]	5.125		07/01/2047	19,753,400
4,250,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[9]	07/01/2024	3,681,095
7,700,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	8,056,741
9,145,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	9,575,821
30,920,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	28,552,456
88,830,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	80,277,448
68,400,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	63,263,844
457,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.432	[8]	05/15/2050	19,228,725
97,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.013	[8]	05/15/2055	2,340,610
1,817,000,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[8]	05/15/2057	39,010,990
10,020,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	9,891,143
9,000,000	Puerto Rico Commonwealth GO1	5.500		07/01/2032	9,109,350
4,725,000	Puerto Rico Commonwealth GO	6.000		07/01/2027	4,969,850
525,000	Puerto Rico Commonwealth GO	6.000		07/01/2028	552,206
9,800,000	Puerto Rico Electric Power Authority, Series UU2	2.550	[3]	07/01/2025	7,727,601
31,890,000	Puerto Rico Electric Power Authority, Series UU2	2.570	[3]	07/01/2031	25,146,244
3,500,000	Puerto Rico Electric Power Authority, Series UU4	2.550	[3]	07/01/2025	2,743,125
885,000	Puerto Rico HFC, Series B1	5.300		12/01/2028	849,830
25,000	Puerto Rico Highway & Transportation Authority, Series A	5.000		07/01/2038	23,665
445,000	Puerto Rico Highway & Transportation Authority, Series AA1	5.000		07/01/2035	432,162
325,000	Puerto Rico Highway & Transportation Authority, Series H	5.000		07/01/2028	319,755
700,000	Puerto Rico Highway & Transportation Authority, Series M1	5.000		07/01/2037	664,125
2,105,000	Puerto Rico IMEPCF (American Airlines)[1]	6.450		12/01/2025	982,635
700,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	657,867
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	566,384
235,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	235,489
500,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	474,995
865,000	Puerto Rico ITEMECF (IEP/HESL/HECR Obligated Group)[1]	5.750		06/01/2019	740,475
2,750,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2025	2,731,685
25,305,000	Puerto Rico Port Authority (American Airlines), Series A1	6.250		06/01/2026	11,814,651
1,170,000	Puerto Rico Port Authority (American Airlines), Series A1	6.300		06/01/2023	546,133
85,000	Puerto Rico Port Authority, Series D1	7.000		07/01/2014	85,420
1,015,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	994,558
15,000,000	Puerto Rico Sales Tax Financing Corp., Series A4	2.855	[3]	08/01/2057	11,550,000
125,000	University of Puerto Rico[1]	5.400		06/01/2009	125,335
F14 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$1,075,000	University of Puerto Rico, Series Q1	5.000%		06/01/2030	$1,030,807
6,645,000	V.I. Government Refinery Facilities (Hovensa Coker)[1]	6.500		07/01/2021	6,716,700
25,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2031	24,134
4,000,000	V.I. Public Finance Authority (Hovensa Coker)[1]	6.500		07/01/2021	4,043,160
8,500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	7,078,545
1,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	948,080
5,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	4,863,050
17,450,000	V.I. Tobacco Settlement Financing Corp.	6.250	[8]	05/15/2035	2,347,549
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.500	[8]	05/15/2035	277,207
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.875	[8]	05/15/2035	475,258
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.625	[8]	05/15/2035	717,780
35,000	V.I. Tobacco Settlement Financing Corp. (TASC)	5.000		05/15/2021	32,613
2,235,000	V.I. Tobacco Settlement Financing Corp. (TASC)	5.000		05/15/2031	1,891,001
435,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	407,917

					420,421,385

Total Investments, at Value (Cost $1,602,430,488)—121.4%					1,490,730,527

Liabilities in Excess of Other Assets—(21.4)					(262,974,493)

Net Assets—100.0%					$1,227,756,034

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2008 was $54,438,746, which represents 4.43% of the Fund’s net assets. See Note 5 of accompanying Notes.

5.	Issue is in default. See Note 1 of accompanying Notes.

6.	Non-income producing security.

7.	When-issued security or delayed delivery to be delivered and settled after July 31, 2008. See Note 1 of accompanying Notes.

8.	Zero coupon bond reflects effective yield on the date of purchase.

9.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
F15 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
To simplify the listings of securities, abbreviations are used per the table below:

ACTS	Adult Communities Total Services
ARC	Assoc. of Retarded Citizens
AUS	Allegheny United Hospital
BSVHS	Baptist/St. Vincent’s Health System
CCMC	Crozer-Chester Medical Center
CKHS	Crozer-Keystone Health System
COP	Certificates of Participation
CPAP	Crime Prevention Assoc. of Philadelphia
DCMH	Delaware County Memorial Hospital
DOCNHS	Daughters of Charity National Health Systems
DPH	Divine Providence Hospital
EDFA	Economic Devel. Finance Authority
GIH	Germantown Interfaith Housing
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HECR	Hospital Episcopal Cristo Redentor
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HESL	Hospital Episcopal San Lucas
HFA	Housing Finance Agency/Authority
HFC	Housing Finance Corp.
HUHS	Hahnemann University Hospital System
HW	Highlands at Wyomissing
IDA	Industrial Devel. Agency
IEP	Iglesia Episcopal Puertorriquena
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MCP	Medical College of Pennsylvania
MHH	Mercy Haverford Hospital
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
MVH	Muncy Valley Hospital
NCPHS	North Central Pennsylvania Health System
PA/NJ	Pennsylvania/New Jersey
PPAM	Philadelphia Presbytery Apartments of Morrisville
PSEG	Public Service Enterprise Group
RHMC	Reading Hospital & Medical Center
RITES	Residential Interest Tax Exempt Security
ROLs	Residual Option Longs
RR	Resource Recovery
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
SRHS	Sharon Regional Health System
SRPS	Sharon Regional Physicians Services
TASC	Tobacco Settlement Asset-Backed Bonds
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands
WH	Williamsport Hospital
WMHS	Western Maryland Health Systems
WVHCS	Wyoming Valley Health Care System
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2008

Assets
Investments, at value (cost $1,602,430,488)—see accompanying statement of investments	$1,490,730,527

Cash	437,966

Receivables and other assets:
Interest	16,371,859
Investments sold	4,821,494
Shares of beneficial interest sold	2,020,579
Other	118,421

Total assets	1,514,500,846

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	233,220,000
Payable on borrowings (See Note 6)	45,100,000
Shares of beneficial interest redeemed	3,617,584
Investments purchased on a when-issued or delayed delivery basis	2,827,688
Dividends	1,397,973
Distribution and service plan fees	153,059
Trustees’ compensation	138,089
Interest expense on borrowings	74,185
Shareholder communications	56,083
Transfer and shareholder servicing agent fees	50,671
Other	109,480

Total liabilities	286,744,812

Net Assets	$1,227,756,034

Composition of Net Assets
Paid-in capital	$1,364,943,804

Accumulated net investment income	4,639,350

Accumulated net realized loss on investments	(30,127,159)

Net unrealized depreciation on investments	(111,699,961)

Net Assets	$1,227,756,034

F17 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $816,644,949 and 73,423,476 shares of beneficial interest outstanding)	$11.12
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.67

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $119,418,217 and 10,740,856 shares of beneficial interest outstanding)	$11.12

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $291,692,868 and 26,264,977 shares of beneficial interest outstanding)	$11.11
See accompanying Notes to Financial Statements.
F18 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2008

Investment Income
Interest	$87,832,230

Other income	656

Total investment income	87,832,886

Expenses
Management fees	5,949,796

Distribution and service plan fees:
Class A	1,243,143
Class B	1,335,820
Class C	2,786,087

Transfer and shareholder servicing agent fees:
Class A	325,641
Class B	102,052
Class C	163,532

Shareholder communications:
Class A	98,313
Class B	25,423
Class C	37,801

Interest expense and fees on short-term floating rate notes issued (See Note 1)	7,854,373

Interest expense on borrowings	1,518,651

Custodian fees and expenses	91,486

Trustees’ compensation	43,768

Other	402,093

Total expenses	21,977,979
Less reduction to custodian expenses	(11,835)

Net expenses	21,966,144

Net Investment Income	65,866,742

Realized and Unrealized Loss
Net realized loss on investments	(28,869,031)

Net change in unrealized depreciation on investments	(154,646,743)

Net Decrease in Net Assets Resulting from Operations	$(117,649,032)

See accompanying Notes to Financial Statements.
F19 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2008	2007

Operations
Net investment income	$65,866,742	$52,118,309

Net realized gain (loss)	(28,869,031)	2,508,336

Net change in unrealized appreciation (depreciation)	(154,646,743)	(7,691,060)

Net increase (decrease) in net assets resulting from operations	(117,649,032)	46,935,585

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(42,432,302)	(33,867,019)
Class B	(6,216,699)	(7,292,389)
Class C	(13,133,368)	(10,350,372)

	(61,782,369)	(51,509,780)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	65,431,917	271,053,312
Class B	(39,865,791)	(17,991,036)
Class C	11,416,068	104,040,881

	36,982,194	357,103,157

Net Assets
Total increase (decrease)	(142,449,207)	352,528,962

Beginning of period	1,370,205,241	1,017,676,279

End of period (including accumulated net investment income of $4,639,350 and $554,977, respectively)	$1,227,756,034	$1,370,205,241

See accompanying Notes to Financial Statements.
F20 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(117,649,032)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(693,617,937)
Proceeds from disposition of investment securities	680,669,970
Short-term investment securities, net	24,251,706
Premium amortization	2,887,494
Discount accretion	(4,288,194)
Net realized loss on investments	28,869,031
Net change in unrealized depreciation on investments	154,646,743
Increase in interest receivable	(787,005)
Decrease in receivable for securities sold	14,610,265
Increase in other assets	(79,344)
Decrease in payable for securities purchased	(17,201,707)
Increase in payable for accrued expenses	83,480

Net cash provided by operating activities	72,395,470

Cash Flows from Financing Activities
Proceeds from bank borrowings	683,400,000
Payments on bank borrowings	(694,100,000)
Payments on short-term floating rate notes issued	(43,265,000)
Proceeds from shares sold	360,200,724
Payment on shares redeemed	(357,690,564)
Cash distributions paid	(20,895,983)

Net cash used in financing activities	(72,350,823)

Net increase in cash	44,647

Cash, beginning balance	393,319

Cash, ending balance	$437,966

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $40,461,055.
Cash paid for interest on bank borrowings—$1,515,345.
Cash paid for interest on short-term floating rate notes issued—$7,854,373.
See accompanying Notes to Financial Statements.
F21 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$12.77	$12.75	$12.85	$11.76	$11.48

Income (loss) from investment operations:
Net investment income	.64[1]	.59[1]	.62[1]	.67[1]	.73
Net realized and unrealized gain (loss)	(1.69)	.02	(.10)	1.10	.25

Total from investment operations	(1.05)	.61	.52	1.77	.98

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.60)	(.59)	(.62)	(.68)	(.70)

Net asset value, end of period	$11.12	$12.77	$12.75	$12.85	$11.76

Total Return, at Net Asset Value[2]	(8.42)%	4.81%	4.21%	15.43%	8.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$816,645	$868,070	$600,716	$384,863	$229,450

Average net assets (in thousands)	$847,089	$747,558	$484,153	$295,002	$211,061

Ratios to average net assets:[3]
Net investment income	5.33%	4.57%	4.88%	5.35%	6.01%
Expenses excluding interest and fees on
short-term floating rate notes issued	0.81%	0.74%	0.82%	0.81%	0.86%
Interest and fees on short-term floating rate notes issued[4]	0.60%	0.61%	0.59%	0.40%	0.26%

Total expenses	1.41%[5]	1.35%[5]	1.41%	1.21%[5]	1.12%[5,6]

Portfolio turnover rate	51%	4%	19%	14%	25%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribuions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

6.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F22 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Class B Year Ended July 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$12.76	$12.75	$12.85	$11.76	$11.48

Income (loss) from investment operations:
Net investment income	.54[1]	.49[1]	.53[1]	.57[1]	.63
Net realized and unrealized gain (loss)	(1.68)	.01	(.10)	1.11	.25

Total from investment operations	(1.14)	.50	.43	1.68	.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.50)	(.49)	(.53)	(.59)	(.60)

Net asset value, end of period	$11.12	$12.76	$12.75	$12.85	$11.76

Total Return, at Net Asset Value[2]	(9.07)%	3.93%	3.41%	14.56%	7.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$119,418	$179,266	$196,704	$189,643	$157,338

Average net assets (in thousands)	$148,180	$193,167	$193,225	$173,663	$156,689

Ratios to average net assets:[3]
Net investment income	4.51%	3.81%	4.14%	4.62%	5.26%
Expenses excluding interest and fees on short-term floating rate notes issued	1.60%	1.52%	1.59%	1.59%	1.62%
Interest and fees on short-term floating rate notes issued[4]	0.60%	0.61%	0.59%	0.40%	0.26%

Total expenses	2.20%[5]	2.13%[5]	2.18%	1.99%[5]	1.88%[5,6]

Portfolio turnover rate	51%	4%	19%	14%	25%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribuions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

6.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F23 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended July 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$12.75	$12.73	$12.83	$11.75	$11.47

Income (loss) from investment operations:
Net investment income	.55[1]	.49[1]	.52[1]	.57[1]	.63
Net realized and unrealized gain (loss)	(1.68)	.02	(.09)	1.10	.25

Total from investment operations	(1.13)	.51	.43	1.67	.88

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.51)	(.49)	(.53)	(.59)	(.60)

Net asset value, end of period	$11.11	$12.75	$12.73	$12.83	$11.75

Total Return, at Net Asset Value[2]	(9.05)%	4.02%	3.41%	14.48%	7.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$291,693	$322,869	$220,256	$133,569	$76,489

Average net assets (in thousands)	$309,446	$274,274	$174,354	$96,508	$74,956

Ratios to average net assets:[3]
Net investment income	4.56%	3.80%	4.10%	4.56%	5.25%
Expenses excluding interest and fees on short-term floating rate notes issued	1.58%	1.50%	1.58%	1.59%	1.63%
Interest and fees on short-term floating rate notes issued[4]	0.60%	0.61%	0.59%	0.40%	0.26%

Total expenses	2.18%[5]	2.11%[5]	2.17%	1.99%[5]	1.89%[5,6]

Portfolio turnover rate	51%	4%	19%	14%	25%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribuions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

6.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F24 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is
F25 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$2,827,688
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $209,255,863 as of July 31, 2008, which represents 13.82% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”)
F26 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but do not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2008, municipal bond holdings with a value of $292,344,443 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $233,220,000 in short-term floating rate notes issued and outstanding at that date.
At July 31, 2008, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$2,435,000	Allegheny County, PA GO RITES	2.978%	11/1/26	$1,520,974
10,500,000	Allegheny County, PA ROLs	2.770	2/1/37	4,777,500
8,750,000	Allegheny County, PA ROLs	1.880	11/1/26	6,453,125
3,890,000	Allegheny County, PA ROLs	11.070	11/1/32	3,980,481
2,000,000	Bucks County, PA IDA ROLs[3]	9.400	9/1/32	1,731,760
4,500,000	PA Austin Trust Various States Inverse Certificates	13.497	10/1/31	3,128,850
3,750,000	PA Austin Trust Various States Inverse Certificates	14.106	10/1/34	2,764,950
4,000,000	PA Austin Trust Various States Inverse Certificates	13.347	10/1/33	2,695,760
5,655,000	PA Geisinger Authority Health System (Penn State Geisinger Health System Foundation) ROLs[3]	3.052	5/1/37	963,273
2,000,000	PA HFA (Single Family Mtg.) RITES	12.278	4/1/21	1,825,800
2,850,000	PA HFA (Single Family Mtg.) RITES	12.585	10/1/22	2,782,056
2,500,000	PA HFA (Single Family Mtg.) RITES	11.992	10/1/22	2,234,700
2,500,000	PA HFA (Single Family Mtg.) RITES	11.585	10/1/20	2,330,400
2,500,000	PA HFA (Single Family Mtg.) ROLs	13.570	10/1/33	1,684,850
3,915,000	PA HFA (Single Family Mtg.) ROLs[3]	13.380	10/1/37	2,333,418
2,185,000	PA HFA (Single Family Mtg.) ROLs	13.280	10/1/33	1,472,559
2,250,000	PA HFA (Single Family Mtg.) ROLs	12.890	10/1/32	1,436,535
4,385,000	PA HFA (Single Family Mtg.) ROLs	10.680	10/1/37	859,197
F27 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$2,500,000	Philadelphia, PA Airport ROLs[3]	11.230%	6/15/32	$1,801,650
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Philadelphia Airport) ROLs[3]	8.760	7/1/22	1,610,360
2,500,000	Puerto Rico Aqueduct & Sewer Authority ROLs	11.680	7/1/28	2,554,000
5,000,000	Puerto Rico Aqueduct & Sewer Authority ROLs	12.180	7/1/47	4,753,400
12,245,000	Puerto Rico Electric Power Authority ROLs[3]	2.784	7/1/31	3,428,845

				$59,124,443

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F16 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater”.

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2008, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at approximately $75,025,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2008, securities with an aggregate market value of $970,887, representing 0.08% of the Fund’s net assets, were in default.
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
F28 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$6,253,173	$—	$29,620,746	$112,206,377

1.	As of July 31, 2008, the Fund had $4,906,319 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2013	$1,195,731
2016	3,710,588

Total	$4,906,319

2.	As of July 31, 2008, the Fund had $24,714,427 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2007, the Fund utilized $1,499,106 of capital loss carryforward to offset capital gains realized in that fiscal year.
The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:

	Year Ended	Year Ended
	July 31, 2008	July 31, 2007

Distributions paid from:
Exempt-interest dividends	$61,443,123	$51,443,295
Ordinary income	339,246	66,485

Total	$61,782,369	$51,509,780

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.
F29 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Federal tax cost of securities	$1,361,607,412

Gross unrealized appreciation	$13,935,656
Gross unrealized depreciation	(126,142,033)

Net unrealized depreciation	$(112,206,377)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$15,636
Payments Made to Retired Trustees	9,401
Accumulated Liability as of July 31, 2008	89,314
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian
F30 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	21,573,103	$259,898,687	26,767,748	$347,366,936
Dividends and/or distributions reinvested	2,369,899	28,250,705	1,660,583	21,530,452
Redeemed	(18,514,493)	(222,717,475)	(7,548,479)	(97,844,076)

Net increase	5,428,509	$65,431,917	20,879,852	$271,053,312

Class B
Sold	906,865	$10,869,239	1,561,002	$20,251,373
Dividends and/or distributions reinvested	314,181	3,754,212	323,730	4,196,999
Redeemed	(4,526,798)	(54,489,242)	(3,270,428)	(42,439,408)

Net decrease	(3,305,752)	$(39,865,791)	(1,385,696)	$(17,991,036)

F31 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Amount	Shares	Amount

Class C
Sold	7,042,961	$84,742,682	10,021,100	$129,802,452
Dividends and/or distributions reinvested	710,354	8,456,138	511,972	6,629,081
Redeemed	(6,814,346)	(81,782,752)	(2,504,155)	(32,390,652)

Net increase	938,969	$11,416,068	8,028,917	$104,040,881

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations for the year ended July 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$693,617,937	$680,669,970
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2008, the Fund paid $589,570 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Board of Trustees can increase that fee to 0.25% of average net assets without shareholder approval. Shareholders will be notified of any such change. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically
F32 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the plan at June 30, 2008 for Class B and Class C shares were $3,854,365 and $4,159,637, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 31, 2008	$474,840	$23,986	$278,304	$75,603
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of July 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
F33 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.7228% as of July 31, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 31, 2008, the Fund had borrowings outstanding at an interest rate of 2.7228%. Details of the borrowings for the year ended July 31, 2008 are as follows:

Average Daily Loan Balance	$38,653,279
Average Daily Interest Rate	4.127%
Fees Paid	$228,775
Interest Paid	$1,515,345
7. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of July 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
F34 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

      In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F35 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Pennsylvania Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
September 16, 2008
F36 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 31, 2008 are eligible for the corporate dividend-received deduction. 99.45% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
29 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330
30 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985- 1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
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TRUSTEES AND OFFICERS Unaudited / Continued

Robert G. Galli, Trustee (since 1993) Age: 75	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 1999) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994- December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
32 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Fielding, Loughran, Cottier and Willis, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald H. Fielding, Vice President and Senior Portfolio Manager (since 1999) Age: 59	Senior Vice President of the Manager (since January 1996). Chief Strategist, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2005) Age: 44	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 36	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
33 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 35	Assistant Vice President of the Manager (since July 2005). Portfolio Manager of the Fund (from May 2003 to December 2005). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
34 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000- April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 42	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
35 | OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

July 31, 2008

Oppenheimer Rochester National Municipals	Management Commentaries and Annual Report
MANAGEMENT COMMENTARIES
Market Recap and Outlook

Listing of Top Holdings
ANNUAL REPORT
Fund Performance Discussion

Listing of Investments

Financial Statements
“After 25 years in the business of municipal fund management, I still don’t pretend to have seen it all. But, allowing tax-free yields to compound over time has clearly been a winning strategy for shareholders.”
— Ronald H. Fielding, Chief Strategist, Senior Vice President and
Senior Portfolio Manager, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Tobacco—Master Settlement Agreement	23.8%
Special Assessment	16.5
Airlines	11.3
Multifamily Housing	5.1
Electric Utilities	4.6
Tax Increment Financing	4.2
Adult Living Facilities	3.8
Energy Equipment & Services	2.8
Hospital/Health Care	2.7
Resource Recovery	2.5
Portfolio holdings are subject to change. Percentages are as of July 31, 2008, and are based on the total market value of investments.

Credit Allocation

AAA	16.6%
AA	7.0
A	1.6
BBB	24.8
BB or lower	50.0
Allocations are subject to change. Percentages are as of July 31, 2008, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 48.26% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
15 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. In a 12-month period marked by significant turbulence in global credit markets and by broad price volatility as investors adjusted their perspectives on risk tolerance, the net asset value (NAV) of Oppenheimer Rochester National Municipals’ Class A shares fell sharply and the Fund’s total returns were negative. As of July 31, 2008, the Fund nonetheless provided the highest level of tax-free income among its peer funds and more income, on a tax-equivalent basis, than many other fixed-income alternatives. Based on the distribution for the 28-day accrual period ended July 22, 2008, the distribution yield at the end of this reporting period for the Fund’s Class A shares was 7.72% at NAV.
     Oppenheimer Rochester National Municipals distributed dividends of 67.1 cents per Class A share this reporting period, including a small amount of ordinary income. The monthly dividend distribution per Class A share of Oppenheimer Rochester National Municipals increased to 5.6 cents in December 2007 and to 5.7 cents in May 2008. No capital gains were distributed this reporting period.
     At the end of this reporting period, the Fund had nearly 1,450 holdings and an overall credit quality of BBB. Despite the broad turmoil in the municipal market, which caused widespread declines in NAVs, default rates on municipal bonds in general and in this Fund in particular continue to be extremely low relative to the default rates on other fixed-income instruments. The default rate on investments in this portfolio remained in line with our expectations, and we remain confident in the long-term structural advantages of the Fund’s investments.
     As the charts on pages 23 to 25 show, the Fund’s total returns were negative this reporting period as investors grew increasingly concerned about risk and widening credit spreads. Credit spread widening is typically more detrimental to the sectors and types of securities the Fund favors than to our Fund’s benchmark.
     A Fund acquisition in the hospital/health care sector illustrates the benefits of entering the auction rate securities (ARS) market. An ARS is a long-term municipal security with an interest rate that resets at a specific frequency (typically 7 to 35 days) through an auction process. Many municipal auctions failed this reporting period because bidders were in short supply. These auction failures created financial headaches for investors who bought
16 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

bonds with the assumption that their investments would remain highly liquid, and they also pushed the short-term rates on some bonds into the double digits. Intrigued by the opportunity to purchase high-yielding bonds, we applied our credit research expertise to the municipal auction inventory and identified some highly attractive bonds with resetting rates. For example, in February 2008, the Fund purchased at par a bond issued by the Maryland Health and Higher Educational Facilities Authority to finance acquisitions, renovations, construction and equipment needs at Frederick Memorial Hospital. The bond initially offered a 14% rate and was insured by Financial Guaranty Insurance Company (FGIC). As auction rate prices firmed in late March, the Fund sold its position, also at par. Despite its brief tenure in the portfolio, this bond helped the Fund deliver high levels of tax-free yield to investors this reporting period. By July 31, 2008, billions of dollars of municipal auction rate securities had been refinanced into lower-yielding credit structures, and the municipal auctions became far less attractive to yield-seeking investors. The Fund’s participation in the municipal auctions, we believe, demonstrates the Rochester investment team’s flexibility and responsiveness to evolving market conditions. The hospital/healthcare sector represented 2.7% of Fund’s market value as of July 31, 2008.
     During this reporting period, which was characterized by credit spread widening, prices fell on our investments in many credit-sensitive sectors. Credit spreads are said to be widening when the yield difference between higher-rated securities and lower-rated ones increases, causing the prices for BBB-rated, lower-rated and unrated securities to fall more or rise less than the prices of securities with higher ratings.
     For example, the Fund continued to maintain sizable holdings in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. The Rochester investment team was among the early believers in the structural and yield advantages of these types of bonds, which are backed by state and/or territory proceeds from a national litigation settlement with tobacco manufacturers. To date, MSA payments to the states and territories have been in line with projections made at the outset of this landmark agreement.1 At the end of this reporting period, MSA-backed tobacco bonds accounted for nearly one-quarter of Fund investments and comprised the Fund’s largest sector.

1.	Bond investments may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
17 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
     As they faced considerable pricing pressure this reporting period, MSA-backed tobacco bonds underperformed other securities with similar ratings. The following factors, we believe, were significant: a general widening of credit spreads, to which tobacco bonds are inherently more sensitive; an increase in the national supply of MSA bonds, including a record-setting sale by Ohio’s Buckeye Tobacco Settlement Finance Authority; and Standard & Poor’s announcement about changing its assessment of 11 tobacco bonds to negative watch, from negative outlook. Pricing pressure remained persistent even as Fitch Ratings upgraded the ratings of nearly 240 MSA-backed tobacco bonds. As first announced in January 2008, Fitch raised the majority of these bonds to a rating of BBB-plus, the highest rating it gives for these securities. We believe that the price volatility this reporting period was primarily related to technical issues, not fundamental ones, and that the sector should continue to provide attractive, long-term benefits to our yield-seeking investors.
     A pre-refunding of MSA-backed tobacco bonds, for example, provides a particularly good example of the long-term benefits that can accrue to shareholders.2 Late in this reporting period, the South Carolina Tobacco Settlement Management Authority announced a pre-refunding of MSA-backed bonds that had been scheduled to mature in 2030. The bonds, most of which this Fund purchased at a discount between February 2004 and January 2005, had an average, tax-free yield of 6.84%. After the pre-refunding was announced, these holdings were sold at a gain. As is our practice, the Fund seeks to minimize the aggregate tax consequences, if any, from these types of transactions. We believe that pre-refundings like this one demonstrate how our yield-oriented investment strategy can result in favorable yields as well as price appreciation for individual bonds, both contributing to a Fund’s total return.
     We are also confident that the long-term impact of tobacco-related court cases should remain negligible, even if some headline-induced volatility occurs. The latest headlines, in fact, have been quite favorable. In early April, a three-judge panel in federal appeals court reversed an earlier decision that had granted class-action status to smokers of “light” cigarettes. The panel ruled that individual cases were too distinct from one another to qualify as a “class.” In June, the U.S. Supreme Court announced that it would take a third look at a long-running dispute between the family of a deceased smoker and Philip Morris. Twice before, the Court has ruled that the punitive damages awarded in

2.	A pre-refunding involves earmarking the proceeds from a new municipal bond to pay off an earlier bond that is not yet callable; proceeds from the new issue are escrowed in U.S. Government bonds and, because credit or call uncertainty has been eliminated, the original bond’s price generally rises significantly.
18 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Oregon were excessive. The Supreme Court’s recent decision to lower the punitive damages awarded in the Exxon-Valdez case, we believe, bodes well for the tobacco manufacturer. The Philip Morris case is expected to be on the Supreme Court’s fall docket.
     In our experience, interest payments and scheduled payments of principal on the tobacco bonds this Fund holds have always been made in a timely manner, and many bonds have repaid principal earlier than their scheduled final maturity. Our confidence in the long-term benefits these bonds can provide is such that we took advantage of market conditions this reporting period to invest in high-yielding MSA-backed securities.
     During this reporting period, the Fund aggressively increased its diverse holdings in land development bonds (“dirt bonds”), whose proceeds finance the infrastructure requirements of new real estate development. These Special Tax and Special Assessment holdings represented 18.7% of the Fund’s market value as of July 31, 2008. The Fund’s holdings represent a diversity of projects, developers and locations as well as projects at different stages of completion. Our credit analysis during this reporting period confirmed our long-standing belief that the fundamentals in these sectors remain intact, despite the recent challenges in the national housing market and some reports of temporary payment interruptions on these types of bonds.
     Carefully researched “dirt bonds,” we believe, can provide significant yield advantages for Fund investors. Interest payments are made using the proceeds from the collected tax or assessment and are on parity with property taxes and senior to any mortgage on the property. Whoever owns the land is responsible for the tax and assessment payments, and these payments have a lien ahead of any mortgage. The value of the land is factored into each bond’s unique structure, and we believe it would be highly unlikely that the value would fall so precipitously and permanently that it would become of no interest to any developer. In our experience, for every financially troubled developer who might have to walk away from a half-built project, there are countless others who are eager to negotiate a better deal with community leaders, resume the work and assume the debt-service obligations.
     Recent news reports about languishing housing developments or bankrupt home-building companies have fostered some concerns about the long-term viability of all sorts of real estate-related investments, and the prices in these two sectors have declined. Despite the recent underperformance of these sectors, we remain confident in the structural and yield advantages of the “dirt bonds” this Fund holds. Our recent investments, in particular, should provide significant benefits to shareholders because they offered very competitive yields at attractive prices. In time, we expect the housing crisis will abate and these high-yielding bonds will command higher prices in the market.
19 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
     In addition, the Fund included securities in the multifamily and single-family housing sectors, which constituted 5.1% and 1.2% of the portfolio’s market value, respectively, as of July 31, 2008. We believe our multifamily housing bonds represent a good value, because the demand for these types of properties will likely rise as the housing crisis persists. The Fund’s single-family housing bonds are high-grade securities that have been issued by state agencies, which continue to abide by conservative lending practices. Additionally, the Fund does not invest in the securities created from pools of sub-prime mortgages nor in collateralized debt obligations (CDOs) and thus has no exposure to these credits. The overall credit quality of our housing-sector investments has been unaffected by the developments in the sub-prime mortgage market, but the prices nonetheless fell this reporting period.
     The Fund also continued to be invested in the airline sector this reporting period. The Fund’s holdings constitute a diverse portfolio representing many carriers and facilities. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds offer investors a fair amount of principal protection—even as economic conditions and fuel costs create financial challenges for many carriers. Shareholders should note that the long-term performance of secured bonds in this sector is not dependent on airline profitability but more closely linked with overall passenger traffic, which has been rising.
     Speculation about future mergers or bankruptcy filings has contributed to price volatility and underperformance in this sector this reporting period. While many ticket holders and some creditors are apt to become concerned amid this type of speculation, our experience with airline-backed securities leads us to believe that most issuers will remain current with the principal and interest payments on the secured bonds we hold, as they have done in the past, thus protecting their valuable assets. In some instances, bankrupt airlines have remained current with their payments on callable bonds with very high coupons, long after their call dates. In others, unsecured airline bonds could be exchanged for an equity position in the carrier, turning bondholders into shareholders who could recoup some of their investment by selling the stock. As of July 31, 2008, the airline sector represented 11.3% of the Fund’s market value and included some unsecured holdings.
     The price of a small position in our Energy Equipment & Services sector fell sharply this reporting period after the cost of making repairs related to equipment failure during the start-up led the plant’s operators to file for bankruptcy. We continue to believe that the E-3 Mead-Biofuels plant, financed with Saunders County, Nebraska, Industrial Development revenue bonds, will eventually operate as promised and generate income for bondholders. However, as of July 31, 2008, the issuer had not made scheduled interest payments, and the
20 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

bond—representing about one-third of 1% of invested assets at the end of this reporting period—was in default. (In all, this sector held 2.8% of the Fund’s invested assets on July 31, 2008.) The core technology at the plant involves making methane from the manure of an adjacent cattle feedlot and then manufacturing ethanol. Once operational, this project is expected to have a low carbon footprint and to feed the cattle distiller’s grains, a byproduct of ethanol. Our research team has evaluated the technology and we continue to believe that operational issues at this plant can be resolved. We are working closely with current management to secure a good outcome for the plant and the Fund. We remain optimistic that the Fund will eventually benefit from our experience in dealing with these types of projects.
     During the latter half of this reporting period, many bond insurers faced renewed scrutiny from the credit ratings organizations this reporting period and, as a result, the prices of many insured bonds fell, regardless of the strength of the underlying credit. The bond insurers’ woes were not based on their practice of insuring municipal bonds, which arguably do not need to be insured, but on the insurers’ exposure to sub-prime mortgages. While news about bond insurers continues to generate headlines, we remain confident in our credit team’s ability to determine which underlying issues meet our standards for creditworthiness and which represent good values for our shareholders.
     The Fund continued to invest in municipal inverse-floating-rate securities this reporting period. These are tax-exempt securities whose interest payments move inversely to changes in short-term interest rates. With generally higher tax-free yields than regular fixed-rate bonds of comparable maturity and credit quality, these securities helped the Fund provide higher dividends this reporting period as the yield curve steepened. However, these securities often face greater price volatility than comparable fixed-rate bonds, and the volatility this reporting period detracted from the Fund’s overall performance.
     The Fund also invested in percentage of LIBOR notes (PLNs), a type of bond structure that experienced price declines this reporting period when another U.S. financial institution sold a large position at a loss. This move depressed the prices of PLNs across the board even though PLN credit quality, which varies among tax-free issuers, generally remained solid. PLNs are bonds that pay a variable rate based on LIBOR and most are A-rated or better. The PLN structure can deliver attractive levels of tax-free yield. However, in a rare development, municipal yields exceeded Treasury and LIBOR rates this reporting period and, as a result, PLNs detracted from Fund performance. We continue to believe that this type of bond will be a valuable source of revenue once more normal rate relations are in place and, therefore, remain invested in a diverse basket of bonds with this structure.
21 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
     Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2008. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
22 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 26 for further information.
23 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
24 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 26 for further information.
25 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This annual report must be preceded or accompanied by the current prospectus of the Oppenheimer Rochester National Municipals. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 10/1/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
26 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
27 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FUND EXPENSES Continued
the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	February 1, 2008	July 31, 2008	July 31, 2008

Class A	$1,000.00	$856.50	$9.51
Class B	1,000.00	852.40	13.27
Class C	1,000.00	852.90	13.09

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,014.67	10.32
Class B	1,000.00	1,010.64	14.40
Class C	1,000.00	1,010.84	14.20
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, based on the 6-month period ended July 31, 2008 are as follows:

Class	Expense Ratios

Class A	2.05%
Class B	2.86
Class C	2.82
The expense ratios reflect reduction to custodian expenses. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
28 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS July 31, 2008

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—138.4%

Alabama—1.0%
$17,630,000	AL HFA (Single Family)[1]	5.450%		10/01/2032	$16,528,085
15,000	AL HFA (South Bay Apartments)[2]	5.950		02/01/2033	14,829
16,120,000	AL IDA Solid Waste Disposal (Pine City Fiber Company)[2]	6.450		12/01/2023	14,943,079
7,665,000	AL IDA Solid Waste Disposal (Pine City Fiber Company)[2]	6.450		12/01/2023	7,105,378
10,140,000	AL Space Science Exhibit Finance Authority	6.000		10/01/2025	9,031,090
10,000	Alexander City, AL GO2	5.625		05/01/2021	9,932
1,810,000	Andalusia-Opp, AL Airport Authority	5.000		08/01/2026	1,537,161
100,000	Bay Minette, AL Industrial Devel. Board (B.F. Goodrich)	6.500		02/15/2009	100,204
7,050,000	Governmental Utility Services Corp. of Moody, AL	7.500		03/01/2038	6,815,799
25,000	Mobile, AL Industrial Devel. Board (International Paper Company)[2]	6.450		05/15/2019	25,059
2,200,000	Rainbow City, AL Special Health Care Facilities Financing Authority (Regency Pointe)	8.250	[3]	01/01/2031	1,410,860
10,000	Selma, AL Industrial Devel. Board (International Paper Company)[2]	6.000		05/01/2025	9,155
7,220,000	Tuscaloosa, AL Educational Building Authority (Stillman College)[2]	5.000		06/01/2026	6,136,495

					63,667,126
Alaska—0.4%
20,000	AK HFC, Series A-1[2]	6.100		06/01/2030	20,235
7,250,000	AK HFC, Series C1	5.200		12/01/2037	6,407,005
2,250,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)	6.150		08/01/2031	1,946,925
40,000	AK Industrial Devel. & Export Authority (Snettisham)[2]	6.000		01/01/2014	40,964
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)	5.875		12/01/2027	1,453,485
1,500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)	6.000		12/01/2036	1,297,185
5,000,000	AK Northern Tobacco Securitization Corp. (TASC)	5.000		06/01/2032	3,787,100
10,000,000	AK Northern Tobacco Securitization Corp. (TASC)	5.000		06/01/2046	7,086,100
31,850,000	AK Northern Tobacco Securitization Corp. (TASC)	6.125	[4]	06/01/2046	1,562,243
20,860,000	AK Northern Tobacco Securitization Corp. (TASC)	6.375	[4]	06/01/2046	934,319

					24,535,561
Arizona—5.4%
297,650,000	AZ Health Facilities Authority (Banner Health System)[1]	2.680	[5]	01/01/2037	219,516,875
800,000	AZ HFA (Casa De Flores)	5.300		07/20/2042	711,808
3,000,000	Buckeye, AZ Watson Road Community Facilities District	5.750		07/01/2022	2,705,490
5,000,000	Buckeye, AZ Watson Road Community Facilities District	6.000		07/01/2030	4,316,100
F1 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$16,435,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)	6.375%	01/01/2028	$15,721,064
810,000	Estrella Mountain Ranch, AZ Community Facilities District	5.625	07/15/2025	736,630
400,000	Estrella Mountain Ranch, AZ Community Facilities District	5.800	07/15/2030	356,584
1,518,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.000	07/01/2017	1,485,682
1,265,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.375	07/01/2022	1,218,119
3,145,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)	6.750	07/01/2032	2,938,688
8,250,000	Flagstaff, AZ IDA (Senior Living Community- Northern Arizona)	5.700	07/01/2042	6,870,435
500,000	Gladden Farms, AZ Community Facilities District	5.500	07/15/2031	429,375
1,000,000	Goodyear, AZ IDA Water and Sewer (Litchfield Park Service Company)	6.750	10/01/2031	1,002,930
4,300,000	Maricopa County, AZ IDA (Christian Care Apartments)[2]	6.500	01/01/2036	4,174,053
1,885,000	Maricopa County, AZ IDA (Immanuel Campus Care)	8.500	04/20/2041	1,795,764
355,000	Maricopa County, AZ IDA (Sun King Apartments)[2]	6.750	11/01/2018	357,748
500,000	Maricopa County, AZ IDA (Sun King Apartments)[2]	6.750	05/01/2031	479,505
3,760,000	Maricopa County, AZ IDA (Sun King Apartments)	9.500	11/01/2031	3,378,924
456,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.250	07/01/2024	403,058
384,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien	5.250	07/01/2024	339,418
986,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien	5.300	07/01/2030	830,005
235,000	Navajo County, AZ IDA (Stone Container Corp.)	7.200	06/01/2027	212,095
1,445,000	Navajo County, AZ IDA (Stone Container Corp.)	7.400	04/01/2026	1,314,907
1,125,000	Palm Valley, AZ Community Facility District No. 3	5.300	07/15/2031	945,709
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.300	07/15/2025	370,033
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.350	07/15/2031	294,462
3,275,000	Phoenix, AZ IDA (America West Airlines)	6.250	06/01/2019	2,587,414
7,500,000	Phoenix, AZ IDA (America West Airlines)	6.300	04/01/2023	5,680,500
50,000	Phoenix, AZ IDA (Crossroads Apartments)[2]	5.200	12/15/2021	50,093
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,507,424
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)	5.875	11/01/2037	1,572,168
1,280,000	Phoenix, AZ IDA (Royal Paper Converting)	7.000	03/01/2014	1,266,611
F2 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$225,000	Pima County, AZ Devel. Authority (Tucson Electric Power Company)[2]	6.100%	09/01/2025	$208,103
5,000,000	Pima County, AZ IDA (American Charter Schools Foundation)	5.625	07/01/2038	4,425,900
2,045,000	Pima County, AZ IDA (Christian Senior Living)[2]	5.050	01/01/2037	1,759,170
400,000	Pima County, AZ IDA (Desert Technology Schools)[6]	6.375	02/01/2014	203,668
1,000,000	Pima County, AZ IDA (Desert Technology Schools)[6]	7.000	02/01/2024	496,940
1,250,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	1,189,950
2,350,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.375	06/01/2036	2,189,777
1,500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	1,453,335
250,000	Pima County, AZ IDA (Paradise Education Center)[2]	5.875	06/01/2022	233,590
550,000	Pima County, AZ IDA (Paradise Education Center)[2]	6.000	06/01/2036	478,434
1,600,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	1,413,040
1,960,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	1,661,629
11,100,000	Pima County, AZ IDA Waste & Wastewater (Global Water Resources)	5.750	12/01/2032	8,982,453
10,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Research)	6.550	12/01/2037	8,913,600
3,410,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	5.450	12/01/2017	3,054,030
2,215,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)	5.600	12/01/2022	1,894,047
1,575,000	Pinal County, AZ IDA (San Manuel Facility)	6.250	06/01/2026	1,531,184
1,385,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	1,377,867
1,500,000	Quail Creek, AZ Community Facilities District	5.550	07/15/2030	1,306,320
1,000,000	San Luis, AZ Facility Devel. Corp. (Regional Detention Center)	7.250	05/01/2027	888,140
265,000	Show Low Bluff, AZ Community Facilities District	5.600	07/01/2031	228,237
300,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	287,853
80,000	Tucson & Pima Counties, AZ IDA (Single Family Mtg.)[2]	6.200	01/01/2034	82,360
560,000	Tucson & Pima Counties, AZ IDA (Single Family Mtg.)[2]	6.350	01/01/2034	568,579
755,000	Tucson, AZ IDA (Joint Single Family Mtg.)	5.000	01/01/2039	753,558
4,000,000	Verrado, AZ Community Facilities District No. 1	5.350	07/15/2031	3,406,640
10,200,000	Yavapai County, AZ IDA Solid Waste Disposal (Waste Management)[1]	4.900	03/01/2028	8,034,341
7,250,000	Yuma County, AZ IDA (Water & Sewer)	6.375	12/01/2037	6,614,320

				349,206,736
F3 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Arkansas—0.4%
$6,980,000	AR Devel. Finance Authority (Single Family Mtg.)[1]	5.200%		01/01/2038	$6,203,789
55,000	AR Devel. Finance Authority (Single Family Mtg.)[2]	5.200		01/01/2038	48,883
555,000	Calhoun County, AR Solid Waste Disposal (Georgia-Pacific Corp.)[2]	6.375		11/01/2026	489,632
7,700,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)	6.250		02/01/2038	6,797,406
50,000	Grand Prairie, AR Water Users Board	5.900		07/01/2022	50,248
1,345,000	Little River County, AR (Georgia-Pacific Corp.)[2]	5.600		10/01/2026	1,055,058
8,380,000	North Little Rock, AR Residential Hsg. Facilities Board (Ridgeview Apartments)[1]	5.600		08/20/2045	8,162,916
25,000	Pine Bluff, AR (International Paper Company)[2]	5.550		08/15/2022	23,704
5,460,000	Sebastian County, AR Health Facilities Board (Sparks Regional Medical Center)	5.625		11/01/2031	4,692,542

					27,524,178
California—16.0%
695,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000		09/01/2027	586,253
1,840,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000		09/01/2037	1,486,444
8,800,000	CA Access to Loans for Learning Student Loan Corp.	7.375		01/01/2042	8,570,584
127,310,000	CA County Tobacco Securitization Agency	6.489	[4]	06/01/2046	6,244,556
107,400,000	CA County Tobacco Securitization Agency	6.619	[4]	06/01/2050	3,234,888
33,920,000	CA County Tobacco Securitization Agency	6.650	[4]	06/01/2046	1,547,091
215,100,000	CA County Tobacco Securitization Agency	7.000	[4]	06/01/2055	4,263,282
117,250,000	CA County Tobacco Securitization Agency	7.129	[4]	06/01/2055	2,323,895
143,610,000	CA County Tobacco Securitization Agency	7.300	[4]	06/01/2046	7,044,071
246,760,000	CA County Tobacco Securitization Agency	7.477	[4]	06/01/2055	3,997,512
102,000,000	CA County Tobacco Securitization Agency	8.550	[4]	06/01/2055	1,652,400
36,000,000	CA County Tobacco Securitization Agency (TASC)	0.000	[7]	06/01/2041	23,701,680
56,530,000	CA County Tobacco Securitization Agency (TASC)	0.000	[7]	06/01/2046	37,130,600
255,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2045	193,091
19,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	14,361,530
2,500,000	CA County Tobacco Securitization Agency (TASC)	5.500		06/01/2033	2,218,925
2,610,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2035	2,334,280
7,285,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	6,450,940
2,930,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	2,645,702
5,000,000	CA County Tobacco Securitization Agency (TASC)[2]	6.125		06/01/2038	4,612,350
57,000,000	CA County Tobacco Securitization Agency (TASC)	6.400	[4]	06/01/2046	2,599,770
525,920,000	CA County Tobacco Securitization Agency (TASC)	6.664	[4]	06/01/2050	17,308,027
30,000,000	CA Educational Funding Services[1]	6.250		12/01/2042	29,766,750
F4 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

California Continued
$24,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	5.000%		06/01/2033	$18,804,240
20,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.125		06/01/2047	14,764,400
228,715,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.750		06/01/2047	187,843,630
340,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[4]	06/01/2047	14,290,200
1,301,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.081	[4]	06/01/2047	58,922,290
6,250,000	CA Pollution Control Financing Authority (Browning-Ferris Industries)	6.750		09/01/2019	6,161,563
25,575,000	CA Pollution Control Financing Authority (Browning-Ferris Industries)[2]	6.875		11/01/2027	25,220,019
160,600,000	CA Silicon Valley Tobacco Securitization Authority	8.147	[4]	06/01/2056	2,927,738
15,000,000	CA Silicon Valley Tobacco Securitization Authority	8.150	[4]	06/01/2041	1,102,800
82,250,000	CA Silicon Valley Tobacco Securitization Authority	8.435	[4]	06/01/2056	1,254,313
4,660,000	CA Statewide CDA (Aspire Public Schools)	7.250		08/01/2031	4,689,964
14,400,000	CA Statewide CDA (Fairfield Apartments)[6,8]	7.250		01/01/2035	6,465,312
555,300,000	CA Statewide Financing Authority Tobacco Settlement	7.001	[4]	06/01/2055	11,006,046
260,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[4]	06/01/2055	4,212,000
301,950,000	CA Statewide Financing Authority Tobacco Settlement	8.000	[4]	06/01/2046	14,810,648
4,500,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2037	4,084,110
1,405,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	1,267,703
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000		05/01/2043	90,228
3,290,000	CA Valley Health System COP[2,6]	6.875		05/15/2023	2,414,202
80,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[4]	06/01/2047	3,623,200
10,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.587	[4]	06/01/2036	1,108,800
432,795,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.626	[4]	06/01/2057	7,253,644
1,000,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[4]	06/01/2057	13,580,000
1,375,000	Lathrop, CA Special Tax Community Facilities District No. 03-2	7.000		09/01/2033	1,429,615
98,250,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	3.343	[5]	11/15/2033	72,459,375
13,000,000	Long Beach, CA Harbor[1]	5.200		05/15/2027	12,739,545
5,700,000	Los Angeles, CA Regional Airports Improvement Corp. (Air Canada)	8.750		10/01/2014	5,101,614
20,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.000		12/01/2012	18,633
5,350,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.125		12/01/2024	4,394,811
F5 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$17,810,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.500%		12/01/2024	$14,797,439
74,145,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[2]	7.500		12/01/2024	61,603,373
2,825,000	Los Angeles, CA Regional Airports Improvement Corp. (Continental Airlines)[2]	5.650		08/01/2017	2,238,474
1,135,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta Airlines)	6.350		11/01/2025	863,690
13,200,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)	9.250		08/01/2024	13,199,868
400,000	Los Angeles, CA Regional Airports Improvement Corp. (United Airlines)[6]	6.875		11/15/2012	257,292
2,580,000	Los Angeles, CA Regional Airports Improvement Corp. (United Airlines)[6,8,9]	8.800		11/15/2021	1,319,876
155,000,000	Northern CA Gas Authority[1]	2.590	[5]	07/01/2027	110,825,000
115,975,000	Northern CA Tobacco Securitization Authority (TASC)	6.375	[4]	06/01/2045	5,739,603
5,925,000	Palm Desert, CA Improvement Bond Act 1915	5.100		09/02/2037	4,944,235
2,200,000	San Diego County, CA COP[2]	5.700		02/01/2028	1,991,044
101,450,000	Southern CA Public Power Authority Natural Gas[1]	3.395	[5]	11/01/2038	75,580,250
45,440,000	Southern CA Tobacco Securitization Authority	5.125		06/01/2046	33,605,606
195,570,000	Southern CA Tobacco Securitization Authority	6.383	[4]	06/01/2046	9,592,709
41,325,000	Southern CA Tobacco Securitization Authority	6.400	[4]	06/01/2046	1,884,833
143,080,000	Southern CA Tobacco Securitization Authority	7.100	[4]	06/01/2046	6,025,099
5,125,000	Southern CA Tobacco Securitization Authority (TASC)[2]	5.000		06/01/2037	3,806,440
5,425,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.450		09/01/2026	3,770,104
4,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.500		09/01/2036	2,576,800
2,680,000	Val Verde, CA Unified School District Special Tax	5.450		09/01/2036	2,445,420

					1,043,382,419
Colorado—4.7%
1,000,000	CO Andonea Metropolitan District No. 2	6.125		12/01/2025	852,660
2,380,000	CO Andonea Metropolitan District No. 3	6.250		12/01/2035	1,964,000
5,000,000	CO Arista Metropolitan District	6.750		12/01/2035	4,463,200
14,000,000	CO Arista Metropolitan District	9.250		12/01/2037	14,779,660
2,620,000	CO Beacon Point Metropolitan District	6.125		12/01/2025	2,279,112
3,500,000	CO Beacon Point Metropolitan District	6.250		12/01/2035	2,957,010
1,000,000	CO Castle Oaks Metropolitan District	6.000		12/01/2025	877,190
1,500,000	CO Castle Oaks Metropolitan District	6.125		12/01/2035	1,232,625
5,840,000	CO Central Marksheffel Metropolitan District	7.250		12/01/2029	5,767,467
1,000,000	CO Confluence Metropolitan District	5.400		12/01/2027	865,490
F6 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Colorado Continued
$1,000,000	CO Copperleaf Metropolitan District No. 2	5.850%	12/01/2026	$821,870
1,850,000	CO Copperleaf Metropolitan District No. 2	5.950	12/01/2036	1,460,316
1,025,000	CO Country Club Highlands Metropolitan District	7.250	12/01/2037	972,038
1,700,000	CO Crystal Crossing Metropolitan District	6.000	12/01/2036	1,369,401
1,500,000	CO Educational & Cultural Facilities Authority (Banning Lewis Ranch Academy)	6.125	12/15/2035	1,363,650
660,000	CO Educational & Cultural Facilities Authority (Carbon Valley Academy Charter School)	5.625	12/01/2036	552,968
2,475,000	CO Educational & Cultural Facilities Authority (Inn at Auraria)	5.375	07/01/2015	2,142,484
24,295,000	CO Educational & Cultural Facilities Authority (Inn at Auraria)	6.000	07/01/2042	17,871,402
1,335,000	CO Elbert and Highway 86 Metropolitan District	5.750	12/01/2036	1,049,777
5,000,000	CO Elbert and Highway 86 Metropolitan District	7.500	12/01/2032	5,008,150
2,475,000	CO Elkhorn Ranch Metropolitan District	6.375	12/01/2035	2,188,073
700,000	CO Fallbrook Metropolitan District	5.625	12/01/2026	588,973
2,000,000	CO Health Facilities Authority (Christian Living Communities)	5.750	01/01/2037	1,722,740
1,225,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)	5.300	07/01/2037	995,754
2,960,000	CO Heritage Todd Creek Metropolitan District	5.500	12/01/2037	2,229,620
5,325,000	CO High Plains Metropolitan District	6.125	12/01/2025	4,540,415
10,875,000	CO High Plains Metropolitan District	6.250	12/01/2035	8,974,159
1,060,000	CO Horse Creek Metropolitan District	5.750	12/01/2036	859,512
310,000	CO Hsg. & Finance Authority[2]	6.400	11/01/2024	320,146
605,000	CO Hsg. & Finance Authority[2]	6.450	04/01/2030	637,525
605,000	CO Hsg. & Finance Authority[2]	7.000	02/01/2030	640,998
165,000	CO Hsg. & Finance Authority[2]	7.050	04/01/2031	174,829
670,000	CO Hsg. & Finance Authority[2]	7.050	04/01/2031	709,255
560,000	CO Hsg. & Finance Authority[2]	7.250	10/01/2031	569,705
360,000	CO Hsg. & Finance Authority[2]	8.400	10/01/2021	382,565
5,000	CO Hsg. & Finance Authority (Single Family)[2]	6.500	11/01/2029	5,161
25,000	CO Hsg. & Finance Authority (Single Family)[2]	6.800	04/01/2030	25,874
1,905,000	CO Hsg. & Finance Authority (Single Family)[2]	6.800	02/01/2031	2,024,786
40,000	CO Hsg. & Finance Authority (Single Family)[2]	7.000	05/01/2026	40,792
39,000	CO Hsg. & Finance Authority (Single Family)[2]	7.250	05/01/2027	39,648
75,000	CO Hsg. & Finance Authority (Single Family)[2]	7.375	06/01/2026	77,791
355,000	CO Hsg. & Finance Authority, Series C-2[2]	6.600	08/01/2032	375,466
215,000	CO Hsg. & Finance Authority, Series C-2[2]	6.875	11/01/2028	218,623
500,000	CO Huntington Trails Metropolitan District	6.250	12/01/2036	417,095
7,050,000	CO International Center Metropolitan District No. 3	6.500	12/01/2035	5,792,280
F7 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Colorado Continued
$1,145,000	CO Liberty Ranch Metropolitan District	6.250%		12/01/2036	$936,163
1,875,000	CO Madre Metropolitan District No. 2	5.500		12/01/2036	1,385,981
2,800,000	CO Mountain Shadows Metropolitan District	5.625		12/01/2037	2,118,312
1,770,000	CO Multifamily Hsg. Revenue Bond Pass-Thru Certificates (MS Loveland/American International Obligated Group)	6.000	[5]	11/01/2033	1,703,448
3,000,000	CO Murphy Creek Metropolitan District No. 3	6.000		12/01/2026	2,478,810
10,060,000	CO Murphy Creek Metropolitan District No. 3	6.125		12/01/2035	8,074,961
2,275,000	CO Neu Towne Metropolitan District	7.250		12/01/2034	1,381,266
1,000,000	CO North Range Metropolitan District No. 2	5.500		12/15/2037	819,860
4,500,000	CO Northwest Metropolitan District No. 3	6.125		12/01/2025	3,906,630
7,855,000	CO Northwest Metropolitan District No. 3	6.250		12/01/2035	6,566,230
15,230,000	CO Park Valley Water & Sanitation Metropolitan District	6.000	[4]	12/15/2017	8,910,464
320,000	CO Potomac Farms Metropolitan District	0.000	[7]	12/01/2023	263,939
1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,456,456
850,000	CO Prairie Center Metropolitan District No. 3	5.250		12/15/2021	764,040
1,250,000	CO Prairie Center Metropolitan District No. 3	5.400		12/15/2031	1,059,988
1,000,000	CO Prairie Center Metropolitan District No. 3	5.400		12/15/2031	847,990
2,275,000	CO Regency Metropolitan District	5.750		12/01/2036	1,767,402
1,750,000	CO Serenity Ridge Metropolitan District No. 2	7.500		12/01/2034	1,311,783
1,320,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	1,025,482
10,230,000	CO Sorrell Ranch Metropolitan District	5.750		12/01/2036	7,722,422
1,735,000	CO Sorrell Ranch Metropolitan District	6.750		12/15/2036	1,346,967
1,330,000	CO Stoneridge Metropolitan District	5.625		12/01/2036	1,113,609
2,065,000	CO Tallgrass Metropolitan District	5.250		12/01/2037	1,639,589
500,000	CO Tallyns Reach Metropolitan District No. 3	5.200		12/01/2036	416,000
8,000,000	CO Talon Pointe Metropolitan District	8.000		12/01/2039	7,912,480
655,000	CO Todd Creek Farms Metropolitan District No. 1	6.125		12/01/2019	614,239
695,000	CO Traditions Metropolitan District No. 2	5.750		12/01/2036	534,114
4,390,000	CO Traditions Metropolitan District No. 2 CAB	0.000	[7]	12/15/2037	2,554,146
3,780,000	CO Waterview I Metropolitan District	8.000		12/15/2032	3,606,763
1,000,000	CO Wheatlands Metropolitan District	6.000		12/01/2025	840,790
5,000,000	CO Wheatlands Metropolitan District	6.125		12/01/2035	4,055,850
1,550,000	CO Wildgrass Metropolitan District	6.200		12/01/2034	1,387,157
3,875,000	CO Woodmen Heights Metropolitan District No. 1	6.750		12/01/2020	3,500,753
21,195,000	CO Woodmen Heights Metropolitan District No. 1	7.000		12/01/2030	18,812,046
1,000,000	CO Wyndham Hill Metropolitan District	6.250		12/01/2025	901,630
2,450,000	CO Wyndham Hill Metropolitan District	6.375		12/01/2035	2,082,770
18,510,000	Colorado Springs, CO Urban Renewal (University Village Colorado)	7.000		12/01/2029	17,445,675
F8 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Colorado Continued
$49,025,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[2]	5.250%		10/01/2032	$30,218,520
35,200,000	Denver, CO City & County Airport Special Facilities (United Air Lines)[2]	5.750		10/01/2032	23,385,824
375,000	Eagle County, CO Airport Terminal Corp.	5.250		05/01/2020	328,965
16,995,237	El Paso County, CO (Single Family Mtg.)[1]	5.550		12/01/2039	17,005,115
560,000	Fairplay, CO Sanitation District	5.250		12/15/2031	514,114
3,725,000	Highline Business Improvement District (Littleton, CO)[6,10]	5.250		12/15/2019	1,862,500
4,000,000	Kit Carson County, CO Health Service District	6.750		01/01/2034	3,686,640

					303,470,138
Connecticut—0.3%
145,000	CT Devel. Authority (Bridgeport Hydraulic Company)	6.150		04/01/2035	147,229
125,000	CT Devel. Authority (Bridgeport Hydraulic Company)	6.150		04/01/2035	127,096
1,500,000	CT Devel. Authority Airport Facility (Learjet)[2]	7.950		04/01/2026	1,593,495
105,000	CT H&EFA (Bridgeport Hospital/Bridgeport Hospital Foundation Obligated Group)[2]	6.500		07/01/2012	105,341
20,000	CT H&EFA (St. Mary’s Hospital Corp.)	5.500		07/01/2012	19,644
80,000	CT HFA[2]	6.300		11/15/2017	82,918
2,975,000	Georgetown, CT Special Taxing District	5.125		10/01/2036	2,247,166
3,750,000	Mashantucket, CT Western Pequot Tribe, Series B2	5.500		09/01/2036	3,160,913
1,750,000	Mashantucket, CT Western Pequot Tribe, Series B2	5.750		09/01/2027	1,555,943
6,000,000	Mashantucket, CT Western Pequot Tribe, Series B2,11	6.500		09/01/2031	5,754,360
1,760,000	West Haven, CT Hsg. Authority (Meadow Landing Apartments)	6.000		01/01/2028	1,707,922
635,000	West Haven, CT Hsg. Authority (Meadow Landing Apartments)	6.000		01/01/2033	602,672

					17,104,699
Delaware—0.1%
1,810,000	DE EDA (General Motors Corp.)	5.600		04/01/2009	1,753,600
15,000	DE Hsg. Authority (Single Family Mtg.)[2]	6.000		07/01/2018	15,400
55,000	DE Hsg. Authority (Single Family Mtg.)[2]	6.000		07/01/2032	56,739
6,939,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450		07/01/2036	5,696,156

					7,521,895
District of Columbia—1.7%
220,000	District of Columbia HFA (Benning Road Apartments)[2]	6.300		01/01/2012	207,088
10,380,000	District of Columbia HFA (Shipley Park Apartments)[1]	4.800		06/01/2038	9,331,153
115,000	District of Columbia Tobacco Settlement Financing Corp.[2]	6.250		05/15/2024	114,189
32,680,000	District of Columbia Tobacco Settlement Financing Corp.	6.750		05/15/2040	32,463,985
515,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.367	[4]	06/15/2046	24,998,100
F9 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

District of Columbia Continued
$1,375,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.897%[4]		06/15/2055	$25,986,595
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	7.250	[4]	06/15/2055	16,647,900
20,000	Metropolitan Washington, D.C. Airport Authority[2]	5.000		10/01/2033	18,239

					109,767,249
Florida—19.7%
1,175,000	Aberdeen, FL Community Devel. District	5.250		11/01/2015	1,034,153
455,000	Aberdeen, FL Community Devel. District	5.500		11/01/2011	432,314
24,015,000	Aberdeen, FL Community Devel. District[2]	5.500		05/01/2036	18,314,079
8,000,000	Alachua County, FL Industrial Devel. Revenue (North Florida Retirement Village)	5.875		11/15/2042	6,889,680
1,885,000	Amelia Walk, FL Community Devel. District Special Assessment	5.500		05/01/2037	1,474,485
5,350,000	Amelia, FL Concourse Community Devel. District	5.750		05/01/2038	4,170,593
13,005,000	Arborwood, FL Community Devel. District (Centex Homes)	5.250		05/01/2016	11,478,213
14,285,000	Arlington Ridge, FL Community Devel. District	5.500		05/01/2036	11,066,732
9,250,000	Ave Maria Stewardship, FL Community Devel. District	5.125		05/01/2038	6,841,485
2,220,000	Avelar Creek, FL Community Devel. District	5.375		05/01/2036	1,717,592
1,045,000	Avignon Villages, FL Community Devel. District[6]	5.300		05/01/2014	667,138
755,000	Avignon Villages, FL Community Devel. District[6]	5.400		05/01/2037	481,456
1,000,000	Bahia Lakes, FL Community Devel. District	5.450		05/01/2037	769,470
2,620,000	Bainebridge, FL Community Devel. District	5.500		05/01/2038	1,965,865
11,000,000	Baker, FL Correctional Devel. Corp. (Detention Center)	7.500		02/01/2030	10,414,030
2,740,000	Bartram Park, FL Community Devel. District	5.300		05/01/2035	2,090,154
5,250,000	Bay Laurel Center, FL Community Devel. District Special Assessment	5.450		05/01/2037	4,121,985
225,000	Bayshore, FL Hsg. Corp.	8.000		12/01/2016	149,922
4,505,000	Baywinds, FL Community Devel. District	4.900		05/01/2012	4,169,918
11,215,000	Baywinds, FL Community Devel. District	5.250		05/01/2037	8,332,409
4,640,000	Beacon Lakes, FL Community Devel. District Special Assessment	6.000		05/01/2038	3,878,947
3,380,000	Beacon Lakes, FL Community Devel. District Special Assessment	6.200		05/01/2038	2,826,626
1,955,000	Beacon, FL Tradeport Community Devel. District	7.250		05/01/2033	1,968,529
10,640,000	Bella Verde, FL Golf Community Devel District	7.250		12/18/2008	10,626,806
7,625,000	Bonnet Creek, FL Resort Community Devel. District Special Assessment	7.500		05/01/2034	7,761,793
4,000,000	Boynton Village, FL Community Devel. District Special Assessment	6.000		05/01/2038	3,235,040
F10 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$75,000	Broward County, FL Educational Facilities Authority (Pompano Oaks Apartments)	6.000%	12/01/2027	$75,125
25,000	Broward County, FL HFA (Cross Keys Apartments)	5.750	10/01/2028	23,603
12,475,000	Broward County, FL HFA (Pembroke Village Apartments)	7.000	06/01/2046	12,081,164
1,300,000	Broward County, FL HFA (Single Family)	5.000	10/01/2039	1,315,132
15,000	Broward County, FL HFA (Stirling Apartments)	5.600	10/01/2018	14,985
125,000	Broward County, FL HFA (Stirling Apartments)	5.750	04/01/2038	119,681
6,050,000	Buckeye Park, FL Community Devel. District	7.875	05/01/2038	5,956,709
815,000	Cascades, FL Groveland Community Devel. District	5.300	05/01/2036	546,360
1,050,000	Century Gardens, FL Community Devel. District	5.100	05/01/2037	805,781
26,260,000	CFM, FL Community Devel. District, Series A	6.250	05/01/2035	21,155,581
2,500,000	Chapel Creek, FL Community Devel. District Special Assessment	5.200	05/01/2011	2,359,475
3,665,000	Chapel Creek, FL Community Devel. District Special Assessment	5.250	05/01/2015	3,217,137
12,595,000	Chapel Creek, FL Community Devel. District Special Assessment	5.500	05/01/2038	9,176,465
4,200,000	City Center, FL Community Devel. District	6.000	05/01/2038	3,596,124
7,535,000	City Center, FL Community Devel. District	6.125	05/01/2036	6,652,652
31,410,000	Clearwater Cay, FL Community Devel. District	5.500	05/01/2037	19,692,185
2,710,000	Coconut Cay, FL Community Devel. District Special Assessment	5.375	05/01/2036	2,206,184
55,000	Collier County, FL IDA (Allete)[2]	6.500	10/01/2025	54,992
16,110,000	Concord Stations, FL Community Devel. District	5.300	05/01/2035	12,254,233
4,080,000	Connerton West, FL Community Devel. District	5.125	05/01/2016	3,588,850
4,370,000	Connerton West, FL Community Devel. District	5.400	05/01/2038	3,356,116
4,940,000	Copperstone, FL Community Devel. District	5.200	05/01/2038	3,533,483
7,400,000	Cordoba Ranch, FL Community Devel. District Special Assessment	5.550	05/01/2037	5,825,280
1,345,000	Coronado, FL Community Devel. District	6.000	05/01/2038	1,121,743
3,250,000	Creekside, FL Community Devel. District	5.200	05/01/2038	2,377,960
1,110,000	Crestview II, FL Community Devel. District Special Assessment	5.600	05/01/2037	880,397
2,625,000	Crosscreek, FL Community Devel. District	5.500	05/01/2017	1,895,303
1,280,000	Crosscreek, FL Community Devel. District	5.600	05/01/2039	836,416
9,570,000	Cypress Creek of Hillsborough County, FL Community Devel. District	5.350	05/01/2037	7,305,451
70,000	Dade City, FL (First Mtg.-Retirement Care)	8.000	01/01/2025	69,986
45,000	Dade County, FL HFA (Golden Lakes Apartments)	6.050	11/01/2039	41,350
90,000	Dade County, FL HFA (Siesta Pointe Apartments)[2]	5.650	09/01/2017	90,031
9,625	Dade County, FL HFA (Single Family Mtg.)[2]	6.100	04/01/2027	10,033
F11 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$1,900,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)	8.000%	06/01/2022	$1,845,698
115,000	Dade County, FL Res Rec[2]	5.500	10/01/2013	115,488
7,815,000	Deer Run, FL Community Devel. District Special Assessment	7.625	05/01/2039	7,690,742
3,085,000	Durbin Crossing, FL Community Devel. District Special Assessment	5.250	11/01/2015	2,724,703
2,405,000	East Homestead, FL Community Devel. District	5.375	05/01/2036	1,945,308
900,000	East Homestead, FL Community Devel. District	5.450	11/01/2036	736,236
2,225,000	East Park, FL Community Devel. District Special Assessment	7.500	05/01/2039	2,169,931
1,110,000	Easton Park, FL Community Devel. District	5.200	05/01/2037	841,347
5,000	Edgewater, FL Water & Sewer[2]	7.000	10/01/2021	5,017
1,500,000	Enclave at Black Point Marina, FL Community Devel. District	5.200	05/01/2014	1,331,730
1,250,000	Enclave at Black Point Marina, FL Community Devel. District	5.400	05/01/2037	898,538
75,000	Escambia County, FL HFA (Single Family Mtg.)[2]	5.500	10/01/2031	70,421
21,495,000	Fiddler’s Creek, FL Community Devel. District No. 2	6.000	05/01/2038	18,151,668
175,000	FL Capital Projects Finance Authority (Peerless Group)	7.500	08/01/2019	163,443
1,250,000	FL Capital Projects Finance Authority Solid Waste (Waste Corp. of America)	9.000	09/01/2020	1,251,488
26,200,000	FL Capital Trust Agency (AHF Florida LLC)	8.125	10/01/2038	24,014,920
3,085,000	FL Capital Trust Agency (American Opportunity)[2]	5.750	06/01/2023	2,657,018
2,000,000	FL Capital Trust Agency (American Opportunity)[2]	5.875	06/01/2038	1,613,600
960,000	FL Capital Trust Agency (American Opportunity)[2]	7.250	06/01/2038	761,866
695,000	FL Capital Trust Agency (American Opportunity)	8.250	12/01/2038	537,610
7,025,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)	7.000	07/15/2032	7,052,960
13,000,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)	8.260	07/15/2038	13,043,160
30,000	FL HFA (Hsg. Partners of Panama City)[2]	5.700	05/01/2037	28,379
60,000	FL HFA (Landings Boot Ranch)[2]	6.100	11/01/2035	60,905
100,000	FL HFA (Mar Lago Village Apartments)[2]	5.900	12/01/2027	100,079
115,000	FL HFA (Reserve at Kanapaha)[2]	5.700	07/01/2037	108,779
20,000	FL HFA (Spinnaker Cove Apartments)[2]	6.500	07/01/2036	20,004
1,345,000	FL HFA (St. Cloud Village Associates)	8.000	02/15/2030	1,162,914
75,000	FL HFA (Stoddert Arms Apartments)[2]	6.250	09/01/2026	75,013
15,000	FL HFA (Turtle Creek Apartments)[2]	6.200	05/01/2036	14,999
15,000	FL HFA (Wentworth Apartments)[2]	5.450	10/01/2037	13,677
50,000	FL HFA (Willow Lake Apartments)[2]	5.250	01/01/2021	48,928
100,000	FL HFA (Willow Lake Apartments)[2]	5.350	07/01/2027	94,538
55,000	FL HFC (Ashton Point Apartments)[2]	5.625	07/01/2029	53,257
F12 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Florida Continued
$100,000	FL HFC (Ashton Point Apartments)[2]	5.750%		07/01/2036	$96,105
85,000	FL HFC (Brittany of Rosemont)[2]	6.250		07/01/2035	85,001
20,000	FL HFC (East Lake Apartments)[2]	5.050		10/01/2026	18,286
45,000	FL HFC (Grande Pointe Apartments)[2]	6.000		07/01/2038	44,627
70,000	FL HFC (Hampton Court Apartments)[2]	5.600		03/01/2032	65,899
23,190,000	FL HFC (Homeowner Mtg.)[1]	5.150		07/01/2037	20,279,954
9,680,000	FL HFC (Homeowner Mtg.)[1]	5.150		07/01/2038	8,439,702
75,000	FL HFC (Homeowner Mtg.)[2]	5.150		07/01/2021	75,725
135,000	FL HFC (Homeowner Mtg.)	5.573	[4]	01/01/2029	43,925
15,000	FL HFC (Homeowner Mtg.)[2]	6.250		07/01/2022	15,677
145,000	FL HFC (Logan Heights Apartments)	6.000		10/01/2039	152,575
25,000	FL HFC (Marina Bay Apartments)[2]	5.625		08/01/2027	24,557
25,000	FL HFC (Mystic Pointe II)[2]	6.100		12/01/2035	25,057
45,000	FL HFC (Mystic Woods II Apartments)[2]	6.300		07/01/2036	45,002
25,000	FL HFC (Raceway Pointe Apartments)[2]	5.950		09/01/2032	24,715
10,000	FL HFC (River Trace Senior Apartments)	5.800		01/01/2041	9,619
25,000	FL HFC (Sable Chase Associates)[2]	5.875		11/01/2036	24,442
10,000	FL HFC (Sanctuary Winterlakes)[2]	5.850		09/01/2026	10,002
20,000	FL HFC (Sheridan Place of Bredenton)[2]	5.500		10/01/2036	18,545
50,000	FL HFC (Spring Harbor Apartments)[2]	5.500		08/01/2019	50,258
95,000	FL HFC (Spring Harbor Apartments)	5.900		08/01/2039	91,475
55,000	FL HFC (Stonebridge Landings Apartments)[2]	5.200		08/01/2031	49,613
10,000	FL HFC (Sundance Pointe Associates)[2]	5.850		02/01/2037	9,730
10,000	FL HFC (Villas De Mallorca)[2]	5.750		07/01/2027	9,909
30,000	FL HFC (Walker Avenue Club)[2]	5.750		12/01/2030	29,333
5,115,000	FL HFC (Westchase Apartments)	6.610		07/01/2038	4,635,418
75,000	FL HFC (Woods Vero Beach)	5.900		10/01/2039	72,709
1,500,000	Flora Ridge, FL Educational Facilities Benefit District	5.300		05/01/2037	1,177,530
5,900,000	Fontainbleau Lakes, FL Community Devel. District	6.000		05/01/2015	5,409,297
4,000,000	Fontainbleau Lakes, FL Community Devel. District	6.000		05/01/2038	3,239,000
11,030,000	Forest Creek, FL Community Devel. District	5.450		05/01/2036	8,296,987
18,340,000	Glades, FL Correctional Devel. Corp. (Glades County Detention)	7.375		03/01/2030	17,324,881
10,000,000	Grand Bay at Doral, FL Community Devel. District	6.000		05/01/2017	8,765,600
8,735,000	Grand Bay at Doral, FL Community Devel. District	6.000		05/01/2039	6,725,688
12,370,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500		05/01/2038	9,492,120
7,505,000	Greater Orlando, FL Aviation Authority (JetBlue Airways Corp.)	6.375		11/15/2026	5,398,497
14,965,000	Greater Orlando, FL Aviation Authority (JetBlue Airways Corp.)	6.500		11/15/2036	10,285,295
F13 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$150,000	Gulf Breeze, FL GO	5.900%	12/01/2015	$151,112
5,940,000	Hammocks, FL Community Devel. District Special Assessment	5.500	05/01/2037	4,616,212
8,900,000	Harrison Ranch, FL Community Devel. District	5.300	05/01/2038	6,634,505
1,125,000	Hawks Point, FL Community Devel. District	5.300	05/01/2039	815,164
15,675,000	Heritage Bay, FL Community Devel. District	5.500	05/01/2036	12,101,727
15,250,000	Heritage Harbour North, FL Community Devel. District	6.375	05/01/2038	13,452,788
1,910,000	Heritage Plantation, FL Community Devel. District	5.100	11/01/2013	1,725,742
3,530,000	Heritage Plantation, FL Community Devel. District	5.400	05/01/2037	2,616,083
12,000,000	Hialeah Gardens, FL Health Facilities Authority (Catholic Health Services)[1]	5.250	08/15/2031	11,964,360
945,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A6	5.500	05/01/2036	634,624
4,065,000	Highlands, FL Community Devel. District	5.550	05/01/2036	3,142,652
2,000,000	Hillsborough County, FL IDA (National Gypsum Company)	7.125	04/01/2030	1,898,520
9,250,000	Hillsborough County, FL IDA (Senior Care Group)	6.700	07/01/2021	8,946,600
6,035,000	Hillsborough County, FL IDA (Senior Care Group)	6.750	07/01/2029	5,834,819
11,465,000	Indigo, FL Community Devel. District	5.750	05/01/2036	8,922,063
8,765,000	Island at Doral III, FL Community Devel. District Special Assessment	5.900	05/01/2035	6,477,335
3,000,000	Jacksonville, FL EDC (Met Packaging Solutions)	5.500	10/01/2030	2,736,750
18,000,000	Jacksonville, FL Health Facilities Authority (Ascension Health Credit Group)[1]	5.250	11/15/2032	18,023,220
715,000	Jacksonville, FL Water and Sewage (United Waterworks)[2]	6.350	08/01/2025	715,358
1,405,000	K-Bar Ranch, FL Community Devel. District Special Assessment	5.450	05/01/2036	1,079,195
1,180,000	Keys Cove, FL Community Devel. District	5.875	05/01/2035	1,136,800
3,400,000	Lake Ashton II, FL Community Devel. District	5.375	05/01/2036	2,630,546
925,000	Lake Frances, FL Community Devel. District Special Assessment	5.300	05/01/2037	652,874
2,000,000	Lakeside Landings, FL Devel. District	5.250	05/01/2013	1,818,600
750,000	Lakeside Landings, FL Devel. District	5.500	05/01/2038	553,815
14,500,000	Landmark at Doral, FL Community Devel. District Special Assessment	5.200	05/01/2015	12,074,875
8,000,000	Landmark at Doral, FL Community Devel. District Special Assessment	5.500	05/01/2038	5,329,280
100,000	Largo, FL Sun Coast Health System (Sun Coast Hospital)[2]	6.200	03/01/2013	69,806
70,000	Lee County, FL HFA (Single Family Mtg.)[2]	7.200	03/01/2033	71,356
1,200,000	Legends Bay, FL Community Devel. District	5.500	05/01/2014	1,100,148
1,500,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	1,198,545
F14 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$100,000	Leon County, FL Educational Facilities Authority (Southgate Residence Hall)	6.750%	09/01/2028	$100,370
1,415,000	Liberty County, FL Revenue (Twin Oaks)	8.250	07/01/2028	1,399,180
7,955,000	Madeira, FL Community Devel. District	5.250	11/01/2014	7,003,105
8,045,000	Madeira, FL Community Devel. District	5.450	05/01/2039	5,789,906
1,620,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	1,484,098
5,000,000	Magnolia Creek, FL Community Devel. District	5.600	05/01/2014	4,574,150
5,360,000	Magnolia Creek, FL Community Devel. District	5.900	05/01/2039	4,262,862
2,900,000	Magnolia West, FL Community Devel. District Special Assessment	5.350	05/01/2037	2,167,054
3,000,000	Main Street, FL Community Devel. District	6.800	05/01/2038	2,816,700
14,220,000	Martin County, FL IDA (Indiantown Cogeneration)[2]	7.875	12/15/2025	14,246,734
760,000	Martin County, FL IDA (Indiantown Cogeneration)[2]	8.050	12/15/2025	761,543
4,830,000	Meadow Woods, FL Community Devel. District Special Assessment	6.050	05/01/2035	4,062,127
985,000	Mediterranea, FL Community Devel. District Special Assessment[6]	5.600	05/01/2037	631,316
1,025,000	Miami Beach, FL Health Facilities Authority (Mt. Sinai Medical Center)[2]	6.700	11/15/2019	1,043,112
540,000	Miami Beach, FL Health Facilities Authority (Mt. Sinai Medical Center)[2]	6.800	11/15/2031	540,459
80,000	Miami-Dade County, FL Aviation[2]	5.000	10/01/2023	75,366
26,300,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.250	10/01/2041	25,146,351
7,380,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.500	10/01/2026	7,402,214
2,600,000	Miami-Dade County, FL Aviation (Miami International Airport)[1]	5.500	10/01/2027	2,609,841
30,000	Miami-Dade County, FL Aviation (Miami International Airport)[2]	5.000	10/01/2033	26,588
2,030,000	Mira Lago West, FL Community Devel. District	5.375	05/01/2036	1,616,956
11,760,000	Miromar Lakes, FL Community Devel. District	6.875	05/01/2035	10,732,882
9,895,000	Miromar Lakes, FL Community Devel. District	7.375	05/01/2032	9,607,946
18,375,000	Montecito, FL Community Devel. District	5.100	05/01/2013	16,572,964
5,615,000	Montecito, FL Community Devel. District	5.500	05/01/2037	4,099,680
3,915,000	Monterra, FL Community Devel. District Special Assessment[6]	5.000	11/01/2010	2,851,647
1,875,000	Monterra, FL Community Devel. District Special Assessment[6]	5.125	11/01/2014	1,356,113
5,130,000	Monterra, FL Community Devel. District Special Assessment[6]	5.500	05/01/2036	3,691,343
690,000	Moody River, FL Estates Community Devel. District	5.350	05/01/2036	525,849
F15 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Florida Continued
$16,950,000	Myrtle Creek, FL Improvement District Special Assessment	5.200%		05/01/2037	$12,553,340
11,150,000	Nassau County, FL (Nassau Care Centers)	6.900		01/01/2038	11,154,014
25,000	Nassau County, FL Pollution Control (ITT Rayonier)[2]	6.200		07/01/2015	25,016
1,735,000	Naturewalk, FL Community Devel. District	5.300		05/01/2016	1,521,387
5,500,000	Naturewalk, FL Community Devel. District	5.500		05/01/2038	4,162,840
1,555,000	New Port Tampa Bay, FL Community Devel. District	5.300		11/01/2012	1,012,943
24,700,000	New Port Tampa Bay, FL Community Devel. District	5.875		05/01/2038	15,962,622
3,480,000	New River, FL Community Devel. District	5.000		05/01/2013	3,150,827
365,000	New River, FL Community Devel. District	5.350		05/01/2038	266,479
2,470,000	North Springs, FL Improvement District (Heron Bay North Assessment)	5.200		05/01/2027	1,822,613
15,515,000	North Springs, FL Improvement District (Parkland Golf-Country Club)	5.450		05/01/2026	12,059,034
750,000	Northern Palm Beach, FL Improvement District	5.350		08/01/2041	544,478
1,395,000	Oak Creek, FL Community Devel. District Special Assessment	5.800		05/01/2035	1,227,851
2,750,000	Oakmont Grove, FL Community Devel. District Special Assessment	5.250		05/01/2012	2,512,483
1,595,000	Oakmont Grove, FL Community Devel. District Special Assessment	5.400		05/01/2038	1,111,205
3,585,000	Old Palm, FL Community Devel. District (Palm Beach Gardens)	5.375		05/01/2014	3,303,900
1,535,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)	8.875		07/01/2021	1,638,352
3,200,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)	9.000		07/01/2031	3,386,560
750,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500		07/01/2032	627,435
1,125,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500		07/01/2038	920,014
6,020,000	Orange County, FL HFA (Dunwoodie Apartments)	6.500		07/01/2035	5,758,612
10,000	Orange County, FL HFA (Homeowner)[2]	5.200		09/01/2023	9,606
25,000	Orange County, FL HFA (Homeowner)[2]	5.250		09/01/2026	23,632
170,000	Orange County, FL HFA (Homeowner)	5.420	[4]	03/01/2028	49,132
15,000	Orange County, FL HFA (Homeowner)[2]	5.550		09/01/2033	15,147
5,000	Orange County, FL HFA (Park Avenue Villas)[2]	5.250		09/01/2031	4,540
1,755,000	Orange County, FL HFA (Seminole Pointe)	5.800		06/01/2032	1,646,278
100,000	Osceola County, FL HFA (Kensington Apartments)	5.450		01/01/2040	91,081
3,750,000	Palm Bay, FL Educational Facilities (Patriot Charter School)	7.000		07/01/2036	3,609,938
55,000	Palm Beach County, FL HFA (Golden Lake Hsg. Assoc.)[2]	6.100		08/01/2029	55,003
F16 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Florida Continued
$120,000	Palm Beach County, FL HFA (Pinnacle Palms Apartments)	5.750%		07/01/2041	$114,551
14,190,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700		05/01/2037	11,254,940
2,705,000	Palm Glades, FL Community Devel. District	5.300		05/01/2036	2,076,656
6,065,000	Palm Glades, FL Community Devel. District Special Assessment	7.125		05/01/2039	5,648,759
1,850,000	Palm River, FL Community Devel. District	5.150		05/01/2013	1,697,727
1,000,000	Palm River, FL Community Devel. District	5.375		05/01/2036	759,350
1,500,000	Parker Road, FL Community Devel. District	5.350		05/01/2015	1,334,700
1,500,000	Parker Road, FL Community Devel. District	5.600		05/01/2038	1,143,030
1,500,000	Parkway Center, FL Community Devel. District, Series A	6.300		05/01/2034	1,283,025
2,825,000	Paseo, FL Community Devel. District	5.000		02/01/2011	2,671,885
6,640,000	Pine Ridge Plantation, FL Community Devel. District	5.400		05/01/2037	4,884,716
4,625,000	Pinellas County, FL Health Facility Authority (St. Mark Village)	5.650		05/01/2037	3,728,444
35,000	Pinellas County, FL HFA (Single Family Hsg.)	5.200		03/01/2037	29,520
475,000	Pinellas County, FL HFA (Single Family Hsg.)	5.250		03/01/2038	396,853
155,000	Pinellas County, FL HFA (Single Family Hsg.)	5.503	[4]	03/01/2031	35,844
1,315,000	Poinciana West, FL Community Devel. District Special Assessment	6.000		05/01/2037	1,118,052
2,100,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)	5.350		07/01/2027	1,771,581
6,150,000	Portico, FL Community Devel. District	5.450		05/01/2037	4,744,110
1,500,000	Portofino Cove, FL Community Devel. District Special Assessment	5.500		05/01/2038	1,165,620
2,910,000	Portofino Isles, FL Community Devel. District (Portofino Court)	5.600		05/01/2036	2,286,154
1,000,000	Portofino Landings, FL Community Devel. District Special Assessment	5.200		05/01/2017	868,460
2,000,000	Portofino Landings, FL Community Devel. District Special Assessment	5.400		05/01/2038	1,518,560
915,000	Portofino Springs, FL Community Devel. District Special Assessment	5.500		05/01/2038	711,028
2,510,000	Portofino Vista, FL Community Devel. District	5.000		05/01/2013	2,303,628
4,170,000	Quarry, FL Community Devel. District	5.250		05/01/2036	3,236,420
9,000,000	Quarry, FL Community Devel. District	5.500		05/01/2036	7,078,770
490,000	Renaissance Commons, FL Community Devel. District, Series A	5.600		05/01/2036	399,590
6,400,000	Reunion East, FL Community Devel. District	5.800		05/01/2036	5,234,816
10,000,000	Reunion East, FL Community Devel. District, Series A	7.375		05/01/2033	10,271,300
22,640,000	Reunion West, FL Community Devel. District	6.250		05/01/2036	19,340,899
2,250,000	Ridgewood Trails, FL Community Devel. District	5.650		05/01/2038	1,738,373
F17 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$9,535,000	River Bend, FL Community Devel. District	5.450%	05/01/2035	$7,570,409
6,600,000	River Bend, FL Community Devel. District	7.125	11/01/2015	6,580,530
7,890,000	River Glen, FL Community Devel. District Special Assessment	5.450	05/01/2038	5,895,960
3,495,000	Riverwood Estates, FL Community Devel. District Special Assessment[6]	5.350	05/01/2037	2,162,147
2,575,000	Rolling Hills, FL Community Devel. District	5.125	11/01/2013	2,322,084
1,970,000	Rolling Hills, FL Community Devel. District	5.450	05/01/2037	1,476,811
200,000	Santa Rosa Bay, FL Bridge Authority[2]	6.250	07/01/2028	173,104
23,200,000	Sarasota, FL National Community Devel. District Special Assessment	5.300	05/01/2039	16,810,488
4,475,000	Seminole County, FL IDA (Progressive Health)	7.500	03/01/2035	4,478,759
6,855,000	Shingle Creek, FL Community Devel. District	6.100	05/01/2025	6,185,541
25,085,000	Shingle Creek, FL Community Devel. District	6.125	05/01/2037	21,704,796
1,055,000	Six Mile Creek, FL Community Devel. District	5.500	05/01/2017	892,024
8,625,000	Six Mile Creek, FL Community Devel. District	5.875	05/01/2038	6,420,881
6,900,000	South Bay, FL Community Devel. District	5.125	11/01/2009	4,734,849
12,035,000	South Bay, FL Community Devel. District[6]	5.375	05/01/2013	7,953,089
16,775,000	South Bay, FL Community Devel. District	5.950	05/01/2036	10,849,902
11,585,000	South Fork East, FL Community Devel. District	5.350	05/01/2036	9,099,554
1,825,000	South Fork East, FL Community Devel. District	6.500	05/01/2038	1,657,611
8,190,000	South Fork East, FL Community Devel. District	7.000	11/01/2015	7,956,176
100,000	South Lake County, FL Hospital District (Orlando Regional Healthcare System)[2]	6.000	10/01/2022	101,652
3,100,000	St. Johns County, FL IDA (Glenmoor Health Care)	5.375	01/01/2040	2,418,062
565,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.200	10/01/2027	468,114
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250	10/01/2041	768,680
1,970,000	Stonebrier, FL Community Devel. District	5.500	05/01/2037	1,516,132
3,165,000	Stoneybrook, FL South Community Devel. District	5.800	05/01/2039	2,548,711
1,515,000	Summerville, FL Community Devel. District	5.500	05/01/2036	1,107,495
6,000,000	Sweetwater Creek, FL Community Devel. District	5.500	05/01/2038	4,366,200
9,460,000	Tern Bay, FL Community Devel. District[6]	5.000	05/01/2015	5,711,948
19,075,000	Tern Bay, FL Community Devel. District[6]	5.375	05/01/2037	11,311,857
33,650,000	Tolomato, FL Community Devel. District Special Assessment	6.650	05/01/2040	33,491,172
2,925,000	Town Center, FL at Palm Coast Community Devel. District	6.000	05/01/2036	2,458,346
5,000,000	Treeline, FL Preservation Community Devel. District	6.800	05/01/2039	4,507,000
F18 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$745,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.250%	05/01/2037	$547,977
1,415,000	Two Creeks, FL Community Devel. District	5.250	05/01/2037	1,020,286
2,250,000	University Square, FL Community Devel. District	5.875	05/01/2038	1,956,105
10,750,000	Verandah East, FL Community Devel. District	5.400	05/01/2037	8,322,650
7,920,000	Verano Center, FL Community Devel. District	5.375	05/01/2037	5,785,798
2,500,000	Villa Portofino East, FL Community Devel. District	5.200	05/01/2037	1,794,875
1,760,000	Villa Portofino West, FL Community Devel. District	5.350	05/01/2036	1,348,019
1,265,000	Villa Vizcaya, FL Community Devel. District Special Assessment	5.550	05/01/2039	953,873
2,000,000	Villages of Westport, FL Community Devel. District	5.700	05/01/2035	1,576,220
2,815,000	Villagewalk of Bonita Springs, FL Community Devel. District	5.150	05/01/2038	2,093,234
20,000	Volusia County, FL Educational Facility Authority (Embry-Riddle Aeronautical University)	5.750	10/15/2029	19,650
1,395,000	Waterford Estates, FL Community Devel. District Special Assessment	5.125	05/01/2013	1,222,090
3,350,000	Waterford Estates, FL Community Devel. District Special Assessment	5.500	05/01/2037	2,227,616
3,735,000	Watergrass, FL Community Devel. District Special Assessment	5.125	11/01/2014	3,368,260
2,370,000	Watergrass, FL Community Devel. District Special Assessment	5.375	05/01/2039	1,794,019
3,275,000	Waterlefe, FL Community Devel. District Golf Course	8.125	10/01/2025	3,003,044
7,065,000	Waters Edge, FL Community Devel. District	5.350	05/01/2039	5,040,383
3,025,000	Waters Edge, FL Community Devel. District	5.400	05/01/2039	2,162,300
5,800,000	Waterstone, FL Community Devel. District	5.500	05/01/2018	5,070,824
6,360,000	Wentworth Estates, FL Community Devel. District	5.125	11/01/2012	5,733,476
28,210,000	Wentworth Estates, FL Community Devel. District	5.625	05/01/2037	20,261,833
3,505,000	West Villages, FL Improvement District	5.350	05/01/2015	3,103,397
10,330,000	West Villages, FL Improvement District	5.500	05/01/2037	7,578,811
11,395,000	West Villages, FL Improvement District	5.500	05/01/2038	8,332,480
18,550,000	West Villages, FL Improvement District	5.800	05/01/2036	14,283,500
15,040,000	Westridge, FL Community Devel. District	5.800	05/01/2037	11,657,805
17,510,000	Westside, FL Community Devel District	7.200	05/01/2038	16,616,815
11,370,000	Westside, FL Community Devel. District	5.650	05/01/2037	8,841,539
1,480,000	Winter Garden Village at Fowler Groves, FL Community Devel. District Special Tax	5.650	05/01/2037	1,377,791
2,085,000	World Commerce, FL Community Devel. District Special Assessment	5.500	05/01/2038	1,634,661
1,000,000	World Commerce, FL Community Devel. District Special Assessment	6.500	05/01/2036	910,190
F19 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Florida Continued
$7,420,000	Wyld Palms, FL Community Devel. District	5.400%		05/01/2015	$6,585,547
4,400,000	Wyld Palms, FL Community Devel. District	5.500		05/01/2038	3,281,124
2,270,000	Zephyr Ridge, FL Community Devel. District[6]	5.250		05/01/2013	1,496,452
2,665,000	Zephyr Ridge, FL Community Devel. District[6]	5.625		05/01/2037	1,713,702

					1,286,896,583
Georgia—2.0%
60,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[2]	6.200		03/01/2027	60,156
25,000	Acworth, GA Hsg. Authority (Wingate Falls Apartments)[2]	6.200		03/01/2029	25,035
55,000	Americus-Sumter County, GA Hospital Authority (South Georgia Methodist Home for the Aging)	6.250		05/15/2016	54,493
3,000,000	Atlanta, GA Devel. Authority Student Hsg. (ADA/CAU Partners)	6.250		07/01/2036	2,618,580
160,000	Atlanta, GA Hsg. Authority (Village at Castleberry)	5.400		02/20/2039	146,206
1,500,000	Atlanta, GA Tax Allocation (Eastside)	5.600		01/01/2030	1,333,440
140,000	Atlanta, GA Urban Residential Finance Authority (Spring Branch Apartments)	8.500		04/01/2026	115,129
200,000	Brunswick & Glynn County, GA Devel. Authority (Georgia-Pacific Corp.)[2]	5.550		03/01/2026	160,984
320,000	Charlton County, GA Solid Waste Management Authority (Chesser Island Road Landfill)	7.375		04/01/2018	319,952
40,000	Cherokee County, GA Hospital Authority (RT Jones Memorial Hospital)[2]	7.300		12/01/2013	43,834
50,000	Crisp County, GA Devel. Authority (International Paper Company)[2]	6.200		02/01/2020	49,223
4,000,000	De Kalb County, GA Devel. Authority (General Motors Corp.)[2]	6.000		03/15/2021	2,851,680
1,680,000	Effingham County, GA Devel. Authority (Fort James Corp.)[2]	5.625		07/01/2018	1,488,614
95,000	Effingham County, GA IDA Pollution Control (Georgia-Pacific Corp.)[2]	6.500		06/01/2031	89,871
125,000	Fulton County, GA Airport (Delta Airlines)[6,8,10]	5.300		05/01/2013	1,125
250,000	Fulton County, GA Airport (Delta Airlines)[6,8,10]	5.450		05/01/2023	2,250
25,000	Fulton County, GA Airport (Delta Airlines)[6,8,10]	5.500		05/01/2033	225
80,000	Fulton County, GA Airport (Delta Airlines)[6,8,10]	6.950		11/01/2012	720
19,595,000	Fulton County, GA Devel. Authority (Catholic Health East/Mercy Medical/McCauley Center Obligated Group)[10]	2.603	[5]	11/15/2028	15,749,481
615,000	Fulton County, GA Devel. Authority (Catholic Health East/Mercy Medical/Mccauley Center Obligated Group)[10]	2.632	[5]	11/15/2028	494,306
19,915,000	Fulton County, GA Devel. Authority (Catholic Health East/Mercy Medical/McCauley Center Obligated Group)[1]	2.603	[5]	11/15/2028	16,006,649
F20 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Georgia Continued
$4,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)	5.000%		07/01/2027	$3,278,440
1,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)	5.125		07/01/2042	766,360
20,000	GA Hsg. & Finance Authority (Single Family Mtg.)[2]	5.400		12/01/2031	20,202
10,000,000	GA Main Street Natural Gas[2]	6.250		07/15/2033	9,066,200
30,000,000	Irwin County, GA COP	8.000		08/01/2037	29,171,700
100,000	McDuffie County, GA County Devel. Authority (Temple-Inland)[2]	6.950		12/01/2023	97,733
49,820,000	Milledgeville-Baldwin County, GA Devel. Authority (Georgia College & State University Foundation)[1]	2.520	[5]	10/01/2033	36,493,122
10,000	Peach County, GA Devel. Authority Healthcare Facility	8.500		03/01/2034	10,023
7,000,000	Richmond County, GA Devel. Authority (International Paper Company)[2]	5.000		08/01/2030	5,385,310
1,000,000	Rockdale County, GA Devel. Authority (Visy Paper)	6.125		01/01/2034	960,180
430,000	Savannah, GA EDA (Skidway Health & Living Services)	6.850		01/01/2019	427,287
1,055,000	Savannah, GA EDA (Skidway Health & Living Services)	7.400		01/01/2024	1,094,098
2,985,000	Savannah, GA EDA (Skidway Health & Living Services)	7.400		01/01/2034	3,072,878
70,000	Savannah, GA EDA (Snap Hsg.)	5.350		11/20/2040	63,167

					131,518,653
Hawaii—0.3%
200,000	HI Airports System[2]	6.000		07/01/2019	202,516
10,600,000	HI Dept. of Budget & Finance Special Purpose (Kahala Nui)	8.000		11/15/2033	11,394,894
2,700,000	HI Dept. of Budget & Finance Special Purpose (Kahala Senior Living Community)	7.875		11/15/2023	2,923,722
375,000	HI Dept. of Transportation (Continental Airlines)[2]	5.625		11/15/2027	248,359
7,860,000	HI Dept. of Transportation (Continental Airlines)[2]	7.000		06/01/2020	6,521,206

					21,290,697
Idaho—0.1%
3,000,000	ID Health Facilities Authority (Valley Vista Care Corp.)	7.875		11/15/2022	3,269,550
5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[2]	5.350		01/01/2025	4,718
75,000	ID Hsg. Agency (Single Family Mtg.)[2]	6.200		07/01/2025	77,209
205,000	ID Hsg. Agency (Single Family Mtg.)[2]	6.550		07/01/2025	211,663
25,000	Power County, ID Industrial Devel. Corp. (FMC Corp.)[2]	6.450		08/01/2032	24,655

					3,587,795
Illinois—6.7%
1,700,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625		01/01/2018	1,559,427
37,391,000	Aurora, IL Single Family Mtg.[1]	5.500		12/01/2039	37,357,527
47,500,000	Aurora, IL Single Family Mtg.[1]	6.300		12/01/2045	48,289,925
F21 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Illinois Continued
$402,257	Aurora, IL Single Family Mtg.	5.500%	12/01/2039	$401,899
1,750,000	Belleville, IL Tax Increment (Frank Scott Parkway Redevel.)	5.700	05/01/2036	1,482,128
4,255,000	Bolingbrook, IL Will and Du Page Counties Wastewater Facilities (Crossroads Treatment)	6.600	01/01/2035	3,716,913
30,975,000	Caseyville, IL Tax (Forest Lakes)	7.000	12/30/2022	25,181,436
8,000,000	Centerpoint, IL Intermodal Center Program	8.000	06/15/2023	7,335,760
11,560,000	Chicago, IL (Single Family Mtg.)[1]	5.500	06/01/2038	11,213,316
20,000	Chicago, IL (Single Family Mtg.)[2]	6.350	10/01/2030	20,646
55,000	Chicago, IL Midway Airport[2]	5.750	01/01/2017	55,181
35,000	Chicago, IL Midway Airport, Series B2	5.625	01/01/2029	34,935
40,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)	6.125	02/20/2042	39,744
50,000	Chicago, IL Multifamily Hsg. (Indiana Manor Townhomes)	5.100	03/20/2044	42,446
8,000,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2034	7,183,600
16,845,000	Chicago, IL O’Hare International Airport (Delta Airlines)	6.450	05/01/2018	12,576,477
90,000	Cook County, IL Multifamily Hsg. (Morton Grove Senior Hsg.)[2]	5.650	09/20/2033	86,381
5,300,000	Cortland, IL Special Tax (Sheaffer System)	5.500	03/01/2017	4,968,750
1,500,000	Deerfield, IL Educational Facilities (Chicagoland Jewish High School)	6.000	05/01/2041	1,405,365
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625	03/01/2036	843,060
3,750,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)	5.375	03/01/2016	2,815,838
1,375,000	Godfrey, IL (United Methodist Village)[10]	5.875	11/15/2029	1,019,975
1,725,000	Hampshire, IL Special Service Area No. 16 (Crown Devel.-Prairie Ridge)	5.625	03/01/2022	1,510,203
3,135,000	Hampshire, IL Special Service Area No. 16 (Crown Devel.-Prairie Ridge)	6.000	03/01/2046	2,578,632
1,160,000	Hampshire, IL Special Service Area No. 17 (Crown Devel.-Oakstead)	5.625	03/01/2022	1,015,557
7,450,000	Hampshire, IL Special Service Area No. 17 (Crown Devel.-Oakstead)	6.000	03/01/2045	6,134,777
1,215,000	Hampshire, IL Special Service Area No. 18 (Crown Devel.-Tamms Farm)	6.000	03/01/2044	1,001,719
4,270,000	Hampshire, IL Special Service Area No. 19 (Crown Devel.-Prairie Ridge East)	6.000	03/01/2046	3,512,203
100,000	IL COP (Dept. of Central Management Services)[2]	5.650	07/01/2017	101,241
24,864	IL Devel. Finance Authority (Community Rehabilitation Providers)	8.250	08/01/2012	19,744
23,540,000	IL Devel. Finance Authority Environmental Facilities (Citgo Petroleum Corp.)[2]	8.000	06/01/2032	24,827,873
F22 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Illinois Continued
$115,000	IL Devel. Finance Authority Solid Waste (WSREC)	8.250%	04/01/2023	$116,362
11,600,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)	6.500	12/01/2037	10,540,572
3,195,000	IL Finance Authority (Bethel Terrace Apartments)	5.375	09/01/2035	2,748,659
1,200,000	IL Finance Authority (Central Baptist Village)	5.375	11/15/2039	960,000
4,250,000	IL Finance Authority (Clare Oaks)	6.000	11/15/2039	3,724,913
1,000,000	IL Finance Authority (DeKalb Supportive Living)	6.100	12/01/2041	855,480
2,250,000	IL Finance Authority (Franciscan Communities)	5.500	05/15/2027	1,964,678
2,750,000	IL Finance Authority (Franciscan Communities)	5.500	05/15/2037	2,281,208
2,000,000	IL Finance Authority (Friendship Village Schaumburg)	5.375	02/15/2025	1,648,160
2,000,000	IL Finance Authority (Friendship Village Schaumburg)	5.625	02/15/2037	1,582,460
30,000,000	IL Finance Authority (Illinois River Energy)	8.500	07/01/2019	26,214,000
850,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2026	784,457
1,500,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2039	1,323,795
3,265,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)	5.000	08/15/2024	2,664,599
3,640,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)	5.125	08/15/2028	2,915,458
30,000,000	IL Finance Authority (Monarch Landing)	7.000	12/01/2042	28,922,700
1,250,000	IL Finance Authority (Montgomery Place)	5.500	05/15/2026	1,072,688
2,250,000	IL Finance Authority (Montgomery Place)	5.750	05/15/2038	1,893,578
7,000,000	IL Finance Authority (Sedgebrook)	6.000	11/15/2042	6,146,490
3,500,000	IL Finance Authority (Three Crowns Park Plaza)	5.875	02/15/2038	3,089,835
8,700,000	IL Health Facilities Authority[6,10]	6.900	11/15/2033	6,595,470
100,000	IL Health Facilities Authority (Delnor Community Resource Living)	6.000	11/15/2017	97,050
40,000	IL Health Facilities Authority (Memorial Medical Center/Memorial Health System)[2]	5.250	10/01/2027	40,212
1,920,000	IL Hsg. Devel. Authority (Riverwoods Apartments)	5.550	01/01/2048	1,728,211
7,140,000	Lake County, IL Special Service Area No. 8	7.125	03/01/2037	6,663,762
13,635,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)	7.125	01/01/2036	13,766,441
3,760,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)	5.750	03/01/2022	3,581,362
4,000,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)	6.125	03/01/2040	3,377,840
1,889,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)	5.750	03/01/2022	1,799,254
445,000	Peoria, IL Hsg. (Peoria Oak Woods Apartments)	7.750	10/15/2033	430,836
3,500,000	Plano, IL Special Service Area No. 5	6.000	03/01/2036	3,072,790
3,750,000	Quad Cities, IL Regional EDA (Heritage Woods Moline)	6.000	12/01/2041	3,161,175
F23 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Illinois Continued
$6,260,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)	6.375%		08/01/2040	$5,301,344
47,033	Robbins, IL Res Rec (Robbins Res Rec Partners)	5.873	[4]	10/15/2009	43,110
668	Robbins, IL Res Rec (Robbins Res Rec Partners)	7.250		10/15/2009	665
19,208,162	Robbins, IL Res Rec (Robbins Res Rec Partners)	7.250		10/15/2024	19,351,071
10,000	Rockford, IL Mtg. (Faust Landmark Partnership)[2]	6.200		01/01/2028	10,064
2,500,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625		06/01/2037	2,393,700
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850		12/01/2036	1,314,180
18,050,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000		10/01/2022	17,065,553
3,650,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625		11/01/2026	3,229,338
15,230,000	Southwestern IL Devel. Authority Solid Waste Disposal (Center Ethanol Company)	8.250		12/01/2019	13,139,226
8,450,000	Upper, IL River Valley Devel. Authority (Living Springs McHenry)	6.100		12/01/2041	7,228,806
3,025,000	Vernon Hills, IL Tax Increment (Town Center)	6.250		12/30/2026	2,871,270
3,200,000	Volo Village, IL Special Service Area (Lancaster Falls)	5.750		03/01/2036	2,712,288
5,600,000	Volo Village, IL Special Service Area (Remington Pointe)	6.450		03/01/2034	5,238,408
5,175,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)	5.875		03/01/2036	4,637,939

					438,634,135
Indiana—2.1%
8,080,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)	6.500	[3]	07/01/2033	6,998,977
20,210,000	Bluffton, IN Solid Waste Disposal Facility (Bluffton Subordinate Industrial Bio-Energy)	7.500		09/01/2019	16,695,481
1,475,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[2]	5.500		09/01/2028	1,208,202
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[2]	6.375		08/01/2029	5,375,952
25,000	Fort Wayne, IN Pollution Control (General Motors Corp.)[2]	6.200		10/15/2025	17,168
75,000	Griffith, IN Economic Devel. (May Department Stores Company)	6.750		03/01/2009	74,933
25,000	IN Bond Bank (Southwestern Bartholomew Water Corp.)	6.625		06/01/2012	25,035
1,835,000	IN Health Facility Financing Authority (Methodist Hospitals)[2]	5.500		09/15/2031	1,605,001
550,000	IN Pollution Control (General Motors Corp.)[2]	5.625		04/01/2011	467,665
9,365,000	Indianapolis, IN Multifamily Hsg. (Covered Bridge)	6.000	[3]	04/01/2030	7,535,454
75,000	Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)[2]	5.600		04/01/2029	59,315
215,000	Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)[2]	5.625		12/01/2027	171,852
F24 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Indiana Continued
$560,000	Jasper County, IN Economic Devel. (Georgia-Pacific Corp.)[2]	6.700%		04/01/2029	$506,458
30,000	North Manchester, IN (Estelle Peabody Memorial Home)	6.500		07/01/2015	29,907
17,505,000	North Manchester, IN (Estelle Peabody Memorial Home)	7.250		07/01/2033	17,724,863
60,000	Petersburg, IN Pollution Control (Indianapolis Power & Light Company)	6.375		11/01/2029	59,923
6,820,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)	6.500		07/01/2022	6,481,592
230,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)	5.550		05/15/2019	211,710
265,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)	5.700		05/15/2028	231,875
500,000	St. Joseph County, IN Economic Devel. (Holy Cross Village Notre Dame)	6.000		05/15/2038	436,310
39,000,000	St. Joseph County, IN Hospital Authority[1]	2.663	[5]	08/15/2046	29,250,055
4,875,000	Vigo County, IN Hospital Authority (Union Hospital)	5.800		09/01/2047	4,166,711
6,460,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250		01/01/2024	5,801,661
25,000,000	Wabash County, IN Economic Devel. (North Manchester Ethanol)	9.250		07/01/2020	24,652,000
4,500,000	Wabash County, IN Economic Devel. Solid Waste Facility	14.000		07/01/2020	4,301,505

					134,089,605
Iowa—2.3%
500,000	Cedar Rapids, IA (Cottage Grove Place)	5.875		07/01/2028	424,605
3,615,000	Cedar Rapids, IA (Cottage Grove Place)	6.000		07/01/2014	3,404,571
750,000	Coralville, IA Urban Renewal	5.750		06/01/2028	714,585
750,000	Coralville, IA Urban Renewal	6.000		06/01/2036	718,193
30,000	Des Moines, IA Aviation System[2]	5.125		07/01/2028	28,404
5,475,000	Dickinson County, IA Hsg. (Spirit Lake)	5.875		12/01/2036	4,579,728
20,000	IA Finance Authority (Allen Memorial Hospital Corp.)[2]	5.600		02/15/2020	20,016
480,000	IA Finance Authority (Amity Fellowserve)	5.900		10/01/2016	458,386
845,000	IA Finance Authority (Amity Fellowserve)	6.000		10/01/2028	740,727
940,000	IA Finance Authority (Amity Fellowserve)	6.375		10/01/2026	877,998
2,190,000	IA Finance Authority (Amity Fellowserve)	6.500		10/01/2036	2,021,874
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)	5.900		12/01/2028	1,042,121
900,000	IA Finance Authority Retirement Community (Friendship Haven)	6.125		11/15/2032	836,406
1,000,000	IA Finance Authority Senior Hsg. (Bethany Manor)	5.550		11/01/2041	811,060
1,300,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375		06/01/2025	1,155,804
36,910,000	IA Tobacco Settlement Authority[2]	5.375		06/01/2038	28,684,607
F25 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Iowa Continued
$45,000,000	IA Tobacco Settlement Authority	5.500%		06/01/2042	$35,017,200
190,800,000	IA Tobacco Settlement Authority	6.250	[4]	06/01/2046	8,515,404
360,990,000	IA Tobacco Settlement Authority	7.125	[4]	06/01/2046	12,681,579
59,992,781	IA Tobacco Settlement Authority (TASC)[1]	5.625		06/01/2046	47,321,528

					150,054,796
Kansas—0.4%
85,000	Goddard, KS Industrial Revenue (IFR Systems)	6.250		05/01/2012	85,364
1,025,000	KS Devel. Finance Authority (Oak Ridge Park Associates)	6.500		02/01/2018	1,027,009
1,000,000	KS Devel. Finance Authority (Oak Ridge Park Associates)	6.625		08/01/2029	975,680
55,000	KS Devel. Finance Authority (VS/VSCF/JGCCF Obligated Group)	5.500		11/15/2015	52,562
950,000	Labette County, KS Hospital Revenue	5.750		09/01/2029	880,574
1,280,000	Lenexa, KS Multifamily Hsg. (Meadows Apartments)	7.950		10/15/2035	1,284,480
1,000,000	Manhattan, KS Health Care Facility (Meadowlark Hills Retirement)	5.125		05/15/2042	772,870
45,000	Mission, KS Multifamily (Lamar Place Apartments)[2]	5.180		10/01/2023	42,887
4,500,000	Olathe, KS Tax Increment (Gateway)	5.000		03/01/2026	3,162,915
2,500,000	Olathe, KS Transportation Devel. District (Gateway)	5.000		12/01/2028	1,709,825
9,760,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	5.500		12/01/2038	9,638,439
70,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	5.900		06/01/2028	70,984
1,730,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	6.450		12/01/2033	1,799,598
1,005,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	6.450		12/01/2033	1,058,215
170,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	7.600		12/01/2031	173,402
410,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	7.600		12/01/2031	418,204
1,645,000	Wichita, KS Hsg. (Innes Station Apartments)	6.250		03/01/2028	1,611,278
2,475,000	Wyandotte County/Kansas City, KS Unified Government Industrial Devel. (Crestwood Apartments)	6.950		06/01/2037	2,189,880
1,400,000	Wyandotte County/Kansas City, KS Unified Government Pollution Control (General Motors)[2]	6.000		06/01/2025	942,606

					27,896,772
Kentucky—0.4%
15,000	Elizabethtown, KY Industrial Building (Elizabethtown Medical Rehabilitation)	10.250		12/01/2016	15,292
28,805,000	Kenton County, KY Airport (Delta Air Lines)[6,8,10]	8.000		12/01/2015	259,245
31,750,000	Kenton County, KY Airport (Delta Airlines)[6,8,10]	8.000		12/01/2015	285,750
F26 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Kentucky Continued
$27,170,000	Kenton County, KY Airport (Delta Airlines)[6,8,10]	8.000%		12/01/2015	$244,530
45,560,000	Kenton County, KY Airport (Delta Airlines)[6,8,10]	8.000		12/01/2015	410,040
150,000	Kenton County, KY Airport (Delta Airlines)[6,8,10]	8.000		12/01/2015	1,350
4,415,000	Kenton County, KY Airport Special Facilities (Mesaba Aviation)	6.625		07/01/2019	4,134,780
5,000,000	Kenton County, KY Airport Special Facilities (Mesaba Aviation)	6.700		07/01/2029	4,563,450
2,580,000	Kuttawa, KY (1st Mortgage-GF/Kentucky)	6.750		03/01/2029	2,575,537
10,000	KY EDFA (Norton)	6.125		10/01/2010	10,274
2,900,000	Morgantown, KY Solid Waste Disposal (Imco Recycling)	6.000		05/01/2023	2,642,451
4,600,000	Morgantown, KY Solid Waste Disposal (Imco Recycling)	7.450		05/01/2022	4,599,724
5,740,000	Morgantown, KY Solid Waste Disposal (Imco Recycling)	7.650		05/01/2016	5,740,918

					25,483,341
Louisiana—2.3%
175,000	Caddo Parish, LA Industrial Devel. Board (Pennzoil Products Company)[2]	5.600		12/01/2028	175,137
5,565,000	Calcasieu Parish, LA Industrial Devel. Board Pollution Control (Gulf States Utilities Company)[10]	6.750		10/01/2012	5,566,113
2,600,000	Claiborne Parish, LA Law Enforcement District (Claiborne Correctional Facilities)	6.250		03/01/2019	2,505,646
2,000,000	Colonial Pinnacle, LA Community Devel. District Special Assessment	7.000		05/01/2037	1,945,260
1,400,000	Epps, LA COP	8.000		06/01/2018	1,353,534
2,300,000	Juban Park, LA Community Devel. District Special Assessment	5.150		10/01/2014	2,172,511
3,750,000	LA CDA (Eunice Student Hsg. Foundation)	7.375		09/01/2033	2,732,775
65,000	LA HFA (Single Family Mtg.)[2]	6.300		06/01/2020	65,898
3,550,000	LA HFA (Spanish Arms)	5.350		03/20/2049	3,132,059
1,065,000	LA Local Government EF&CD Authority (Cypress Apartments)	8.000		04/20/2028	1,007,000
480,000	LA Local Government EF&CD Authority (Sharlo Apartments)	8.000		06/20/2028	445,219
5,000,000	LA Local Government EF&CD Authority (Westlake Chemical Corp.)[2]	6.750		11/01/2032	4,879,400
5,350,000	LA Public Facilities Authority (Progressive Healthcare)	6.375		10/01/2028	4,855,607
110,080,000	LA Tobacco Settlement Financing Corp. (TASC)	5.875		05/15/2039	99,213,918
9,630,000	LA Tobacco Settlement Financing Corp. (TASC), Series B2	5.500		05/15/2030	8,850,740
7,500,000	Lakeshore Villages, LA Master Community Devel. District	5.250		07/01/2017	6,711,375
1,055,000	New Orleans, LA Finance Authority (Single Family Mtg.)	6.372	[4]	06/01/2032	229,705
320,000	New Orleans, LA HDC (Southwood Patio)[2]	7.700		02/01/2022	326,486
60,000	New Orleans, LA Sewage Service[2]	5.400		06/01/2017	57,100
F27 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Louisiana Continued
$3,020,000	St. James Parish, LA Solid Waste (IMC Phosphates Company)	7.700%		10/01/2022	$3,031,869
40,000	Tensas Parish, LA Law Enforcement District COP[10]	8.000		10/01/2010	39,720
15,000	West Feliciana Parish, LA Pollution Control (Entergy Gulf States)[2]	6.600		09/01/2028	15,005

					149,312,077
Maine—0.8%
56,390,000	ME Finance Authority Solid Waste Recycling Facilities (Great Northern Paper)[2]	7.750		10/01/2022	34,630,227
90,000	ME Municipal Bond Bank, Series D2	6.300		11/01/2014	90,312
3,705,000	ME State Hsg. Authority Mtg., Series F-2[1]	5.150		11/15/2022	3,604,093
20,000	North Berwick, ME (Hussey Seating Company)	7.000		12/01/2013	20,018
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)[2]	6.625		07/01/2020	4,676,496
6,215,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)[2]	6.875		10/01/2026	5,959,128

					48,980,274
Maryland—0.4%
6,810,000	Brunswick, MD Special Obligation (Brunswick Crossing)	5.500		07/01/2036	5,455,695
8,000,000	MD EDC (Chesapeake Bay)	5.000		12/01/2031	5,969,680
5,135,000	MD EDC Student Hsg. (Bowie State University)[2]	6.000		06/01/2023	4,802,098
400,000	MD EDC Student Hsg. (University of Maryland)[2]	5.625		10/01/2023	350,584
8,500,000	MD EDC Student Hsg. (University of Maryland)[2]	5.750		10/01/2033	7,105,830
750,000	MD H&HEFA (Edenwald)	5.400		01/01/2031	667,433
600,000	MD H&HEFA (Edenwald)	5.400		01/01/2037	522,216
600,000	MD H&HEFA (King Farm Presbyterian Community)	5.300		01/01/2037	475,794
925,000	MD H&HEFA (Washington Christian Academy)	5.500		07/01/2038	745,707
2,250,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)	5.250		01/01/2037	1,732,050

					27,827,087
Massachusetts—1.2%
800,000	MA Devel. Finance Agency (Eastern Nazarene College)[2]	5.625		04/01/2019	768,328
2,630,000	MA Devel. Finance Agency (Eastern Nazarene College)[2]	5.625		04/01/2029	2,255,620
1,800,000	MA Devel. Finance Agency (Linden Ponds)	5.750		11/15/2042	1,532,178
300,000	MA Devel. Finance Agency (Regis College)[2]	5.250		10/01/2018	270,834
1,000,000	MA Devel. Finance Agency (VOA Concord)	5.200		11/01/2041	759,090
9,990,000	MA H&EFA (Catholic Health East/Mercy Medical/Mcauley Center/Mercy Community Health Obligated Group)[1]	2.613	[5]	11/15/2032	7,753,286
155,000	MA H&EFA (Catholic Health East/Mercy Medical/Mccauley Center/Mercy Community Health Obligated Group)[10]	2.642	[5]	11/15/2032	117,800
F28 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Massachusetts Continued
$75,000	MA H&EFA (Holyoke Hospital)[2]	6.500%		07/01/2015	$73,547
52,080,000	MA HFA, Series A1	5.250		07/01/2025	49,827,280
10,500,000	MA HFA, Series A1	5.300		06/01/2049	9,029,843
8,330,000	MA HFA, Series C1	5.400		12/01/2049	7,404,510
145,000	MA Industrial Finance Agency (Arbors at Taunton)	5.500		06/20/2040	144,127

					79,936,443
Michigan—2.1%
3,606,000	Detroit, MI Local Devel. Finance Authority[2]	6.700		05/01/2021	3,452,925
2,210,000	Detroit, MI Local Devel. Finance Authority[2]	6.850		05/01/2021	2,124,672
35,150,000	Detroit, MI Sewer Disposal System[1]	2.477	[5]	07/01/2032	28,115,000
20,510,000	Detroit, MI Sewer Disposal System[10]	2.470	[5]	07/01/2032	16,408,000
770,000	East Lansing, MI Economic Corp. (Burcham Hills)	5.250		07/01/2037	621,051
1,700,000	Kalamazoo, MI EDC (Heritage Community)	5.500		05/15/2036	1,386,707
2,625,000	Kent, MI Hospital Finance Authority	6.250		07/01/2040	2,533,545
65,000	MI Hospital Finance Authority (Detroit Medical Center)[2]	6.500		08/15/2018	65,014
7,500,000	MI Hsg. Devel. Authority, Series A1	5.200		06/01/2039	6,641,925
900,000	MI Public Educational Facilities Authority (American Montessori)	6.500		12/01/2037	833,139
450,000	MI Public Educational Facilities Authority (Black River School)	5.800		09/01/2030	411,593
1,500,000	MI Public Educational Facilities Authority (Old Redford Academy)[2]	6.000		12/01/2035	1,394,625
360,000	MI Strategic Fund Limited Obligation (Clark Retirement Community/Clark Retirement Community Foundation Obligated Group)[2]	5.650		09/01/2029	333,274
5,515,000	MI Strategic Fund Limited Obligation (Ford Motor Company), Series A2	6.550		10/01/2022	4,238,388
4,730,000	MI Strategic Fund Pollution Control (General Motors Corp.)[2]	6.200		09/01/2020	3,467,610
4,600,000	MI Strategic Fund Solid Waste (Genesee Power Station)	7.500		01/01/2021	4,420,922
428,990,000	MI Tobacco Settlement Finance Authority	7.286	[4]	06/01/2052	11,496,932
3,048,780,000	MI Tobacco Settlement Finance Authority	8.877	[4]	06/01/2058	41,036,579
14,500,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)	6.000		12/01/2029	10,017,035

					138,998,936
Minnesota—1.9%
1,375,000	Aitkin, MN Health Care Facilities (Riverwood Healthcare Center)	5.600		02/01/2032	1,211,224
1,500,000	Apple Valley, MN EDA (Evercare Senior Living)	6.000		12/01/2025	1,389,510
6,000,000	Apple Valley, MN EDA (Evercare Senior Living)	6.125		06/01/2035	5,531,760
F29 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$1,750,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)	5.500%	09/01/2033	$1,527,960
1,430,000	Burnsville, MN Commercial Devel. (Holiday Inn)[6,10]	5.900	09/30/2008	1,026,025
2,500,000	Chippewa County, MN Gross Revenue (Montevideo Hospital)	5.500	03/01/2037	2,113,200
1,000,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)	5.400	12/01/2036	836,410
1,000,000	Cottage Grove, MN Senior Hsg.	5.250	12/01/2046	846,820
1,750,000	Cottage Grove, MN Senior Hsg.	6.000	12/01/2046	1,639,610
1,500,000	Crookston, MN Health Care Facilities (Riverview Health Assoc.)	5.300	05/01/2032	1,265,220
100,000	Eagan, MN Ice Arena	5.500	04/01/2019	99,999
200,000	Eden Prairie, MN Multifamily Hsg. (Sterling Ponds)	6.250	12/01/2029	187,792
2,000,000	Elysian, MN Senior Hsg. (Kingsway Ministries)	5.350	05/01/2042	1,601,460
750,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)	5.200	10/01/2027	634,148
1,000,000	Eveleth, MN Multifamily (Manor House Woodland)	5.500	10/01/2025	899,750
2,000,000	Eveleth, MN Multifamily (Manor House Woodland)	5.700	10/01/2036	1,685,040
2,160,000	Green Isle, MN Senior Hsg. (Kingsway Ministries)	5.500	05/01/2042	1,779,106
3,000,000	Hopkins, MN Hsg. and Redevel. Authority (Excelsior Crossings)	5.050	02/01/2030	2,550,660
525,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[2]	5.500	04/01/2023	451,516
3,250,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[2]	5.650	12/01/2022	2,844,660
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[2]	6.850	12/01/2029	6,097,937
14,680,000	Lamberton, MN Solid Waste (Highwater Ethanol)	8.500	12/01/2022	14,220,369
9,545,000	Mankato, MN Industrial Devel. (Environ Biocomposites Holdings)	7.250	12/01/2025	7,475,930
1,300,000	Meeker County, MN (Memorial Hospital)	5.750	11/01/2037	1,212,224
7,884,113	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.000	11/01/2038	6,717,937
47,015,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission (Northwest Airlines)[6,8,10]	7.000	04/01/2025	4,702
16,400,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission (Northwest Airlines)[6,8,10]	7.375	04/01/2025	1,640
35,000	Minneapolis, MN (Walker Methodist Senior Services)	5.875	11/15/2018	33,310
145,000	Minneapolis, MN (Walker Methodist Senior Services)	6.000	11/15/2028	128,042
15,000	Minneapolis, MN (Walker Methodist Senior Services)	6.000	11/15/2028	13,246
100,000	Minneapolis, MN Multifamily Hsg. (Belmont Apartments)	7.625	11/01/2027	100,009
F30 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$730,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.400%	04/01/2028	$627,399
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500	04/01/2042	4,381,150
500,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.500	02/01/2022	463,775
1,000,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.700	02/01/2029	892,360
900,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)	5.900	03/01/2019	852,165
80,000	New Hope, MN Multifamily (Chardon Court)	7.250	06/01/2026	70,854
1,000,000	Northfield, MN Hsg. & Redevel. Authority (Northfield Retirement)	5.375	12/01/2036	860,830
25,000	Northfield, MN Lease (Village School of Northfield)[6,8,10]	6.500	12/01/2014	7,812
330,000	Northfield, MN Lease (Village School of Northfield)[6,8,10]	7.500	12/01/2024	96,971
2,100,000	Northwest MN Multi-County Hsg. and Redevel. Authority	5.450	07/01/2041	1,758,855
5,000,000	Oronoco, MN Multifamily Hsg. (Wedum Shorewood Campus)	5.400	06/01/2041	4,248,050
10,170,000	Otter Tail County, MN GO	7.500	11/01/2019	8,543,309
400,000	Owatonna, MN Senior Hsg. (Owatonna Senior Living)	5.800	10/01/2029	369,084
400,000	Park Rapids, MN Health Facilities (Mankato Lutheran Homes)	5.600	08/01/2036	337,864
1,000,000	Pine City, MN (Lakes International Language Academy)	6.250	05/01/2035	894,840
820,000	Pine City, MN Health Care & Hsg. (North Branch)	6.000	10/20/2036	745,167
1,715,000	Pine City, MN Health Care & Hsg. (North Branch)	6.125	10/20/2047	1,548,765
1,000,000	Prior Lake, MN Senior Hsg. (Shepherds Path Senior Hsg.)	5.750	08/01/2041	905,460
6,200,000	Richfield, MN Senior Hsg. (Richfield Senior Hsg.)	6.625	12/01/2039	5,990,874
675,000	Rochester, MN Multifamily Hsg. (Eastridge Estates)	7.750	12/15/2034	653,245
4,300,000	Sartell, MN Health Care & Hsg. Facilities (The Foundation for Health Care Continuums)	6.625	09/01/2029	4,315,652
830,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.375	08/01/2021	771,942
790,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.625	02/01/2031	696,180
95,000	St. Cloud, MN Hsg. & Redevel. Authority (Germain Towers)[2]	5.900	09/01/2020	87,841
1,000,000	St. Louis Park, MN (Roitenberg Family)	5.700	08/15/2041	872,970
1,290,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)	7.000	09/15/2037	1,239,651
2,000,000	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)	5.630	10/01/2033	1,717,700
3,000,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	2,933,610
F31 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$400,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)	5.750%	09/01/2026	$364,184
650,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)	6.000	09/01/2036	583,317
1,500,000	St. Paul, MN Hsg. & Redevel. Authority (Rossy & Richard Shaller)	5.250	10/01/2042	1,218,705
2,000,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	6.800	03/01/2029	2,039,320
2,000,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	7.000	03/01/2029	2,053,540
1,725,000	St. Paul, MN Port Authority (Great Northern)	6.000	03/01/2030	1,568,957
560,000	St. Paul, MN Port Authority Parking Revenue (4th Parking Ramp)	8.000	12/01/2027	443,139
1,655,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[2]	6.000	02/01/2019	1,677,789
3,600,000	Washington County, MN Hsg. & Redevel. (Birchwood & Woodbury)	5.625	06/01/2037	3,191,652
1,000,000	Worthington, MN Hsg. Authority (Meadows Worthington)	5.375	05/01/2037	831,860

				126,984,054
Mississippi—0.4%
125,000	Claiborne County, MS Pollution Control (System Energy Resources)[2]	6.200	02/01/2026	122,765
50,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[2]	6.125	07/01/2015	50,083
175,000	Jackson, MS Hsg. Authority (Elton Park Apartments)	5.400	04/01/2039	175,534
5,000,000	MS Business Finance Corp. (Intrinergy Wiggins)	8.000	01/01/2023	4,923,650
2,820,000	MS Home Corp. (Madonna Manor Apartments)	5.375	01/20/2049	2,498,971
16,410,000	Stonebridge, MS Public Improvement District Special Assessment	7.500	10/01/2042	15,281,320
345,000	Warren County, MS Environmental Improvement (International Paper Company)[2]	5.550	08/15/2022	310,555
175,000	Warren County, MS Environmental Improvement (International Paper Company)[2]	6.250	09/01/2023	171,561

				23,534,439
Missouri—1.8%
250,000	Belton, MO Tax Increment (Belton Town Center)	5.500	03/01/2020	242,188
400,000	Belton, MO Tax Increment (Belton Town Center)	5.625	03/01/2025	375,764
325,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2010	327,275
580,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2012	576,990
500,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2016	476,825
500,000	Branson Hills, MO Infrastructure Facilities	5.000	04/01/2017	469,930
730,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2022	673,483
F32 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Missouri Continued
$750,000	Branson Hills, MO Infrastructure Facilities	5.500%	04/01/2027	$656,663
5,000,000	Branson, MO Commerce Park Community Improvement District	5.750	06/01/2026	4,555,400
2,485,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	2,264,531
13,000,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	13,315,510
2,005,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	1,818,936
2,470,000	Branson, MO IDA (Branson Landing)	5.500	06/01/2029	2,116,024
24,545,000	Branson, MO IDA (Branson Shoppe Redevel.)	5.950	11/01/2029	22,304,042
5,000,000	Branson, MO Regional Airport (Branson Airport)	6.000	07/01/2025	4,310,950
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	6.125	12/01/2036	404,090
75,000	Cape Girardeau County, MO IDA (Procter & Gamble Company)[2]	5.300	05/15/2028	74,089
1,215,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	1,134,446
1,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	989,549
200,000	Jackson County, MO IDA (Avila College)	6.500	12/02/2025	200,512
1,250,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)	5.000	11/01/2023	1,080,513
1,000,000	Kansas City, MO IDA (Plaza Library)	5.900	03/01/2024	934,830
1,369,000	Kansas City, MO IDA (West Paseo)	6.750	07/01/2036	1,204,268
500,000	Kansas City, MO IDA (Woodbridge Apartments)	6.700	08/01/2015	495,475
3,750,000	Kansas City, MO Tax Increment (Briarcliff West)	5.400	06/01/2024	3,320,100
1,735,000	Lees Summit, MO IDA (Kensington Farms)	5.500	03/01/2021	1,627,708
750,000	Lees Summit, MO IDA (Kensington Farms)	5.750	03/01/2029	677,573
3,065,000	Liberty, MO Tax Increment (Liberty Triangle)	5.875	10/01/2029	2,891,368
3,325,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2026	2,619,169
3,825,000	MO Dardenne Town Square Transportation Devel. District	5.000	05/01/2036	2,764,863
2,815,000	MO Enright Arlington Community Improvement District	5.400	03/01/2026	2,489,107
50,000	MO Environmental Improvement & Energy Resources Authority[2]	5.450	01/01/2018	50,083
70,000	MO Environmental Improvement & Energy Resources Authority (Missouri-American Water Company)[2]	5.900	03/01/2030	70,118
2,000,000	MO Good Shepard Nursing Home District	5.900	08/15/2023	2,022,860
245,000	MO Grindstone Plaza Transportation Devel. District	5.250	10/01/2021	220,868
400,000	MO Grindstone Plaza Transportation Devel. District	5.400	10/01/2026	347,112
115,000	MO Grindstone Plaza Transportation Devel. District	5.550	10/01/2036	95,830
3,915,000	MO HDC (Mansion Apartments Phase II)	6.170	04/01/2032	3,786,588
40,000	MO HDC (Multifamily Hsg.)	5.625	01/01/2040	37,673
10,000	MO HDC (Single Family Mtg.)[2]	5.500	09/01/2033	10,145
F33 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Missouri Continued
$405,000	MO HDC (Single Family Mtg.)[2]	6.350%		09/01/2034	$418,778
55,000	MO HDC (Single Family Mtg.)[2]	6.400		03/01/2029	56,819
10,000	MO HDC (Single Family Mtg.)[2]	7.200		09/01/2026	10,160
789,000	Northwoods, MO Transportation Devel. District	5.850		02/01/2031	593,147
115,000	St. Charles County, MO IDA (Ashwood Apartments)[2]	5.600		04/01/2030	109,989
2,500,000	St. Joseph, MO IDA (Living Community of St. Joseph)	7.000		08/15/2032	2,394,525
2,000,000	St. Joseph, MO IDA (Shoppes at North Village)	5.500		11/01/2027	1,786,940
10,000	St. Louis County, MO IDA (Century Garden Apartments)	5.700		08/20/2039	9,419
14,000,000	St. Louis County, MO IDA (Ventura Village Apartments)	6.450		08/15/2034	12,841,080
2,466,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000		08/21/2026	2,312,344
2,150,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	1,871,876
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)	6.000		08/21/2026	1,556,565
3,045,000	St. Louis, MO Tax Increment (Security Building Redevel.)	6.300		04/01/2027	2,942,049
2,437,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	2,122,627
1,600,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	1,393,600
1,115,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	968,924
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)	5.700		04/01/2022	1,722,290
975,000	Stone Canyon, MO Improvement District (Infrastructure)	5.750		04/01/2027	867,087

					118,011,667
Montana—0.2%
4,360,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)	0.000	[7]	09/01/2031	2,734,548
90,000	MT Board of Hsg. (Single Family Mtg.)[2]	5.550		06/01/2033	91,418
6,800,000	MT Board of Investment Exempt Facilities (Stillwater Mining Company)[2]	8.000		07/01/2020	6,413,012
1,125,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.000		05/15/2025	1,048,883
1,650,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.125		05/15/2036	1,519,617
1,925,000	MT Health Facilities Authority (CoMC)[2]	6.375		06/01/2018	1,925,597

					13,733,075
Multi States—0.1%
8,000,000	Munimae TE Bond Subsidiary	5.900		11/29/2049	7,517,920

Nebraska—1.9%
1,360,000	Beatrice, NE Community Redevel. Authority (Beatrice Biodiesel)	6.625		12/01/2021	1,122,204
138,250,000	Central Plains, NE Gas Energy[1]	2.477	[5]	12/01/2026	99,618,570
F34 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Nebraska Continued
$50,000	Dawson County, NE Sanitation & Improvement District[2]	5.650%		02/01/2022	$46,410
1,200,000	Douglas County, NE Hsg. Authority (Orchard Gardens)	5.150		10/01/2032	1,065,744
1,250,000	Mead Village, NE Tax Increment (Biofuels-Mead)	5.750		01/01/2022	870,138
2,400,000	NE Educational Facilities Authority (Midland Lutheran College)	5.600		09/15/2029	2,095,656
20,000	NE Investment Finance Authority (Single Family Hsg.)[2]	5.850		09/01/2028	20,011
110,000	NE Student Loan (Nebhelp)	6.000		06/01/2028	111,646
65,000	NE Student Loan (Nebhelp)[2]	6.250		06/01/2018	67,113
20,000	NE Student Loan (Nebhelp)[2]	6.450		06/01/2018	20,928
275,000	NE Student Loan (Nebhelp)	6.680	[4]	12/15/2015	163,658
45,745,000	Saunders County, NE Individual Devel. (Mead Biofuels)[6,8]	7.000		12/01/2026	20,466,770

					125,668,848
Nevada—0.9%
1,000,000	Clark County, NV Improvement District	5.000		02/01/2026	797,850
770,000	Clark County, NV Improvement District	5.050		02/01/2031	585,146
41,135,000	Clark County, NV Industrial Devel. (Nevada Power Company)[2]	5.900		10/01/2030	36,430,390
7,255,000	Clark County, NV Industrial Devel. (Nevada Power Company), Series A2	5.900		11/01/2032	6,393,977
25,000	Clark County, NV Pollution Control (Nevada Power Company)[2]	5.450		10/01/2023	21,910
10,000,000	Director of the State of NV Dept. of Business & Industry (Las Ventanas Retirement)	7.000		11/15/2034	6,932,400
130,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.400		08/01/2020	116,958
525,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.500		08/01/2025	449,054
2,000,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.150		08/01/2037	1,740,840
3,390,000	NV Hsg. Division (Single Family Mtg.)	5.300		04/01/2047	2,976,047

					56,444,572
New Hampshire—0.1%
2,090,000	NH Business Finance Authority (Air Cargo at Pease)	6.750		04/01/2024	1,785,299
70,000	NH Business Finance Authority (Connecticut Light & Power)[2]	5.850		12/01/2022	69,792
4,000,000	NH H&EFA (Franklin Pierce College)[2]	6.050		10/01/2034	3,541,600
275,000	NH HE&HFA (New England College)	5.750		03/01/2009	274,962
45,000	NH HFA (Single Family Mtg.)[2]	5.300		07/01/2033	45,920

					5,717,573
F35 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

New Jersey—10.0%
$1,400,000	NJ EDA (Continental Airlines)[2]	5.500%		04/01/2028	$844,662
22,800,000	NJ EDA (Continental Airlines)[2]	6.250		09/15/2019	18,020,208
64,635,000	NJ EDA (Continental Airlines)[2]	6.250		09/15/2029	46,513,285
16,355,000	NJ EDA (Continental Airlines)[2]	6.400		09/15/2023	12,537,252
1,585,000	NJ EDA (Continental Airlines)[2]	6.625		09/15/2012	1,444,062
25,875,000	NJ EDA (Continental Airlines)[2]	7.000		11/15/2030	20,304,630
16,920,000	NJ EDA (Continental Airlines)[2]	7.200		11/15/2030	13,593,020
16,500,000	NJ EDA (Continental Airlines)[2]	9.000		06/01/2033	16,168,185
12,500,000	NJ EDA (Converted Organics of Woodbridge)	8.000		08/01/2027	10,287,250
1,405,000	NJ EDA (Empowerment Zone-Cumberland)[6,8]	7.750		08/01/2021	857,022
9,000,000	NJ EDA (GMT Realty)	6.875		01/01/2037	8,713,890
540,000	NJ Health Care Facilities Financing Authority (Catholic Health East/Mercy Medical/McAuley Center Obligated Group)[10]	2.622	[5]	11/15/2033	421,200
34,565,000	NJ Health Care Facilities Financing Authority (Catholic Health East/Mercy Medical/McCauley Center Obligated Group)[1]	2.593	[5]	11/15/2033	27,500,694
2,545,000	NJ Health Care Facilities Financing Authority (Columbus Hospital)[2]	7.500		07/01/2021	2,321,905
6,130,000	NJ Health Care Facilities Financing Authority (Raritan Bay Medical Center)	7.250		07/01/2027	6,058,095
154,940,000	NJ Tobacco Settlement Financing Corp.[2]	4.750		06/01/2034	111,105,925
96,125,000	NJ Tobacco Settlement Financing Corp.[2]	5.000		06/01/2029	74,157,554
375,020,000	NJ Tobacco Settlement Financing Corp.	5.000		06/01/2041	269,114,352
198,050,000	NJ Tobacco Settlement Financing Corp.[9]	7.389	[4]	06/01/2041	14,699,271

					654,662,462

New Mexico—0.2%
581,000	Dona Ana County, NM Multifamily (Montana Meadows Apartments)	8.500		12/01/2015	593,590
5,475,000	Eldorado, NM Area Water and Sanitation District	6.000		02/01/2025	5,016,688
50,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[2]	6.600		10/01/2029	50,058
1,100,000	Mariposa East, NM Public Improvement District	5.500		09/01/2016	1,055,263
500,000	Mariposa East, NM Public Improvement District	5.750		09/01/2021	458,395
500,000	Mariposa East, NM Public Improvement District	6.000		09/01/2032	431,545
900,000	Montecito Estates, NM Public Improvement District	7.000		10/01/2037	829,026
20,000	NM Educational Assistance Foundation[2]	6.650		11/01/2025	20,578
5,000	NM Mtg. Finance Authority, Series C2	6.500		07/01/2025	5,181
220,000	NM Regional Hsg. Authority (Wildewood Apartments)	8.750		12/01/2020	229,383
4,805,000	Saltillo, NM Improvement District	7.625		10/01/2037	4,768,098
F36 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

New Mexico Continued
$1,000,000	Ventana West, NM Public Improvement District Special Levy	6.875%		08/01/2033	$991,750

					14,449,555

New York—1.4%
3,000,000	Albany, NY IDA (New Covenant Charter School)	7.000		05/01/2035	2,279,760
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	6.656	[4]	06/01/2055	331,698
412,100,000	NY Counties Tobacco Trust V	7.151	[4]	06/01/2060	5,052,346
500,000,000	NY Counties Tobacco Trust V	7.836	[4]	06/01/2060	6,130,000
2,815,000	NYC IDA (American Airlines)[2]	5.400		07/01/2020	1,271,564
11,055,000	NYC IDA (American Airlines)[2]	6.900		08/01/2024	4,992,549
4,500,000	NYC IDA (American Airlines)[2]	7.500		08/01/2016	4,058,100
28,500,000	NYC IDA (American Airlines)[2]	7.625		08/01/2025	24,386,310
52,000,000	NYC IDA (American Airlines)[2]	7.750		08/01/2031	44,253,560
500,000	NYC IDA (JFK International Airport)[2]	8.000		08/01/2012	487,325

					93,243,212

North Carolina—1.1%
46,700,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)	5.600		07/01/2027	31,398,278
14,235,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)	7.750		02/01/2028	12,282,527
1,025,000	Elizabeth City, NC Multifamily Hsg. (Walker Landing)	5.125		03/20/2049	865,090
31,615,000	Gaston, NC IF&PCFA (National Gypsum)	5.750		08/01/2035	24,664,442
2,775,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)	5.250		01/01/2032	2,218,252

					71,428,589

North Dakota—0.1%
1,000,000	Cando, ND Nursing Facility (Towner County Medical Center)	7.125		08/01/2022	1,000,200
100,000	Cass County, ND Industrial Devel. Revenue (Fraser Ltd.)	7.000		11/01/2015	100,007
10,000	ND HFA (Home Mtg.)[2]	5.400		01/01/2034	10,234
10,000	ND HFA (Home Mtg.)[2]	5.550		07/01/2022	10,327
2,940,000	Richland County, ND Hsg. (Birchwood Properties)	6.750		05/01/2029	2,754,692

					3,875,460

Ohio—4.5%
3,960,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.875		06/01/2030	3,425,242
28,185,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2047	22,898,621
2,345,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[4]	06/01/2052	64,182,650
F37 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$1,445,000	Butler County, OH Hsg. (Anthony Wayne Apartments)	6.500%	09/01/2030	$1,354,268
6,495,000	Centerville, OH Health Care (Bethany Lutheran Village)	6.000	11/01/2038	5,627,723
21,625,000	Cleveland, OH Airport (Continental Airlines)[2]	5.375	09/15/2027	14,135,614
35,000	Cleveland, OH Airport (Continental Airlines)[2]	5.500	12/01/2008	34,593
24,260,000	Cleveland, OH Airport (Continental Airlines)[2]	5.700	12/01/2019	18,463,073
1,000,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)	6.250	05/01/2038	917,010
2,715,000	Cuyahoga County, OH Multifamily (Allerton Apartments)	5.400	08/20/2048	2,454,496
3,035,000	Dublin, OH Industrial Devel. (Dublin Health Care Corp.)	7.500	12/01/2016	3,057,580
7,500,000	Grove City, OH Tax Increment Financing	5.375	12/01/2031	6,038,400
4,500,000	Hickory Chase, OH Community Authority Infrastructure Improvement	7.000	12/01/2038	4,429,890
830,000	Lorain County, OH Port Authority (Alumalloy LLC)	6.000	11/15/2025	743,896
24,075,000	Mahoning County, OH Hospital Facilities (Forum Health Obligated Group)[2]	6.000	11/15/2032	20,964,751
960,000	Moraine, OH Solid Waste Disposal (General Motors Corp.)[2]	5.650	07/01/2024	627,024
3,225,000	Moraine, OH Solid Waste Disposal (General Motors Corp.)[2]	6.750	07/01/2014	2,756,569
14,300,000	OH Air Quality Devel. Authority (Fostoria Ethanol)	8.500	02/01/2020	13,319,020
14,300,000	OH Air Quality Devel. Authority (Marion Ethanol)	8.500	02/01/2020	13,319,020
50,000	OH Environmental Facilities (Ford Motor Company)[2]	5.750	04/01/2035	31,374
520,000	OH Environmental Facilities (Ford Motor Company)[2]	5.950	09/01/2029	347,396
100,000	OH Environmental Facilities (Ford Motor Company)[2]	6.150	06/01/2030	68,247
3,670,000	OH HFA (Uptown Towers Apartments)	5.250	04/20/2048	3,188,239
550,000	OH Pollution Control (General Motors Corp.)[2]	5.625	03/01/2015	434,429
2,050,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage)[6,8]	14.500	07/01/2028	605,591
16,320,000	OH Port Authority of Columbiana Solid Waste (Apex Environmental)	7.250	08/01/2034	15,444,106
14,000,000	OH Solid Waste (General Motors Corp.)[2]	6.300	12/01/2032	9,240,700
29,515,000	OH Solid Waste Disposal (USG Corp.)[2]	5.600	08/01/2032	24,374,963
38,910,000	OH Solid Waste Disposal (USG Corp.)[2]	5.650	03/01/2033	32,292,965
6,640,000	OH Solid Waste Disposal (USG Corp.)[2]	6.050	08/01/2034	5,800,438
70,000	Pike County, OH Hospital Facilities (Pike Health Services)	7.000	07/01/2022	70,126

				290,648,014
F38 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Oklahoma—1.5%
$1,700,000	Ardmore, OK Devel. Authority (Airpark Increment District)	5.750%		11/01/2022	$1,589,228
1,500,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625		10/01/2037	1,435,995
2,000,000	Cleveland County, OK IDA (Vaughn Foods)	7.750		12/01/2012	1,882,340
2,365,000	Cleveland County, OK IDA (Vaughn Foods)	8.100		12/01/2024	2,051,732
410,000	Grady County, OK Industrial Authority (Correctional Facilities)	7.000		11/01/2011	297,447
2,945,000	Jackson County, OK Memorial Hospital Authority (Jackson County Memorial)[2]	7.300		08/01/2015	2,958,724
9,000,000	OK Devel. Finance Authority (Doane Products Company)	6.250		07/15/2023	9,180,000
95,000	OK HFA (Single Family)	5.686	[4]	09/01/2030	27,402
125,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[2]	6.500		09/01/2026	125,108
30,000	OK Student Loan Authority[2]	5.300		12/01/2032	27,091
1,500,000	Oklahoma City, OK Industrial & Cultural Facilities (Aero Obligated Group)[2]	6.750		01/01/2023	1,426,425
2,950,000	Oklahoma County, OK Finance Authority (Var-Sail Assoc.)	5.250		05/15/2041	2,858,580
7,130,000	Oklahoma County, OK HFA (Single Family Mtg.)[1]	5.400		10/01/2038	7,090,801
23,974,000	Tulsa County, OK Home Finance Authority (Single Family Mtg.)[1]	5.250		12/01/2038	23,291,619
2,260,000	Tulsa, OK Municipal Airport Trust (American Airlines)[2]	5.650		12/01/2035	2,233,309
4,075,000	Tulsa, OK Municipal Airport Trust (American Airlines)[2]	6.250		06/01/2020	3,222,143
215,000	Tulsa, OK Municipal Airport Trust (American Airlines)[2]	7.350		12/01/2011	203,848
41,980,000	Tulsa, OK Municipal Airport Trust (American Airlines)	7.750		06/01/2035	38,206,418

					98,108,210

Oregon—0.2%
20,000	Lane County, OR Hsg. Authority & Community Services (Firewood)	6.600		11/01/2015	20,064
1,095,000	OR Economic Devel. (Georgia-Pacific Corp.)[2]	5.700		12/01/2025	898,535
2,325,000	OR Economic Devel. (Georgia-Pacific Corp.)[2]	6.350		08/01/2025	2,055,230
10,000	OR GO (Elderly & Disabled Hsg.)[2]	5.250		08/01/2031	9,141
55,000	OR Hsg. & Community Services Dept. (Multifamily)[2]	6.000		07/01/2031	55,026
225,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series A2	6.450		07/01/2026	225,113
8,270,000	OR Solid Waste Disposal (USG Corp.)[2]	6.400		12/01/2029	7,633,458
50,000	Port Astoria, OR Pollution Control (James River)[2]	6.550		02/01/2015	47,530
3,655,000	Port of St. Helen’s, OR Pollution Control (Boise Cascade Corp.)[2]	5.650		12/01/2027	3,120,639
F39 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Oregon Continued
$25,000	Portland, OR Hsg. Authority (Lovejoy Station Apartments)[2]	5.900%		07/01/2023	$25,138
1,465,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)	5.000		01/01/2021
					1,242,335

					15,332,209

Pennsylvania—4.7%
1,250,000	Allegheny County, PA HDA (The Covenant at South Hills)[6,10]	8.750		02/01/2031	639,750
35,000	Beaver County, PA IDA (J. Ray McDermott and Company)[2]	6.800		02/01/2009	35,082
10,000	Erie County, PA IDA (International Paper Company)[2]	5.850		12/01/2020	9,514
42,355,000	Lehigh County, PA GPA (St. Lukes Hospital Bethlehem)[1]	2.713	[5]	08/15/2033	28,271,990
24,000,000	Lehigh County, PA GPA (St. Lukes Hospital Bethlehem)[1]	2.813	[5]	08/15/2042	16,020,031
25,000,000	PA EDFA (Bionol Clearfield)	8.500		07/15/2015	23,711,250
5,000,000	PA EDFA (National Gypsum Company)[2]	6.250		11/01/2027	4,297,700
5,000,000	PA EDFA (Northampton Generating)[2]	6.500		01/01/2013	4,880,000
5,000,000	PA EDFA (Northampton Generating)[2]	6.600		01/01/2019	4,999,350
89,425,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	89,862,288
28,500,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	28,639,365
29,675,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	29,820,111
17,500,000	PA EDFA (Reliant Energy)[2]	6.750		12/01/2036	17,585,575
11,470,000	PA EDFA (USG Corp.)[2]	6.000		06/01/2031	9,954,354
10,000,000	Sayre, PA Health Care Facilities Authority (Guthrie Health)[1]	2.577	[5]	12/01/2024	8,137,512
16,000,000	Sayre, PA Health Care Facilities Authority (Guthrie Healthcare System)[1]	2.627	[5]	12/01/2031	12,039,990
37,750,000	Sayre, PA Health Care Facilities Authority (Guthrie Healthcare System)[10]	2.627	[5]	12/01/2031	28,406,875

					307,310,737

Rhode Island—2.6%
45,000,000	Central Falls, RI Detention Facility	7.250		07/15/2035	45,250,650
25,000	Providence, RI Hsg. Authority (Lockwood Plaza)[2]	5.700		09/01/2033	23,908
45,000	RI Health & Educational Building Corp. (Roger Williams General Hospital)[2]	5.500		07/01/2018	43,727
11,500,000	RI Hsg. & Mtg. Finance Corp.[1]	5.000		10/01/2048	9,482,325
12,835,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	5.200		10/01/2047	11,065,776
50,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[2]	5.100		10/01/2029	45,365
7,090,000	RI Hsg. & Mtg. Finance Corp. (Rental Hsg.)[1]	5.150		10/01/2022	6,902,168
F40 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Rhode Island Continued
$52,090,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125%[4]		06/01/2052	$1,299,646
32,675,000	RI Tobacco Settlement Financing Corp. (TASC)	6.250		06/01/2042	29,589,173
1,275,245,000	RI Tobacco Settlement Financing Corp. (TASC)	6.436	[4]	06/01/2052	37,964,044
42,825,000	RI Tobacco Settlement Financing Corp. (TASC)	7.868	[4]	06/01/2052	888,191
25,605,000	RI Tobacco Settlement Financing Corp. (TASC), Series A2	6.125		06/01/2032	23,948,100

					166,503,073

South Carolina—0.8%
2,000,000	Georgetown County, SC Environmental Improvement (International Paper Company)[2]	5.550		12/01/2029	1,673,420
15,000	Georgetown County, SC Environmental Improvement (International Paper Company)[2]	6.250		09/01/2023	14,426
7,483,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750		11/01/2039	7,399,190
5,000	Horry County, SC Airport[2]	5.600		07/01/2017	5,022
4,815,000	Lancaster County, SC (Edenmoor Improvement District)	5.750		12/01/2037	3,954,030
1,000,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)	5.250		11/01/2026	838,230
2,000,000	Myrtle Beach, SC Tax Increment (Myrtle Beach Air Force Base)	5.300		11/01/2035	1,577,920
17,189,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200		11/01/2036	14,563,552
500,000	Richland County, SC Environmental Improvement[2]	5.950		09/01/2031	446,295
200,000	SC Connector 2000 Assoc. Toll Road, Series B2	6.300	[4]	01/01/2026	44,076
7,620,000	SC Connector 2000 Assoc. Toll Road, Series B2	6.453	[4]	01/01/2020	2,639,568
8,500,000	SC Connector 2000 Assoc. Toll Road, Series B2	6.621	[4]	01/01/2024	2,132,055
10,700,000	SC Hsg. Finance & Devel. Authority[1]	5.200		07/01/2034	9,604,952
50,000	SC Jobs-EDA (JDAM/LH/Franke Home/LS Obligated Group)	5.650		05/01/2018	47,216
600,000	SC Jobs-EDA (Lutheran Homes)	5.500		05/01/2028	516,138
500,000	SC Jobs-EDA (Lutheran Homes)	5.625		05/01/2042	410,810
5,035,000	York County, SC (Hoechst Celanese Corp.)[2]	5.700		01/01/2024	4,353,362
900,000	York County, SC Pollution Control (Bowater)[2]	7.400		01/01/2010	791,793

					51,012,055

South Dakota—0.9%
19,000,000	Brown County, SD Solid Waste Facilities (Heartland Grain Fuels)	8.250		01/01/2018	16,578,260
1,000,000	Lower Brule, SD Sioux Tribe, Series B	5.500		05/01/2019	890,650
1,000,000	Lower Brule, SD Sioux Tribe, Series B	5.600		05/01/2020	884,960
33,445,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[2]	6.500		06/01/2032	32,767,070
F41 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

South Dakota Continued
$5,410,910	Sioux Falls, SD Economic Devel. (City Centre Hotel)	7.000%[5]		11/01/2016	$4,996,867
1,425,000	Turner County, SD Tax Increment	5.000		12/15/2026	1,194,221

					57,312,028

Tennessee—0.9%
1,675,000	Blount County, TN H&EFB (Asbury)	5.125		04/01/2023	1,463,498
895,000	Chattanooga, TN HE&HFB (Campus Devel. Foundation Phase I)	5.500		10/01/2020	835,778
2,535,000	Chattanooga, TN HE&HFB (John Calvin Apartments)	5.350		09/20/2047	2,242,258
21,710,000	Maury County, TN Industrial Devel. Board (General Motors Corp.)[2]	6.500		09/01/2024	15,602,760
15,480,000	McMinn County, TN Industrial Devel. Board Pollution Control (Calhoun Newsprint)[2]	7.625		03/01/2016	9,707,663
19,575,000	McMinn County, TN Industrial Devel. Board Solid Waste (Calhoun Newsprint)[2]	7.400		12/01/2022	12,008,871
1,840,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)[10]	3.590	[5]	04/01/2042	1,719,940
9,080,000	Memphis, TN HE&HFB (NH/Mendenhall Hsg./Highland Hsg./NTH/VH Obligated Group)	5.750		04/01/2042	8,074,844
215,000	Memphis-Shelby County, TN Airport Authority (Express Airlines)	6.125		12/01/2016	175,169
7,870,000	Metropolitan Knoxville, TN Airport Authority (Northwest Airlines)	8.000		04/01/2032	7,022,480
525,000	Shelby County, TN HE&HF (Lapaloma Apartments)	7.750		12/01/2029	484,738
55,000	TN Hsg. Devel. Agency (Homeownership)[2]	5.450		01/01/2033	56,265

					59,394,264

Texas—25.2%
115,000	Abilene, TX HFDC (Hendrick Medical Center)[2]	6.000		09/01/2013	115,331
20,000	Abilene, TX HFDC (Hendrick Medical Center)[2]	6.000		09/01/2013	20,058
50,625,000	Alliance Airport Authority, TX (American Airlines)[2]	5.250		12/01/2029	22,888,575
93,500,000	Alliance Airport Authority, TX (American Airlines)[2]	5.750		12/01/2029	42,258,260
305,000	Alliance Airport Authority, TX (American Airlines)[2]	7.000		12/01/2011	155,907
4,000,000	Austin, TX Convention Enterprises (Convention Center)[2]	5.750		01/01/2034	3,517,240
230,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)	7.750		12/01/2028	226,842
370,000	Bexar County, TX HFC (American Opportunity Hsg.)	7.500		01/01/2013	352,987
980,000	Bexar County, TX HFC (American Opportunity Hsg.)[2]	8.000		01/01/2031	872,866
1,195,000	Bexar County, TX HFC (American Opportunity Hsg.)[2]	8.250		12/01/2037	939,557
970,000	Bexar County, TX HFC (American Opportunity Hsg.)	9.250		12/01/2037	761,935
1,130,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)[6,8]	8.500		06/01/2031	722,466
1,005,000	Bexar County, TX HFC (Doral Club)[2]	8.750		10/01/2036	860,441
F42 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Texas Continued
$205,000	Bexar County, TX HFC (Honey Creek LLC)[2]	8.000%	04/01/2030	$172,760
100,000	Bexar County, TX HFC (Honey Creek LLC)	9.000	04/01/2030	81,601
1,460,000	Bexar County, TX HFC (Perrin Square)	9.750	11/20/2031	1,427,486
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[1]	5.400	05/01/2029	9,454,852
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	5.000	03/01/2041	25,575,224
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	6.300	07/01/2032	1,802,297
14,080,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	6.750	04/01/2038	13,096,090
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	6.750	10/01/2038	9,211,486
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)	7.700	03/01/2032	9,147,400
28,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[2]	7.700	04/01/2033	25,687,339
17,220,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)	7.000	11/01/2039	16,615,578
190,000	Cass County, TX IDC (International Paper Company)[2]	6.600	03/15/2024	190,011
10,000,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2035	9,284,150
65,000	Dallas-Fort Worth, TX International Airport[2]	5.000	11/01/2035	60,346
25,000	Dallas-Fort Worth, TX International Airport[2]	5.500	11/01/2035	23,426
20,000	Dallas-Fort Worth, TX International Airport[2]	5.750	11/01/2030	19,556
32,500,000	Dallas-Fort Worth, TX International Airport (American Airlines/AMR Corp. Obligated Group)[2]	5.500	11/01/2030	14,691,625
320,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)[2]	6.000	11/01/2014	163,670
63,880,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)[2]	6.375	05/01/2035	29,505,533
305,000	Dallas-Fort Worth, TX International Airport Facility (American Airlines)[2]	8.250	11/01/2036	149,947
22,100,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.	9.000	05/01/2029	11,410,672
45,945,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp.	9.125	05/01/2029	23,737,025
12,330,000	Dallas-Fort Worth, TX International Airport Facility Improvement Corp. (Learjet)[2]	6.150	01/01/2016	11,578,240
2,115,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)	6.250	02/15/2036	1,967,267
450,000	Decatur, TX Hospital Authority (Wise Regional Health System)	5.625	09/01/2013	444,083
22,950,000	Donna, TX GO	6.250	02/15/2037	20,969,186
F43 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Texas Continued
$68	El Paso, TX HFC (Single Family)[2]	6.180%	04/01/2033	$71
55,000	Gainesville, TX Hsg. Authority	6.800	12/01/2020	56,602
25,000	Galveston County, TX HFC (Friendswood)[2]	6.200	10/01/2021	25,323
1,250,000	Galveston County, TX HFC (Single Family)[2]	6.300	09/15/2031	1,288,225
1,000,000	Grapevine, TX IDC (Air Cargo)[2]	6.500	01/01/2024	964,160
30,000	Greater Kelly, TX Devel. Authority (The Boeing Company)[2]	5.350	06/01/2018	30,000
4,000,000	Guadalupe-Blanco, TX River Authority (E.I. Dupont De Nemours)[2]	6.400	04/01/2026	4,002,440
4,660,000	Gulf Coast, TX IDA (Citgo Petroleum Corp.)[2]	7.500	05/01/2025	4,845,328
31,000,000	Gulf Coast, TX IDA (Microgy Holdings)	7.000	12/01/2036	27,204,670
70,000	Gulf Coast, TX Waste Disposal Authority (FMC Corp.)[2]	7.050	10/01/2009	70,050
5,755,000	Gulf Coast, TX Waste Disposal Authority (International Paper Company)[2]	6.100	08/01/2024	5,357,847
150,000	Gulf Coast, TX Waste Disposal Authority (Valero Energy Corp.)[2]	5.700	04/01/2032	135,003
5,760,000	Harris County, TX IDC (Continental Airlines)[2]	5.375	07/01/2019	4,193,222
1,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)	5.625	11/01/2026	1,498,665
2,750,000	HFDC of Central TX (Legacy at Willow Bend Retirement Community)	5.750	11/01/2036	2,280,905
2,000,000	HFDC of Central TX (Lutheran Social Services of the South)	6.875	02/15/2032	1,950,360
4,000,000	HFDC of Central TX (Villa De San Antonio)	6.250	05/15/2036	3,567,440
115,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	5.500	07/15/2017	115,140
7,915,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	5.700	07/15/2029	5,214,323
7,290,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	5.700	07/15/2029	4,802,579
20,590,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.125	07/15/2017	16,571,656
7,885,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.125	07/15/2027	5,562,946
18,705,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.125	07/15/2027	13,196,565
24,995,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.750	07/01/2021	20,168,965
59,510,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	6.750	07/01/2029	45,380,541
100,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	7.000	07/01/2029	78,383
F44 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Texas Continued
$3,520,000	Houston, TX Airport Special Facilities (Continental Airlines)[2]	7.375%		07/01/2022	$2,983,306
75,000	Houston, TX Airport System[2]	5.000		07/01/2027	71,043
9,860,000	Houston, TX HFC (Hometowne on Bellfort)[1]	5.250		12/01/2040	8,757,948
2,064,000	Houston, TX HFC (RRG Houston Apartments)[2]	6.250		09/20/2035	2,099,294
470,000	Houston, TX IDC (Air Cargo)[2]	6.375		01/01/2023	448,479
1,000,000	IAH TX Public Facility Corp.	6.000		05/01/2016	935,440
1,500,000	IAH TX Public Facility Corp.	6.125		05/01/2026	1,322,595
2,200,000	IAH TX Public Facility Corp.	7.750		05/01/2026	2,072,312
10,000,000	La Vernia, TX Higher Education Finance Corp.	7.125		02/15/2038	9,677,200
730,000	Laredo, TX HFC[2]	6.950		10/01/2027	742,147
9,020,000	Lewisville, TX GO	6.125		09/01/2029	9,137,982
1,840,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[2]	6.000		07/01/2032	1,479,158
20,000	Lubbock, TX HFC, Series A2	6.150		10/01/2030	20,236
575,000	Matagorda County, TX Navigation District (Reliant Energy)[2]	5.950		05/01/2030	513,274
390,000	Maverick County, TX Public Facility Corp.	6.375		02/01/2029	340,579
715,000	Midlothian, TX Devel. Authority Tax Increment	5.125		11/15/2026	608,587
3,500,000	Mission, TX EDC (Allied Waste Industries)[2]	5.200		04/01/2018	3,175,690
1,380,000	Newton County, TX Public Facility Corp.	8.000		03/01/2019	1,332,211
100,000	Northwest Harris County, TX Municipal Utility District (Waterworks & Sewer)	6.100		04/01/2012	100,109
6,120,000	Port of Bay City, TX (Hoechst Celanese Corp.)[2]	6.500		05/01/2026	5,610,694
15,000,000	Port of Corpus Christi, TX Authority (CNA Holdings)[2]	6.700		11/01/2030	14,007,150
12,170,596	Sabine Neches, TX HFC (Single Family Mtg.)[1]	4.875	[5]	12/01/2039	11,837,618
4,100,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)[2]	6.150		08/01/2022	3,315,588
1,800,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)[2]	6.450		06/01/2021	1,503,072
42,260,000	San Antonio, TX Convention Center Hotel Finance Corp. (Empowerment Zone)[1]	5.000		07/15/2039	35,877,241
385,000	San Antonio, TX HFC (Encinal Apartments)	7.500		09/01/2027	367,186
25,000	San Antonio, TX HFC (La Risa Apartments)	8.250		01/01/2026	23,671
6,980,000	San Antonio, TX HFC (Midcrowne Senior Apartments)[1]	5.150		06/20/2047	5,858,698
10,500	San Antonio, TX HFC (Point East Section 8)[6,10]	7.500		08/01/2023	525
8,649,489	San Antonio, TX Hsg. Trust Finance Corp. (Single Family Mtg.)[1]	5.375		10/01/2039	8,409,393
3,600,000	Southeast TX HFC (Forest View Apartments)	6.750		07/01/2037	3,097,152
310,000	Springhill, TX Courtland Heights Public Facility Corp.[2]	5.125		12/01/2008	308,996
6,030,000	Springhill, TX Courtland Heights Public Facility Corp.[2]	5.850		12/01/2028	5,169,881
F45 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Texas Continued
$4,250,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)	5.750%		11/15/2037	$3,654,830
10,755,000	Tarrant County, TX HFC (Lindberg Park)[1]	5.150		10/20/2047	9,157,463
10,935,000	Tarrant County, TX HFC (Multifamily Hsg.)[1]	5.200		12/20/2048	9,405,205
14,920,000	Tarrant County, TX HFC (Village Creek Apartments)[1]	5.000		04/20/2048	12,313,684
1,600,000	Travis County, TX HFDC (Querencia Barton Creek)	5.650		11/15/2035	1,364,992
2,495,000	Trinity, TX River Authority (TXU Energy Company)[2]	6.250		05/01/2028	1,952,861
20,500,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)	7.750		10/01/2037	19,581,600
2,320,000	TX Affordable Hsg. Corp. (American Hsg. Foundation)[6,8]	8.000		03/01/2032	461,982
2,965,000	TX Affordable Hsg. Corp. (Ashton Place & Woodstock Apartments)[6]	6.300		08/01/2033	1,992,184
6,215,000	TX Affordable Hsg. Corp. (South Texas Affordable Properties Corp.)[2]	8.000		03/01/2032	5,209,413
36,000,000	TX Angelina & Neches River Authority (Aspen Power)	6.500		11/01/2029	29,102,400
45,000	TX Angelina & Neches River Authority Solid Waste (Champion International Corp.)	6.300		04/01/2018	44,851
250,000	TX Angelina & Neches River Authority Waste Disposal (Temple-Inland)[2]	6.950		05/01/2023	234,623
15,000	TX Dept. of Hsg. & Community Affairs[2]	5.350		07/01/2033	15,325
160,000	TX Dept. of Hsg. & Community Affairs (Sugar Creek Apartments)	6.000		01/01/2042	162,765
6,750,000	TX Dept. of Hsg. & Community Affairs (Summit Point Apartments)[1]	5.250		06/20/2047	5,871,944
39,400,000	TX Dept. of Hsg. & Community Affairs, Series A1	5.000		07/01/2034	34,111,535
38,380,000	TX Multifamily Housing Options (Affordable Hsg.)[10]	2.608	[5]	01/01/2039	35,823,892
1,500,000	TX Multifamily Hsg. Revenue Bond Pass-Thru Certificates (Skyway Villas)	5.950		11/01/2034	1,471,635
39,960,000	TX Municipal Gas Acquisition & Supply Corp.[1]	2.730	[5]	09/15/2027	33,916,020
259,560,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.625		12/15/2017	249,262,660
579,255,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250		12/15/2026	549,549,778
40,000	TX Municipal Gas Acquisition & Supply Corp.[10]	2.730	[5]	09/15/2027	33,950
5,960,000	TX Municipal Gas Acquisition & Supply Corp.[10]	3.335	[5]	12/15/2026	4,343,350
4,360,000	TX Panhandle HFA (Amarillo Affordable Hsg.)[6]	6.750		03/01/2031	3,238,259
3,075,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)	5.375		02/15/2037	2,340,659
1,600,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250		09/01/2036	1,478,080
75,000	TX Student Hsg. Corp. (Midwestern State University)	6.500		09/01/2022	76,979
35,000	TX Student Hsg. Corp. (University of North Texas)[2]	6.000		07/01/2011	34,084
635,000	TX Student Hsg. Corp. (University of North Texas)[2]	6.750		07/01/2021	575,297
200,000	TX Student Hsg. Corp. (University of North Texas)[2]	6.850		07/01/2031	171,454
F46 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Texas Continued
$50,000	TX Veterans Hsg. Assistance, Series B2	5.800%		12/01/2014	$50,993
2,115,000	Vintage Township, TX Public Facilities Corp.	7.375		10/01/2038	2,057,684
1,279,000	Vintage Township, TX Public Facilities Corp.	7.375		10/01/2038	1,244,339

					1,640,231,949

U.S. Possessions—1.1%
700,000	Northern Mariana Islands Commonwealth, Series A2	6.750		10/01/2033	707,035
94,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	2.855	[5]	08/01/2057	72,765,000

					73,472,035

Utah—0.2%
650,000	Carbon County, UT Solid Waste Disposal (Allied Waste Industries)	7.450		07/01/2017	654,297
2,085,000	Carbon County, UT Solid Waste Disposal (Allied Waste Industries)[2]	7.500		02/01/2010	2,091,255
2,800,000	Carbon County, UT Solid Waste Disposal (Sunnyside Cogeneration)	7.100		08/15/2023	2,739,044
85,000	Emery County, UT Pollution Control (Pacificorp)[2]	5.625		11/01/2023	85,151
70,000	Tooele County, UT Hazardous Waste Treatment (Union Pacific Corp.)[2]	5.700		11/01/2026	64,726
1,835,000	UT HFA (RHA Community Service of Utah)	6.875		07/01/2027	1,759,159
25,000	UT State Building Ownership Authority, Series A2	5.750		08/15/2011	25,444
1,315,000	Utah County, UT Charter School (Lincoln Academy)	5.875		06/15/2037	1,150,770
825,000	Utah County, UT Charter School (Renaissance Academy)	5.625		07/15/2037	694,807
4,425,000	West Valley City, UT Sewer (East Hollywood High School)	5.625		06/15/2037	3,727,089

					12,991,742

Vermont—0.1%
2,000,000	VT EDA (Wake Robin Corp.)	5.375		05/01/2036	1,648,320
50,000	VT EDA (Wake Robin Corp.)	6.000		03/01/2022	48,354
2,784,813	VT Educational & Health Buildings Financing Agency (Marlboro College)	3.570		04/01/2019	2,412,511
60,000	VT HFA (Single Family), Series 9[2]	5.400		05/01/2037	60,577

					4,169,762

Virginia—1.5%
570,000	Bedford County, VA IDA (Georgia-Pacific Corp.)[2]	5.600		12/01/2025	462,048
595,000	Bedford County, VA IDA (Georgia-Pacific Corp.)[2]	6.300		12/01/2025	522,374
2,535,000	Bedford County, VA IDA (Georgia-Pacific Corp.)[2]	6.550		12/01/2025	2,320,362
14,951,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.125		03/01/2036	10,843,512
F47 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Virginia Continued
$9,200,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.450%		03/01/2036	$6,891,352
3,206,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.800		03/01/2036	2,484,778
475,000	Giles County, VA IDA (Hoechst Celanese Corp.)[2]	5.950		12/01/2025	411,402
10,000,000	Giles County, VA IDA (Hoechst Celanese Corp.)[2]	6.450		05/01/2026	9,174,200
7,930,000	Giles County, VA IDA (Hoechst Celanese Corp.)[2]	6.625		12/01/2022	7,474,818
235,000	Goochland County, VA IDA (Georgia-Pacific Corp.)[2]	5.650		12/01/2025	191,713
1,990,000	Isle Wight County, VA IDA Environmental Improvement (International Paper Company)[2]	6.600		05/01/2024	1,990,716
4,000,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2027	3,498,800
3,000,000	New Port, VA CDA	5.600		09/01/2036	2,295,450
2,050,000	Norfolk, VA EDA, Series A	6.000		11/01/2036	1,721,139
1,085,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)	6.125		01/01/2035	978,757
9,675,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450		09/01/2037	8,725,109
6,300,000	VA Celebrate South CDA Special Assessment	6.250		03/01/2037	5,374,215
3,400,000	VA H2O Community Devel. Authority	5.200		09/01/2037	2,432,054
15,000,000	VA Hsg. Devel. Authority[1]	5.100		10/01/2035	13,218,675
308,700,000	VA Tobacco Settlement Authority	7.075	[4]	06/01/2047	14,786,730
2,500,000	West Point, VA IDA Solid Waste (Chesapeake Corp.)[2]	6.375		03/01/2019	1,875,100

					97,673,304

Washington—1.2%
12,000,000	Chelan County, WA Public Utility District No. 001[1]	5.600		01/01/2036	11,883,360
30,000	Chelan County, WA Public Utility District No. 1
	(Chelan Hydro System)[2]	5.250		07/01/2037	27,738
25,000	King County, WA Hsg. Authority (Cascadian Apartments)[2]	6.800		07/01/2019	25,084
70,000	King County, WA Hsg. Authority (Eastwood Square Apartments)	5.450		01/01/2041	63,967
15,000	King County, WA Hsg. Authority (Kona Village)	6.700		01/01/2020	15,202
125,000	King County, WA Hsg. Authority (Southwood Square Apartments)	6.100		10/01/2021	126,241
725,000	King County, WA Hsg. Authority (Southwood Square Apartments)	6.200		10/01/2031	725,558
40,000	King County, WA Hsg. Authority (Woodridge Park)[2]	6.250		05/01/2015	40,081
50,000	King County, WA Hsg. Authority (Woodridge Park)[2]	6.350		05/01/2025	50,075
1,945,000	Kitsap County, WA Consolidated Hsg. Authority	5.500		06/01/2027	1,820,364
2,350,000	Kitsap County, WA Consolidated Hsg. Authority	5.600		06/01/2037	2,134,341
F48 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Washington Continued
$50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)	6.100%	10/01/2031	$48,625
2,465,000	Port Camas, WA Public Industrial Corp. (James River Corp. of Virginia)[2]	6.700	04/01/2023	2,319,146
5,000,000	Port of Seattle, WA Special Facility (Northwest Airlines)	7.125	04/01/2020	4,214,300
13,600,000	Port of Seattle, WA Special Facility (Northwest Airlines)	7.250	04/01/2030	10,938,344
50,000	Snohomish County, WA Hsg. Authority[2]	6.400	04/01/2026	50,138
2,465,000	Snohomish County, WA Hsg. Authority (Westwood Crossing Apartments)	5.250	05/01/2037	2,121,527
100,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)	5.100	09/01/2015	99,287
1,675,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)	5.600	09/01/2025	1,601,334
1,250,000	Snohomish County, WA Hsg. Authority (Whispering Pines Apartments)	5.750	09/01/2030	1,182,038
20,000	Vancouver, WA Hsg. Authority	5.625	03/01/2028	18,748
13,160,000	WA HFC (Single Family Programs)[1]	5.150	06/01/2037	11,592,973
10,760,000	WA Kalispel Tribe Indians Priority District	6.750	01/01/2038	10,164,326
4,280,000	WA Tobacco Settlement Authority (TASC)[2]	6.500	06/01/2026	4,302,342
14,285,000	WA Tobacco Settlement Authority (TASC)[2]	6.625	06/01/2032	14,023,299

				79,588,438

West Virginia—0.9%
21,700,000	Braxton County, WV Solid Waste Disposal (Weyerhaeuser Company)[1]	5.400	05/01/2025	18,851,660
13,435,000	Harrison County, WV Tax Increment (Charles Pointe)	7.000	06/01/2028	13,068,896
1,840,000	Harrison County, WV Tax Increment (Charles Pointe)	7.000	06/01/2035	1,801,636
13,710,000	Harrison County, WV Tax Increment (Charles Pointe)	7.000	06/01/2035	13,034,234
25,000	Kingswood, WV Sewage System	6.000	10/01/2025	25,038
600,000	Ohio County, WV Commission Special District Excise Tax (Fort Henry Centre)	5.625	03/01/2036	560,634
15,000	WV Hospital Finance Authority (Charleston Area Medical Center)[2]	7.250	10/01/2014	15,036
7,250,000	WV Hsg. Devel. Fund[1]	5.200	05/01/2038	6,438,985
7,385,000	WV State Hsg. Devel. Fund, Series D1	5.350	11/01/2032	7,584,002

				61,380,121

Wisconsin—1.3%
28,000,000	Aztalan, WI Exempt Facility (Renew Energy)	7.500	05/01/2018	23,468,760
60,000	Badger, WI Tobacco Asset Securitization Corp.[2]	6.125	06/01/2027	59,040
15,720,000	Badger, WI Tobacco Asset Securitization Corp.[2]	6.375	06/01/2032	15,351,523
6,510,000	Kaukauna, WI Environmental Improvement (International Paper Company)[2]	5.250	06/01/2029	5,242,698
F49 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Wisconsin Continued
$660,000	Milwaukee, WI (Aero Milwaukee)	6.500%	01/01/2025	$635,507
1,220,000	Milwaukee, WI (Air Cargo)[2]	7.500	01/01/2025	1,236,275
4,120,000	Necedah, WI Community Devel. Authority Exempt Facility (Castle Rock Renewable Fuels)	7.500	03/01/2018	3,570,804
165,000	New Berlin, WI Hsg. Authority (Pinewood Creek)	6.800	11/01/2012	163,870
160,000	New Berlin, WI Hsg. Authority (Pinewood Creek)	6.850	05/01/2013	158,419
1,595,000	New Berlin, WI Hsg. Authority (Pinewood Creek)	7.125	05/01/2024	1,555,061
200,000	Reedsburg, WI Industrial Devel. Revenue (Seats, Inc.)	6.250	05/01/2019	191,608
1,750,000	Sokaogon, WI Chippewa Community (Gaming)	7.000	01/01/2026	1,536,693
1,800,000	Sokaogon, WI Chippewa Community (Gaming)	8.250	01/01/2017	1,659,762
100,000	WI GO2	5.350	05/01/2028	94,853
35,000	WI GO2	5.350	05/01/2028	33,002
20,000	WI GO2	6.000	05/01/2027	20,032
3,000,000	WI H&EFA (AE Nursing Centers)	7.250	06/01/2038	2,912,400
55,000	WI H&EFA (Aurora Health Care)[2]	5.625	02/15/2029	52,870
1,600,000	WI H&EFA (Catholic Residential Services)	5.250	05/01/2028	1,280,096
1,000,000	WI H&EFA (Eastcastle Place)	6.125	12/01/2034	902,150
20,000	WI H&EFA (Marshfield Clinic)[2]	5.750	02/15/2027	20,024
70,000	WI H&EFA (Marshfield Clinic)[2]	6.250	02/15/2029	70,699
1,650,000	WI H&EFA (St. Clare Terrance)	5.750	12/01/2036	1,383,905
7,335,000	WI H&EFA (Wellington Homes)	6.750	09/01/2037	6,711,158
1,300,000	WI H&EFA (Wisconsin Illinois Senior Hsg.)	5.650	08/01/2021	1,174,394
2,385,000	WI H&EFA (Wisconsin Illinois Senior Hsg.)	5.800	08/01/2029	2,102,258
14,135,000	WI Hsg. & EDA[1]	5.100	09/01/2024	13,126,792
40,000	WI Hsg. & EDA	5.150	11/01/2045	34,199

				84,748,852

Wyoming—0.0%
20,000	Afton, WY National Rural Utilities (Lower Valley Power & Light)[2]	5.875	05/01/2026	20,024

Total Municipal Bonds and Notes (Cost $10,845,804,040)				9,025,855,438

Shares

Common Stocks—0.0%
43,900	Northwest Airlines Corp.[8,12] (Cost $292,374)	402,124
F50 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Corporate Bonds and Notes—0.3%
$19,153,022	Delta Air Lines, Inc., Sr. Unsec. Nts.[10] (Cost $18,961,493)	8,000%	12/01/2015	$16,136,421

Total Investments, at Value (Cost $10,865,057,907)—138.7%				9,042,393,983

Liabilities in Excess of Other Assets—(38.7)				(2,523,862,412)

Net Assets—100.0%				$6,518,531,571

Footnotes to Statement of Investments
1.   Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.
2.   All or a portion of the security has been segregated for collateral to cover borrowings. See Note 7 of accompanying Notes.
3.   Subject to a deferred-principal/interest forebearance agreement. Rate shown is current rate. See Note 1 of accompanying Notes.
4.   Zero coupon bond reflects effective yield on the date of purchase.
5.   Represents the current interest rate for a variable or increasing rate security.
6.   Issue is in default. See Note 1 of accompanying Notes.
7.   Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
8.   Non-income producing security.
9.   When-issued security or delayed delivery to be delivered and settled after July 31, 2008. See Note 1 of accompanying Notes.
10. Illiquid security. The aggregate value of illiquid securities as of July 31, 2008 was $137,721,653, which represents 2.11% of the Fund’s net assets. See Note 6 of accompanying Notes.
11. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,754,360 or 0.09% of the Fund’s net assets as of July 31, 2008.
12. A sufficient amount of liquid assets has been designated to cover outstanding written call options.
F51 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS Continued
To simplify the listings of securities, abbreviations are used per the table below:

ADA	Atlanta Devel. Authority
AHF	American Housing Foundation
CAB	Capital Appreciation Bond
CAU	Clark Atlanta University
CDA	Communities Devel. Authority
CFGH	Central Florida Group Homes
COP	Certificates of Participation
CoMC	Community Medical Center
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDA	Hospital Devel. Authority
HDC	Housing Devel. Corp.
HE&HF	Higher Educational and Housing Facilities
HE&HFA	Higher Education and Health Facilities Authority
HE&HFB	Health Educational and Housing Facility Board
HFA	Housing Finance Agency/Authority
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
IDA	Industrial Devel. Agency
IDC	Industrial Devel. Corp.
IF&PCFA	Industrial Facilities & Pollution Control Financing Authority
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
JGCCF	Jewish Geriatric & Convalescent Center Foundation
LH	Lowman Home
LS	Lutheran Services
NH	Northgate Housing
NTH	North Terrace Housing
NYC	New York City
RHA	Resource Healthcare of America
Res Rec	Resource Recovery Facility
RITES	Residual Interest Tax Exempt Security
ROLs	Residual Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
VH	Village Housing
VS	Village Shalom
VSCF	Village Shalom Charitable Foundation
WSREC	West Suburban Recycling and Energy Corp.
Written Options as of July 31, 2008 are as follows:

		Number of	Exercise	Expiration	Premiums
Description	Type	Contracts	Price	Date	Received	Value

Northwest Airlines Corp.	Call	188	$12.50	9/22/08	$29,704	$(13,160)
Northwest Airlines Corp.	Call	3	10.00	9/22/08	309	(420)
Northwest Airlines Corp.	Call	248	10.00	12/12/08	33,464	(64,480)

					$63,477	$(78,060)

See accompanying Notes to Financial Statements.
F52 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES July 31, 2008

Assets
Investments, at value (cost $10,865,057,907)—see accompanying statement of investments	$9,042,393,983

Cash	475,640

Receivables and other assets:
Interest	113,270,340
Investments sold	66,571,640
Shares of beneficial interest sold	33,799,507
Other	581,274

Total assets	9,257,092,384

Liabilities
Options written, at value (premiums received $63,477)—see accompanying statement of investments	78,060

Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	2,230,782,000
Payable on borrowings (See Note 7)	398,200,000
Investments purchased (including $11,312,902 purchased on a when-issued or delayed delivery basis)	70,078,751
Shares of beneficial interest redeemed	25,549,572
Dividends	10,336,661
Interest expense on borrowings	923,898
Distribution and service plan fees	832,058
Trustees’ compensation	656,816
Transfer and shareholder servicing agent fees	311,874
Shareholder communications	217,941
Other	593,182

Total liabilities	2,738,560,813

Net Assets	$6,518,531,571

Composition of Net Assets
Paid-in capital	$8,836,518,783

Accumulated net investment income	18,047,181

Accumulated net realized loss on investments	(513,355,886)

Net unrealized depreciation on investments	(1,822,678,507)

Net Assets	$6,518,531,571

F53 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,503,510,029 and 506,764,520 shares of beneficial interest outstanding)	$8.89
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.33

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $356,191,491 and 39,969,937 shares of beneficial interest outstanding)	$8.91

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,658,830,051 and 187,013,890 shares of beneficial interest outstanding)	$8.87
See accompanying Notes to Financial Statements.
F54 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF OPERATIONS For the Year Ended July 31, 2008

Investment Income
Interest	$625,977,326

Other income	1,532

Total investment income	625,978,858

Expenses
Management fees	26,496,826

Distribution and service plan fees:
Class A	7,300,126
Class B	4,135,784
Class C	16,225,981

Transfer and shareholder servicing agent fees:
Class A	2,109,985
Class B	410,747
Class C	1,094,632

Shareholder communications:
Class A	379,183
Class B	62,405
Class C	182,172

Interest expense and fees on short-term floating rate notes issued (See Note 1)	89,796,652

Interest expense on borrowings	13,207,337

Custodian fees and expenses	318,955

Trustees’ compensation	251,669

Other	1,954,311

Total expenses	163,926,765
Less reduction to custodian expenses	(22,802)

Net expenses	163,903,963

Net Investment Income	462,074,895

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)	(507,209,620)
Closing and expiration of option contracts written	2,600,770
Increase from payment by affiliate	986

Net realized loss	(504,607,864)

Net change in unrealized depreciation on:
Investments	(1,935,283,022)
Option contracts written	(14,583)

Net change in unrealized depreciation	(1,935,297,605)

Net Decrease in Net Assets Resulting from Operations	$(1,977,830,574)

See accompanying Notes to Financial Statements.
F55 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2008	2007

Operations
Net investment income	$462,074,895	$356,520,993

Net realized loss	(504,607,864)	(157,388)

Net change in unrealized appreciation (depreciation)	(1,935,297,605)	(99,963,807)

Net increase (decrease) in net assets resulting from operations	(1,977,830,574)	256,399,798

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(315,036,292)	(256,665,435)
Class B	(25,507,935)	(26,861,031)
Class C	(102,017,272)	(80,586,640)

	(442,561,499)	(364,113,106)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	274,523,857	2,525,127,317
Class B	(75,415,052)	31,071,724
Class C	141,440,580	852,372,073

	340,549,385	3,408,571,114

Net Assets
Total increase (decrease)	(2,079,842,688)	3,300,857,806

Beginning of period	8,598,374,259	5,297,516,453

End of period (including accumulated net investment income (loss) of $18,047,181 and $(1,492,491), respectively)	$6,518,531,571	$8,598,374,259

See accompanying Notes to Financial Statements.
F56 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(1,977,830,574)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(3,457,968,013)
Proceeds from disposition of investment securities	3,054,960,073
Short-term investment securities, net	708,520,897
Premium amortization	10,409,296
Discount accretion	(64,998,820)
Net realized loss on investments	504,607,864
Net change in unrealized depreciation on investments	1,935,297,605
Increase in interest receivable	(11,376,630)
Decrease in receivable for securities sold	14,554,576
Increase in other assets	(437,244)
Increase in options written, at value	78,060
Decrease in payable for securities purchased	(19,588,385)
Increase in payable for accrued expenses	649,312

Net cash provided by operating activities	696,878,017

Cash Flows from Financing Activities
Proceeds from bank borrowings	2,653,000,000
Payments on bank borrowings	(2,407,100,000)
Payments on short-term floating rate notes issued	(839,415,268)
Proceeds from shares sold	3,885,700,364
Payments on bank overdraft	(4,150,712)
Payments on shares redeemed	(3,803,981,185)
Cash distributions paid	(180,455,576)

Net cash used in financing activities	(696,402,377)

Net increase in cash	475,640

Cash, beginning balance	—

Cash, ending balance	$475,640

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $258,969,548.
Cash paid for interest on bank borrowings—$12,908,717.
Cash paid for interest on short-term floating rate notes issued—$89,796,652.
See accompanying Notes to Financial Statements.
F57 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$12.43	$12.47	$12.69	$11.13	$10.64

Income (loss) from investment operations:
Net investment income	.70 [1]	.67 [1]	.69 [1]	.78 [1]	.85
Net realized and unrealized gain (loss)	(3.57)	(.03)	(.24)	1.59	.50

Total from investment operations	(2.87)	.64	.45	2.37	1.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.67)	(.68)	(.67)	(.81)	(.86)

Net asset value, end of period	$8.89	$12.43	$12.47	$12.69	$11.13

Total Return, at Net Asset Value[2]	(23.62)%	5.16%	3.79%	21.97%	12.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,503,510	$5,886,284	$3,439,135	$2,309,856	$731,565

Average net assets (in thousands)	$4,903,394	$4,813,462	$2,721,861	$1,366,113	$506,440

Ratios to average net assets:[3]
Net investment income	6.70%	5.23%	5.60%	6.46%	7.54%
Expenses excluding interest and fees on short-term floating rate notes issued	0.79%	0.63%	0.67%	0.69%	0.80%
Interest and fees on short-term floating rate notes issued[4]	1.25%	0.84%	0.81%	0.39%	0.37%

Total expenses	2.04%[5]	1.47%[5]	1.48%	1.08%[5]	1.17%[5,6]

Portfolio turnover rate	37%	6%	24%	6%	14%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

6.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F58 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Class B Year Ended July 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$12.46	$12.50	$12.72	$11.15	$10.66

Income (loss) from investment operations:
Net investment income	.62 [1]	.57 [1]	.60 [1]	.70 [1]	.77
Net realized and unrealized gain (loss)	(3.58)	(.02)	(.24)	1.59	.49

Total from investment operations	(2.96)	.55	.36	2.29	1.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.59)	(.58)	(.72)	(.77)

Net asset value, end of period	$8.91	$12.46	$12.50	$12.72	$11.15

Total Return, at Net Asset Value[2]	(24.27)%	4.34%	2.97%	21.09%	11.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$356,192	$586,763	$558,386	$528,192	$308,778

Average net assets (in thousands)	$458,627	$587,412	$533,869	$410,031	$256,425

Ratios to average net assets:[3]
Net investment income	5.86%	4.49%	4.84%	5.80%	6.80%
Expenses excluding interest and fees on short-term floating rate notes issued	1.60%	1.41%	1.46%	1.48%	1.56%
Interest and fees on short-term floating rate notes issued[4]	1.25%	0.84%	0.81%	0.39%	0.37%

Total expenses	2.85%[5]	2.25%[5]	2.27%	1.87%[5]	1.93%[5,6]

Portfolio turnover rate	37%	6%	24%	6%	14%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

6.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F59 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended July 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$12.41	$12.45	$12.67	$11.11	$10.63

Income (loss) from investment operations:
Net investment income	.62 [1]	.57 [1]	.60 [1]	.68 [1]	.76
Net realized and unrealized gain (loss)	(3.57)	(.02)	(.24)	1.60	.49

Total from investment operations	(2.95)	.55	.36	2.28	1.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.59)	(.58)	(.72)	(.77)

Net asset value, end of period	$8.87	$12.41	$12.45	$12.67	$11.11

Total Return, at Net Asset Value[2]	(24.26)%	4.38%	3.01%	21.08%	11.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,658,830	$2,125,327	$1,299,995	$868,108	$265,340

Average net assets (in thousands)	$1,800,637	$1,756,797	$1,050,344	$488,562	$193,845

Ratios to average net assets:[3]
Net investment income	5.93%	4.47%	4.83%	5.68%	6.76%
Expenses excluding interest and fees on short-term floating rate notes issued	1.56%	1.39%	1.44%	1.46%	1.56%
Interest and fees on short-term floating rate notes issued[4]	1.25%	0.84%	0.81%	0.39%	0.37%

Total expenses	2.81%[5]	2.23%[5]	2.25%	1.85%[5]	1.93%[5,6]

Portfolio turnover rate	37%	6%	24%	6%	14%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

5.	Reduction to custodian expenses less than 0.005%.

6.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F60 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester National Municipals (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value
F61 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$11,312,902
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 35% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $1,925,548,562 as of July 31, 2008, which represents 20.80% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The
F62 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but do not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 31, 2008, municipal bond holdings with a value of $2,455,829,940 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $2,230,782,000 in short-term floating rate notes issued and outstanding at that date.
At July 31, 2008, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$1,815,000	AK HFC ROLs[3]	9.650%	12/1/37	$972,005
5,875,000	AL HFA ROLs	11.140	10/1/32	4,773,085
1,745,000	AR Devel. Finance Authority (Single Family Mtg.) ROLs[3]	10.450	1/1/38	968,789
9,350,000	Aurora, IL Single Family Mtg. ROLs	14.560	12/1/39	9,316,527
11,875,000	Aurora, IL Single Family Mtg. ROLs[3]	17.090	12/1/45	12,664,925
41,500,000	AZ Health Facilities Authority ROLs[3]	3.510	1/1/37	(12,968,750)
4,460,000	AZ Health Facilities Authority ROLs[3]	3.510	1/1/37	(1,393,750)
13,570,000	AZ Health Facilities Authority ROLs[3]	3.510	1/1/37	(4,240,625)
4,255,000	Braxton County, WV Solid Waste Disposal ROLs[3]	13.452	5/1/25	1,406,660
3,865,000	Brazos River Authority, TX Pollution Control ROLs[3]	9.995	5/1/29	(180,148)
7,500,000	CA Educational Funding Services ROLs[3]	16.380	12/1/42	7,266,750
3,000,000	Chelan County, WA Public Utility District RITES	12.900	1/1/36	2,883,360
2,890,000	Chicago, IL (Single Family Mtg.) ROLs	11.340	6/1/38	2,543,316
2,000,000	Chicago, IL O’Hare International Airport ROLs[3]	7.440	1/1/34	1,183,600
F63 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$2,500,000	Dallas-Fort Worth, TX International Airport ROLs	8.329%	11/1/35	$1,784,150
7,035,000	Detroit, MI Sewer Disposal System ROLs[3]	0.321	7/1/32	—
2,595,000	District of Columbia HFA RITES	8.831	6/1/38	1,546,153
4,250,000	El Paso County, CO (Single Family Mtg.) ROLs	11.540	12/1/39	4,260,115
1,845,000	FL Austin Trust Various States Inverse Certificate	17.052	10/1/26	1,867,214
650,000	FL Austin Trust Various States Inverse Certificate	16.619	10/1/27	659,841
6,575,000	FL Austin Trust Various States Inverse Certificate	12.189	10/1/41	5,421,351
2,420,000	FL HFC ROLs	9.894	7/1/38	1,179,702
5,805,000	FL HFC ROLs[3]	12.760	7/1/37	2,894,954
9,005,000	Fulton County, GA RITES	2.148	11/15/28	5,401,649
3,000,000	Hialeah Gardens, FL Health Facilities Authority (Catholic Health Services Facilities) RITES	10.860	8/15/31	2,964,360
2,465,000	Houston, TX HFC ROLs[3]	13.190	12/1/40	1,362,948
12,710,000	IA Tobacco Settlement Authority ROLs[3]	13.827	6/1/46	39,528
4,500,000	Jacksonville, FL Health Facilities Authority ROLs	10.620	11/15/32	4,523,220
23,795,000	Lehigh County, PA GPA ROLs[3]	3.100	8/15/42	5,873,320
5,550,000	Lehigh County, PA GPA ROLs[3]	2.980	8/15/33	1,408,701
19,650,000	Long Beach, CA Bond Finance Authority Natural Gas ROLs[3]	5.650	11/15/33	(6,140,625)
3,250,000	Long Beach, CA Harbor DRIVERS	11.620	5/15/27	2,989,545
5,455,000	MA H&EFA RITES	2.916	11/15/32	3,218,286
13,020,000	MA HFA RITES[3]	9.963	7/1/25	10,767,280
2,085,000	MA HFA ROLs	13.780	12/1/49	1,159,510
2,625,000	MA HFA ROLs[3]	13.390	6/1/49	1,154,843
945,000	ME Hsg. Authority Mtg. ROLs	9.865	11/15/22	844,093
1,875,000	MI Hsg. Devel. Authority ROLs[3]	12.990	6/1/39	1,016,925
9,960,000	Milledgeville-Baldwin County, GA Devel. Authority (Georgia College & State University Foundation) ROLs[3]	0.350	10/1/33	(3,366,878)
1,993,645	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.) ROLs	12.168	11/1/38	822,937
23,315,000	NE Central Plains Gas Energy ROLs[3]	2.124	12/1/26	(4,010,180)
5,000,000	NE Central Plains Gas Energy ROLs[3]	2.140	12/1/26	(1,281,250)
4,000,000	NE Central Plains Gas Energy ROLs[3]	2.140	12/1/26	(1,025,000)
18,960,000	NJ Health Care RITES	2.744	11/15/33	11,895,694
2,095,000	North Little Rock, AR Residential Hsg. Facilities Board RITES	11.625	8/20/45	1,877,916
31,000,000	Northern CA Gas Authority ROLs[3]	0.100	7/1/27	(13,175,000)
1,785,000	Oklahoma County, OK Finance Authority ROLs	13.770	10/1/38	1,745,801
9,450,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	4.140	8/1/57	(12,285,000)
1,770,000	RI Hsg. & Mtg. Finance Corp. RITES	10.269	10/1/22	1,582,168
3,210,000	RI Hsg. & Mtg. Finance Corp. ROLs[3]	10.073	10/1/47	1,440,776
2,875,000	RI Hsg. & Mtg. Finance Corp. ROLs[3]	12.190	10/1/48	857,325
3,052,000	Sabine Neches, TX HFC (Single Family Mtg.) ROLs	11.744	12/1/39	2,712,618
14,085,000	San Antonio, TX Convention Center ROLs[3]	8.850	7/15/39	7,702,241
F64 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$1,745,000	San Antonio, TX HFC (Multifamily Hsg.) ROLs[3]	9.901%	7/20/47	$623,698
2,145,000	San Antonio, TX Hsg. Trust Finance Corp. (Single Family Mtg.) ROLs	10.870	10/1/39	1,909,393
2,730,000	Sayre, PA Health Care Facilities Authority ROLs[3]	2.742	12/1/24	867,512
4,920,000	Sayre, PA Health Care Facilities Authority ROLs[3]	2.922	12/1/31	959,990
2,680,000	SC Hsg. Finance & Devel. Authority ROLs	9.743	7/1/34	1,584,952
2,440,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)	11.340	12/1/38	2,318,439
10,145,000	Southern CA Public Power Authority Natural Gas ROLs[3]	10.720	11/1/38	(15,724,750)
11,020,000	St. Joseph County, IN Hospital Authority ROLs[3]	2.939	8/15/46	1,270,055
4,830,000	Tarrant County, TX HFC (Village Creek Apartments) RITES	8.147	4/20/48	2,223,684
2,735,000	Tarrant County, TX HFC ROLs[3]	12.990	12/20/48	1,205,205
2,690,000	Tarrant County, TX HFC ROLs[3]	9.898	10/20/47	1,092,463
5,990,000	Tulsa County, OK Home Finance Authority (Single Family Mtg.) ROLs[3]	13.150	12/1/38	5,307,619
1,690,000	TX Dept. of Hsg. & Community Affairs (Multifamily Hsg.) ROLs[3]	13.170	6/20/47	811,944
9,850,000	TX Dept. of Hsg. & Community Affairs RITES	9.784	7/1/34	4,561,535
7,995,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	2.590	9/15/27	1,951,020
51,915,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	13.960	12/15/17	41,617,660
115,855,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	17.090	12/15/26	86,149,778
3,750,000	VA Hsg. Devel. Authority ROLs	9.727	10/1/35	1,968,675
3,290,000	WA HFC ROLs	9.901	6/1/37	1,722,973
3,725,000	WI Hsg. & EDA RITES	9.739	9/1/24	2,716,792
1,845,000	WV Hsg. Devel. Fund RITES	11.177	11/1/32	2,044,002
1,815,000	WV Hsg. Devel. Fund ROLs	10.066	5/1/38	1,003,985
2,140,000	Yavapai County, AZ IDA (Solid Waste Disposal) ROLs[3]	10.663	3/1/28	(25,659)

				$225,047,940

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F52 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis
F65 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2008, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $1,827,043,385.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments as they become due. The Fund may acquire securities in default with respect to contractual payments of principal or interest, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2008, securities with an aggregate market value of $91,605,026, representing 1.41% of the Fund’s net assets, were in default with respect to contractual payments of interest.
     The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego payment of the original principal or coupon interest rates. As of July 31, 2008, securities with an aggregate market value of $15,945,291, representing 0.02% of the Fund’s net assets, were subject to these forbearance agreements. Interest and principal payments of $635,250 and $1,070,000, respectively, are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
F66 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Net Unrealized
Depreciation
Based on Cost
of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$29,650,175	$—	$398,304,914	$1,937,729,481

1.	As of July 31, 2008, the Fund had $81,667,551 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2014	$187,364
2016	81,480,187

Total	$81,667,551

2.	As of July 31, 2008, the Fund had $316,620,819 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	The Fund had $16,544 of straddle losses which were deferred.

4.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.

5.	During the fiscal year ended July 31, 2007, the Fund utilized $6,148,913 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

Increase to	Increase to
Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$26,276	$26,276
The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:

	Year Ended	Year Ended
	July 31, 2008	July 31, 2007

Distributions paid from:
Exempt-interest dividends	$439,859,049	$361,190,921
Ordinary income	2,702,450	2,922,185

Total	$442,561,499	$364,113,106

F67 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$8,734,145,291
Federal tax cost of other investments	(63,477)

Total federal tax cost	$8,734,081,814

Gross unrealized appreciation	$36,913,664
Gross unrealized depreciation	(1,974,643,145)

Net unrealized depreciation	$(1,937,729,481)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$87,148
Payments Made to Retired Trustees	45,626
Accumulated Liability as of July 31, 2008	441,176
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
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Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
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NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	278,856,237	$2,916,922,847	255,415,514	$3,256,685,389
Dividends and/or distributions reinvested	18,646,375	191,467,084	11,963,388	152,344,833
Redeemed	(264,338,488)	(2,833,866,074)	(69,607,414)	(883,902,905)

Net increase	33,164,124	$274,523,857	197,771,488	$2,525,127,317

Class B
Sold	6,521,405	$67,139,700	8,035,188	$102,699,207
Dividends and/or distributions reinvested	1,277,996	13,230,189	1,045,429	13,351,514
Redeemed	(14,920,016)	(155,784,941)	(6,664,299)	(84,978,997)

Net increase (decrease)	(7,120,615)	$(75,415,052)	2,416,318	$31,071,724

Class C
Sold	86,844,863	$900,968,735	83,679,098	$1,065,448,699
Dividends and/or distributions reinvested	5,305,983	54,272,275	3,260,844	41,455,752
Redeemed	(76,450,271)	(813,800,430)	(20,061,528)	(254,532,378)

Net increase	15,700,575	$141,440,580	66,878,414	$852,372,073

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$3,457,968,013	$3,054,960,073
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
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Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2008, the Fund paid $3,602,074 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. The Board of Trustees can increase that fee to 0.25% of average net assets without shareholder approval. Shareholders will be notified of any such change. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan. However, the Board of Trustees can increase that fee to 0.25% of average net assets without shareholder approval. Shareholders will be notified of any such change. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the plan at June 30, 2008 for Class B and Class C shares were $14,739,485 and $29,512,564, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.
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NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 31, 2008	$3,349,166	$1,812,994	$1,601,763	$877,943
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     During the year ended July 31, 2008, the Manager voluntarily reimbursed to the Fund $986 for certain transactions. The payment increased the Fund’s total returns by less than 0.01%.
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium
F72 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
Written option activity for the year ended July 31, 2008 was as follows:

	Call Options
	Number of	Amount of
	Contracts	Premiums

Options outstanding as of July 31, 2007	—	$—
Options written	37,320	4,326,927
Options closed or expired	(19,205)	(2,600,770)
Options exercised	(17,676)	(1,662,680)

Options outstanding as of July 31, 2008	439	$63,477

6. Illiquid Securities
As of July 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.7228% as of July 31, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Fund
F73 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
7. Borrowings Continued
has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
     As of July 31, 2008, the Fund had borrowings outstanding at an interest rate of 2.7228%. Details of the borrowings for the year ended July 31, 2008 are as follows:

Average Daily Loan Balance	$323,493,169
Average Daily Interest Rate	4.208%
Fees Paid	$1,587,828
Interest Paid	$12,908,717
8. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of July 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F74 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders
of Oppenheimer Multi-State Municipal Trust:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester National Municipals (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), including the statement of investments, as of July 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester National Municipals as of July 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 16, 2008
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THIS PAGE INTENTIONALLY LEFT BLANK.
F76 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 31, 2008 are eligible for the corporate dividend-received deduction. 99.39% is derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
29 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
30 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
31 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS Unaudited / Continued

Robert G. Galli, Trustee (since 1993) Age: 75	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 1999) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2004) Age: 56	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2002) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 1989) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
32 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Fielding, Loughran, Cottier and Willis, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald H. Fielding, Vice President and Senior Portfolio Manager (since 2002) Age: 59	Senior Vice President of the Manager (since January 1996). Chief Strategist, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2005) Age: 44	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 36	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
33 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 35	Assistant Vice President of the Manager (since July 2005). Portfolio Manager of the Fund (from May 2003 to December 2005). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
34 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 42	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
35 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, a member of the Board’s Audit Committee, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $140,000 in fiscal 2008 and $106,000 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $4,026 in fiscal 2008 and no such fees in fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed $250,000 in fiscal 2008 and $352,190 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 123R.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $254,026 in fiscal 2008 and $352,190 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date: 09/12/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date: 09/12/2008

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date: 09/12/2008